UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21475

RBC Funds Trust

(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300

Minneapolis, MN 55402-1240

(Address of principal executive offices) (Zip code)

Lee Greenhalgh, Esq.

RBC Plaza

60 South Sixth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 313-1341

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

	RBC Funds
About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various Russell equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Funds’ prospectus for further detail as to your Funds’ investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of
Contents	Letter from the CIO of Equities	1
	Equity Portfolio Managers	4
	Performance Summary	6
	RBC SMID Cap Growth Fund	10
	RBC Enterprise Fund	12
	RBC Small Cap Core Fund	14
	RBC Microcap Value Fund	16
	RBC Mid Cap Value Fund	18
	Schedules of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	44
	- Statements of Operations	46
	- Statements of Changes in Net Assets	47
	Financial Highlights	52
	Notes to Financial Statements	62
	Report of Independent Registered Public Accounting Firm	73
	Other Federal Income Tax Information	74
	Management	75
	Share Class Information	78
	Supplemental Information	79
	Approval of Investment Advisory Agreement	81

LETTER FROM THE CIO OF EQUITIES

The Global Recovery Experiences Growing Pains

During the past twelve months the atmosphere surrounding global capital markets has been unsettled to say the least. Risks have loomed large and economic data has been less than inspiring. Investors had many issues to fret over including the potential impact of the debt problems saddling parts of Europe, growth concerns in the ever-important Chinese economy, the extent of damage done by the Gulf of Mexico oil spill and whether the U.S. economy would face a double-dip recession. Widespread anxiety reinforced the close connections between the world’s markets and economies and pointed out how easily worries can vault borders.

Despite this backdrop U.S. stock markets, as represented by the S&P 500, rode a wave of worry to finish the year ended September 30 with positive double digit returns. The broad market, as represented by the S&P 500, returned 10.16%. Both mid caps and small caps performed even better with the Russell Midcap Index returning 17.54% and the Russell 2000 Index delivering a 13.35% return. However, underlying these positive returns were frequent massive swings in the markets. In the style race, growth stocks outperformed value across all market capitalizations. At the sector level, Consumer Discretionary, 23.7%, Industrials 19.7% and Telecommunication Services 19.1% led the S&P 500 while Financials (3.0%) delivered the only negative return for the period.

A Supportive Landscape

Despite the market’s fluctuations, conditions today still are more supportive for both stocks and the economy than the previous 12 months. And, even though key risks have asserted a stronger presence and some of the luster has come off the global economic rebound, we believe chances are good for a sustainable expansion.

The U.S. manufacturing sector is playing a big part. Activity has been expanding for the past year; and, although the Institute of Supply Management (ISM) manufacturing index declined to 54.4 in September from 56.3 in August, the reading was still well above 50 – the demarcation line between contraction and expansion. The pace of inventory restocking will likely slow as final demand remains weak, but capital spending is likely to remain relatively healthy. Analysts expect equipment investment to advance four times faster than the rise of GDP. Finally, the lagged impacts of the weaker dollar and shifting demand to emerging markets will likely be a net positive for the U.S. export base. So the manufacturing sector is slowing, but the slowdown is not nearly as sharp as other sectors in the economy.

Corporations, meanwhile, are sitting on a record $1.84 trillion in cash and liquid assets. Some of this surplus undoubtedly stems from memories of difficulties in obtaining financing during the credit crisis, but these cash stockpiles may translate to greater capital expenditures ahead, supporting the economy.

Extremely low interest rates and a slackening of headwinds also offer encouraging signs for a continued expansion. For example, the Federal Funds interest rate, which U.S. banks charge each other to borrow funds on deposit with the Federal Reserve, stood at 2% when Lehman Brothers closed its doors in September 2008. Today, the rate hovers near a paltry 0.2%, encouraging lenders and borrowers to tap into cheap capital.

Oil prices have fallen substantially from nearly $101 per barrel in September 2008 to approximately $80 per barrel by the end of the September 2010

1

LETTER FROM THE CIO OF EQUITIES

quarter. This reduces energy costs for both businesses and consumers. Households are also in much better shape, having been able to lower their financial burden, in particular through mortgage refinancing. In addition, wages have ticked higher despite high unemployment. The 90% of the U.S. labor force who are employed are earning more per hour and working more hours. Personal income increased 0.5% in August while compensation was up 0.3% as private wages and salaries jumped 0.5%. This gain reflects the increase in hours worked and job creation, albeit modest.

Potential in Equities... But be Aware of the Risks

Surveying equity markets in the fall of 2010 and looking into 2011, we believe stock valuations remain attractive, as an expanding economy translates into corporate profit growth. During the recent downturn, profits declined well below their long-term trend. That has changed, and Wall Street analysts now expect double-digit profit growth in both 2010 and 2011.

Based on current prices and expectations for earnings, equities should remain a compelling proposition. The evidence can be seen in the price-to-earnings ratio for U.S. equities, which indicates how much investors must pay for a given amount of company earnings. Based on current expectations for 2010 and 2011, Price to Earnings (P/E) ratios become increasingly appealing.

Risk On... Risk Off

In capital markets, risk goes hand-in-hand with opportunity. Investors should consider not only the return they expect a stock, sector or asset class to produce, but also how much that return might vary from what is expected.

Our research indicates that while returns are very hard to forecast, volatility is less so. Volatility tends to be “sticky,” i.e., it spends time both above and below normal, and it tends to move away from those extremes and back to equilibrium at a muted pace. Intuitively this makes sense since stock markets are influenced heavily by both optimism and pessimism – and these attitudes do not always change overnight. The current environment suggests that the return potential for global stocks is above normal, but so is volatility.

However, the patterns of recent events appear to have parallels in the aftermath of the U.S. savings and loan crisis of the early 1990s. In the ensuing years, ultra-low interest rates unleashed speculative forces that eventually led to the devaluation of the Mexican peso in 1994, the Asian crisis in 1997 and the Russian debt crisis in 1998.

Opportunity Can Arise from Volatile Markets

These disturbances rattled markets, but equities eventually resumed their upward trajectory. One of the key reasons for this was the aftershocks from crisis spurred monetary authorities to ease their policies or prompted one or more nations to provide fiscal stimulus aimed at encouraging economic growth and stabilizing markets.

Market setbacks can be painful, but they also allow disciplined investors to capitalize on overreactions. For example, U.S. budget woes have weakened the dollar, but some U.S. companies are likely to see their exports grow as they become more affordable to emerging markets such as China.

2

LETTER FROM THE CIO OF EQUITIES

Effective research and portfolio management can always point to areas of opportunity. Every investor has to fit these opportunities into a portfolio framework whose overall strategy should align with defined long-term goals.

Gordon Telfer
RBC Funds Chief Investment Officer
Equity Products
Past performance is not a guarantee of future results.
Mutual fund investing involves risk. Principal loss is possible.	Gordon Telfer Chief Investment Officer, Equity Products

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Price to Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share

The S&P 500 Index is an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

The Russell Midcap Index is an unmanaged index that measures the performance of approximately 800 of the smallest securities in the Russell 1000 Index based on a combination of their market cap and current index membership.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 200 of the largest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

It is not possible to invest directly in an index.

3

EQUITY PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the RBC Equity Funds, with no individual team member being solely responsible for the investment decisions.

Gordon Telfer

Gordon Telfer

Chief Investment Officer, Equity Products, Managing Director, Head of Growth Equities US.

Gordon Telfer is Chief Investment Officer, Equity Products and is responsible for directing RBC GAM (US)’s U.S. equities research efforts. He joined RBC GAM (US) in 2003 from Alliance Capital Management where he was a senior portfolio manager and a member of Alliance’s Investment Policy Group. Prior to Alliance, he worked for Scudder Kemper Investments as senior vice president and global strategist and spokesperson for Scudder Kemper’s U.S. and International Portfolio Management Group. Gordon began his career in the investment industry in 1986 at Murray Johnstone International in portfolio management. He has spoken at numerous regional and national conferences on portfolio management and been a guest on CNBC. A native of Glasglow, Scotland, Gordon received his Stock Exchange Diploma from the Herriott Watt University, Edinburgh, Scotland

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, and RBC Microcap Value Fund. He is also co-manager of RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

George Prince

4

EQUITY PORTFOLIO MANAGERS

Kenneth A. Tyszko, CPA, CFA

Vice President, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund (formerly known as RBC Mid Cap Growth Fund). He joined RBC GAM (US) in 2001 from Oberweis Asset Management Inc., where he served as a portfolio manager. From 1996 to 1999, he managed small cap growth assets for ABN AMRO Asset Management (USA) Inc. and ABN AMRO Incorporated. Before working at ABN AMRO, Ken was a portfolio manager with Sears Investment Management Co. (SIMCO). His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken began his career in the investment industry in 1984. He received a BS in Accountancy from the University of Illinois. Ken is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the CFA Society of Chicago and the CFA Institute. Ken has been a guest on Bloomberg Television and WebFN.

Kenneth A. Tyszko

Stephen E. Kylander

Vice President, Senior Portfolio Manager

Steve Kylander is responsible for portfolio management of the RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, he was a portfolio manager and research analyst for Babson Capital Management. Steve’s previous experience also includes strategy consulting, mergers and acquisitions work and investment banking for L.E.K. Consulting, The Yarmouth Group, and First Boston Corporation. He began working in the investment industry in 1986. Steve earned a BA from Dartmouth College and an MBA from Harvard Business School.

Stephen E. Kylander

5

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2010 (Unaudited)
RBC SMID Cap Growth Fund (formerly known as RBC Mid Cap Growth Fund)(a)
	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A
- Including Maximum Sales Charge of 5.75%	16.01%	(6.45)%	0.36%	1.53%	9.95%
- At Net Asset Value	23.06%	(4.58)%	1.54%	2.14%	10.28%	1.35%	1.79%
Class C (c)
- Including Contingent Deferred Sales Charge of 1.00%	21.12%	(5.29)%	0.77%	1.38%	9.46%
- At Net Asset Value	22.12%	(5.29)%	0.77%	1.38%	9.46%	2.09%	2.53%
Class I	23.30%	(4.36)%	1.79%	2.40%	10.61%	1.10%	1.54%
Class S (d)	23.17%	(4.38)%	1.79%	2.40%	10.61%	1.10%	1.54%
Russell 2500 Growth Index*	17.27%	(3.41)%	3.09%	0.47%	9.11%

Russell Midcap Growth Index*	18.27%	(3.90)%	2.86%	(0.88)%	9.76%
RBC Enterprise Fund (e)
	1 Year	3 Year	5 Year	10 Year	Since Inception(f)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	1.69%	(10.65)%	(2.88)%	6.50%	9.71%
- At Net Asset Value	7.93%	(8.86)%	(1.73)%	7.13%	9.96%	1.33%	1.76%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	6.04%	(9.54)%	(2.47)%	6.33%	9.14%
- At Net Asset Value	7.04%	(9.54)%	(2.47)%	6.33%	9.14%	2.08%	2.51%
Class I (h)	8.11%	(8.64)%	(1.49)%	7.40%	10.23%	1.08%	1.51%
Class S	8.11%	(8.64)%	(1.49)%	7.40%	10.23%	1.08%	1.51%
Russell 2000 Index*	13.35%	(4.29)%	1.60%	4.00%	8.55%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

PERFORMANCE SUMMARY

RBC Small Cap Core Fund (i)
	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	10.57%	(5.23)%	1.63%	5.58%	9.16%
- At Net Asset Value	17.31%	(3.33)%	2.84%	6.21%	9.50%	1.47%	2.28%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	15.38%	(3.96)%	2.14%	5.45%	8.70%
- At Net Asset Value	16.38%	(3.96)%	2.14%	5.45%	8.70%	2.23%	2.99%
Class S	17.64%	(2.97)%	3.18%	6.50%	9.79%	1.22%	2.04%
Russell 2000 Index*	13.35%	(4.29)%	1.60%	4.00%	8.86%
RBC Microcap Value Fund (k)
	1 Year	3 Year	5 Year	10 Year	Since Inception(l)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	4.75%	(9.85)%	(2.33)%	5.87%	7.88%
- At Net Asset Value	11.12%	(8.05)%	(1.16)%	6.50%	8.16%	1.32%	1.64%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	9.21%	(8.75)%	(1.90)%	5.71%	7.35%
- At Net Asset Value	10.21%	(8.75)%	(1.90)%	5.71%	7.35%	2.07%	2.39%
Class S	11.33%	(7.82)%	(0.91)%	6.77%	8.43%	1.07%	1.39%
Russell 2000 Value Index*	11.84%	(4.99)%	0.73%	7.72%	9.45%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

PERFORMANCE SUMMARY

RBC Mid Cap Value Fund

	Since Inception(m)	Net Expense Ratio(1)(2)(3)(4)	Gross Expense Ratio(1)(2)(3)(4)
Class I	8.00%	0.90%	12.64%
- At Net Asset Value

Russell MidCap Value Index*	11.15%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year-end (September 30, 2010).

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2011.

(3) For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

(4) Annualized

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund , the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.

(c)	The inception date for Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).

(d)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.

(e)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund . Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

PERFORMANCE SUMMARY

(g)	The inception date for Class A and Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A and Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).

(h)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

(i)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)	The since inception date (commencement of operations) of the Fund is December 31, 2009. The performance of the index since inception of the Fund is calculated from December 31, 2009.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Microcap Index is an unmanaged index that measures the performance of 1000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund(1)
Investment Strategy

Seeks long-term growth by primarily investing in high quality, small and mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2010, the Fund had a total return of 23.17% (Class S). That compares to a total return of 17.27% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—  Strong outperformance during the year was primarily driven by favorable stock selection in the technology, health care and consumer discretionary sectors.

—  Stock selection in the technology sector was the leading contributor to the Fund as strong earnings results throughout the year drove significant gains in the networking stocks of F5 Networks and Riverbed Technology. Akamai Technologies benefited from strong financial results while the announced takeout of CyberSource by Visa was also a material contributor to performance.

—  Favorable stock selection in the consumer discretionary sector was driven by strengthening sales trends at specialty retailers Fossil and Tractor Supply, as well as fast-casual restaurant chain Panera Bread.

Factors That Detracted From Relative Returns

—  Stock selection in the financials sector was the primary detractor for the period due to disappointing results from trading stocks Investment Technology Group and Knight Capital Group, while the Fund’s more defensive property-casualty insurance companies, Tower Group and HCC Insurance, also lagged in a strong period for the overall market.

—  The Fund’s overweight position in the health care sector negatively impacted results as the overall sector lagged the performance of the index as a whole.

—  The Fund’s modest cash position in a strong market environment also detracted from results.

(1) Effective August 17, 2010, RBC Mid Cap Growth Fund changed its name to RBC SMID Cap Growth Fund.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund(1)
Long-term capital appreciation.				Investment Objective
Russell Midcap Growth Index and Russell 2500 Growth Index				Benchmark
				Asset Allocation (as of 9/30/10) (% of fund’s investments) & Top Five Industries (as of 9/30/10) (% of fund’s net assets)

F5 Networks, Inc.	2.59%	Edwards Lifesciences Corp.	2.12%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
Fossil, Inc.	2.43%	Ross Stores, Inc.	1.91%
Riverbed Technology, Inc.	2.37%	Catalyst Health Solutions, Inc.	1.83%
Tractor Supply Co.	2.36%	LKQ Corp.	1.80%
Akamai Technologies, Inc.	2.21%	MICROS Systems, Inc.	1.70%
*A listing of all portfolio holdings can be found beginning on page 20.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2000 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2010, the Fund had a total return of 8.11% (Class S). That compares to a total return of 13.35% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—  Overall, favorable sector weighting provided a positive contribution for the Fund compared to the Russell 2000 Index for the one-year period.

—  An underweight in the poorly performing financials sector and an overweight in the strongly performing information technology sector were the most important contributors to favorable sector weighting performance versus the benchmark.

—  Favorable information technology stock selection, especially among software and electronic equipment and instruments companies, was also an important performance factor.

—  Positive stock selection in the energy equipment and services industry provided a smaller boost to overall performance compared to the Russell 2000 Index.

Factors That Detracted From Relative Returns

—  Overall, the Fund’s smaller market cap profile compared to the Russell 2000 Index and adverse stock selection detracted from relative returns in the one-year period.

—  The Fund’s consistent focus on microcap stocks detracted from performance in a period when the Russell Microcap Index trailed the Russell 2000 Index by approximately 6.00%.

—  Adverse stock selection had its largest negative impact in the industrials sector, especially among electrical equipment and construction and engineering stocks.

—  Adverse stock selection compared to the Russell 2000 Index in the materials and consumer discretionary sectors also hindered relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/10) (% of fund’s investments) & Top Five Industries (as of 9/30/10) (% of fund’s net assets)

Spectrum Control, Inc.	4.48%	Steinway Musical Instruments	3.59%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
LaBarge, Inc.	4.19%	Columbus McKinnon Corp.	3.46%
AZZ, Inc.	3.90%	Universal Stainless & Alloy	3.30%
Universal Electronics, Inc.	3.84%	Casual Male Retail Group, Inc.	2.73%
Sonic Solutions, Inc.	3.79%	Xyratex Ltd.	2.71%
*A listing of all portfolio holdings can be found beginning on page 23.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1999 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2010, the Fund had a total return of 17.64% (Class S). That compares to a total return of 13.35% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—  Favorable stock selection was the primary factor in the Fund’s superior performance compared to the Russell 2000 for the one-year period.

—  Favorable stock selection among information technology stocks was the most significant positive performance factor, most notably among electronic equipment, semiconductor equipment, and software makers.

—  Positive industrials stock selection was also an important factor with special strength in machinery and commercial services and supplies companies.

—  A sector underweight compared to the Russell 2000 in the poorly performing financials sector also contributed to the Fund’s above-benchmark performance.

Factors That Detracted From Relative Returns

—  Adverse selection among health care stocks was a drag on performance for the one-year period.

—  Within the health care sector, exposure to home health care providers and selection among equipment and supplies manufacturers were the most significant adverse performance factors.

—  Within the materials sector, adverse stock selection in the chemicals industry was a slight detractor from relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap,small cap and micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/10) (% of fund’s investments) & Top Five Industries (as of 9/30/10) (% of fund’s net assets)

Gardner Denver, Inc.	4.08%	Xyratex Ltd.	2.64%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
Spectrum Control, Inc.	3.46%	Universal Electronics, Inc.	2.61%
Sonic Solutions, Inc.	3.23%	Universal Stainless & Alloy	2.53%
Nash Finch Co.	2.77%	AZZ, Inc.	2.51%
Casual Male Retail Group, Inc.	2.64%	Compass Diversified Holdings	2.50%
*A listing of all portfolio holdings can be found beginning on page 26.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2000 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while seeking to offer shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2010, the Fund had a total return of 11.33% (Class S). That compares to a total return of 11.84% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—  Favorable sector weightings provided the largest positive contribution to the Fund’s returns relative to the Russell 2000 value index for the one-year period.

—  An underweight in the poorly performing financials sector and an overweight in the better performing consumer discretionary sector were the main positive contributors to relative performance.

—  Favorable stock selection among energy and information technology stocks also boosted performance.

Factors That Detracted From Relative Returns

—  The Fund’s concentration in microcap stocks hurt relative performance in a period when the Russell Microcap performance trailed the Russell 2000 Value Index

—  Adverse stock selection among financials stocks was an important factor detracting from performance during the period. Selection among commercial bank stocks was especially negative.

—  Adverse stock selection in the materials sector also detracted from relative performance

Mutual fund investing involves risk. Principal loss is possible. Investing in micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Value Index				Benchmark
				Asset Allocation (as of 9/30/10) (% of fund’s investments) & Top Five Industries (as of 9/30/10) (% of fund’s net assets)

Buckeye Technologies, Inc.	0.65%	Ladish Co., Inc.	0.59%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
Meadowbrook Insurance Group,Inc.	0.63%	Integrated Silicon Solution, Inc.	0.55%
Consolidated Graphics, Inc.	0.62%	Insight Enterprises, Inc.	0.53%
Harvest Natural Resources, Inc.	0.61%	Oplink Communications, Inc.	0.52%
American Equity Investment Life Holding Co.	0.60%	Elizabeth Arden, Inc.	0.52%
*A listing of all portfolio holdings can be found beginning on page 29.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2000 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Investment Strategy

Seeks to provide superior long-term growth of capital while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

Since the Fund’s inception on December 31, 2009, the Fund had a total return of 8.00% (Class I) as of September 30, 2010. That compares to a total return of 11.15% for the Russell Midcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—  Overall stock selection was a positive contributor to the Funds’ performance during the period.

—  Stock selection was particularly strong in the materials, industrials, energy and financials sectors.

—  The Fund’s underweight in the poorer performing utilities sector was also a positive contributor to performance.

Factors That Detracted From Relative Returns

—  Overall sector allocation, driven by an overweight in technology, had a negative impact on the Fund’s performance relative to its benchmark.

—  An underweight in real estate investment trusts (REITs) also detracted from performance.

—  Adverse stock selection in the technology sector also hindered relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell Mid Cap Value Index				Benchmark
				Asset Allocation (as of 9/30/10) (% of fund’s investments) & Top Five Industries (as of 9/30/10) (% of fund’s net assets)

Reinsurance Group of America, Inc.	4.38%	First Niagara Financial Group, Inc.	2.46%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
Kohl’s Corp.	3.46%	Celanese Corp., Class A	2.42%
KKR Financial Holdings LLC REIT	3.37%	Cameron International Corp.	2.40%
World Fuel Services Corp.	3.07%	Crown Holdings, Inc.	2.30%
Tower Group, Inc.	2.66%
Emergency Medical Services Corp., Class A	2.52%
*A listing of all portfolio holdings can be found beginning on page 40.

				Growth of $10,000 Initial Investment Since Inception (12/30/09)

The graph reflects an initial investment of $10,000 over the period from December 30,2009 to September 30, 2010 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2010
Shares		Value
Common Stocks — 96.48%
Consumer Discretionary — 13.58%
8,200	Capella Education Co.*	$636,484
29,400	Fossil, Inc.*	1,581,426
20,100	Guess?, Inc.	816,663
56,160	LKQ Corp.*	1,168,128
12,200	Panera Bread Co., Class A*	1,081,042
22,700	Ross Stores, Inc.	1,239,874
38,700	Tractor Supply Co.	1,534,842
20,100	WMS Industries, Inc.*	765,207

		8,823,666

Consumer Staples — 3.46%
10,100	Church & Dwight Co., Inc.	655,894
10,400	Ralcorp Holdings, Inc.*	608,192
29,700	United Natural Foods, Inc.*	984,258

		2,248,344

Energy — 4.52%
15,100	Dril-Quip, Inc.*	937,861
12,390	Oceaneering International, Inc.*	667,325
17,400	Oil States International, Inc.*	809,970
13,900	Unit Corp.*	518,331

		2,933,487

Financials — 6.24%
21,800	Eaton Vance Corp.	633,072
18,300	Federated Investors, Inc., Class B	416,508
33,200	HCC Insurance Holdings, Inc.	866,188
28,800	Knight Capital Group, Inc., Class A*	356,832
34,100	Raymond James Financial, Inc.	863,753
39,300	Tower Group, Inc.	917,655

		4,054,008

Health Care — 24.30%
55,100	Bruker Corp.*	773,053
33,700	Catalyst Health Solutions, Inc.*	1,186,577
10,400	Cerner Corp.*	873,496
12,200	Charles River Laboratories International, Inc.*	404,430
20,500	Edwards Lifesciences Corp.*	1,374,525
13,000	Gen-Probe, Inc.*	629,980
18,600	Henry Schein, Inc.*	1,089,588
14,800	IDEXX Laboratories, Inc.*	913,456
15,600	Integra LifeSciences Holdings Corp.*	615,576
7,800	Laboratory Corp of America Holdings*	611,754
18,300	Meridian Bioscience, Inc.	400,404
6,900	Mettler-Toledo International, Inc.*	858,636

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2010
Shares		Value
14,500	MWI Veterinary Supply, Inc.*	$836,940
21,500	NuVasive, Inc.*	755,510
19,200	Parexel International Corp.*	444,096
11,300	Perrigo Co.	725,686
25,600	Pharmaceutical Product Development, Inc.	634,624
10,400	Varian Medical Systems, Inc.*	629,200
27,500	Volcano Corp.*	714,450
12,200	Waters Corp.*	863,516
13,000	West Pharmaceutical Services, Inc.	446,030

		15,781,527

Industrials — 17.73%
10,400	Alliant Techsystems, Inc.*	784,160
22,700	AMETEK, Inc.	1,084,379
16,520	Donaldson Co., Inc.	778,588
15,180	Expeditors International of Washington, Inc.	701,771
8,100	Flowserve Corp.	886,302
11,740	Huron Consulting Group, Inc.*	258,163
12,200	Jacobs Engineering Group, Inc.*	472,140
15,700	Landstar System, Inc.	606,334
18,300	MSC Industrial Direct Co., Class A	988,932
15,490	Roper Industries, Inc.	1,009,638
14,000	Stericycle, Inc.*	972,720
15,400	Teledyne Technologies, Inc.*	613,228
18,200	Towers Watson & Co., Class A	895,076
15,600	Waste Connections, Inc.*	618,696
26,100	Woodward Governor Co.	846,162

		11,516,289

Information Technology — 23.13%
28,600	Akamai Technologies, Inc.*	1,435,148
32,800	Altera Corp.	989,248
15,820	ANSYS, Inc.*	668,395
27,810	Autodesk, Inc.*	889,086
14,800	Comtech Telecommunications Corp.*	404,780
25,200	Digital River, Inc.*	857,808
14,840	Dolby Laboratories, Inc., Class A*	843,060
16,200	F5 Networks, Inc.*	1,681,722
18,300	Global Payments, Inc.	784,887
30,700	Logitech International SA*	534,180
10,400	Mantech International Corp., Class A*	411,840
25,250	Microchip Technology, Inc.	794,113
26,100	MICROS Systems, Inc.*	1,104,813
18,300	National Instruments Corp.	597,678
18,300	Open Text Corp.*	860,832
33,700	Riverbed Technology, Inc.*	1,536,046

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2010
Shares		Value
25,300	Synopsys, Inc.*	$626,681

		15,020,317

Materials — 3.52%
16,800	AptarGroup, Inc.	767,256
15,400	Reliance Steel & Aluminum Co.	639,562
14,600	Sigma-Aldrich Corp.	881,548

		2,288,366

Total Common Stocks		62,666,004

(Cost $50,600,235)
Investment Company — 2.71%
1,756,585	JPMorgan Prime Money Market Fund	1,756,585

Total Investment Company		1,756,585

(Cost $1,756,585)

Total Investments		$64,422,589
(Cost $52,356,820)(a) — 99.19%

Other assets in excess of liabilities — 0.81%		527,861

NET ASSETS — 100.00%		$64,950,450

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2010

Shares		Value
Common Stocks — 96.42%
Consumer Discretionary — 17.46%
428,178	Benihana, Inc., Class A*	$3,249,871
72,800	Books-A-Million, Inc.	436,800
160,250	Cache, Inc.*	817,275
932,773	Casual Male Retail Group, Inc.*	3,805,714
62,200	Delta Apparel, Inc.*	933,000
109,600	Furniture Brands International, Inc.*	589,648
83,630	Mac-Gray Corp.	1,014,432
36,391	Movado Group, Inc.*	395,934
41,000	Red Robin Gourmet Burgers, Inc.*	804,010
176,400	RG Barry Corp.	1,815,156
290,656	Steinway Musical Instruments*	5,005,096
27,150	Tefron Ltd.*	95,025
256,700	Universal Electronics, Inc.*	5,352,195

		24,314,156

Energy — 2.40%
28,000	Gulf Island Fabrication, Inc.	509,600
94,800	Gulfport Energy Corp.*	1,312,032
14,954	OYO Geospace Corp.*	865,538
54,300	Tesco Corp.*	653,229

		3,340,399

Financials — 9.55%
294,300	Asta Funding, Inc.	2,245,509
96,100	Boston Private Financial Holdings, Inc.	628,494
91,059	CoBiz Financial, Inc.	506,288
194,900	Compass Diversified Holdings	3,149,584
65,000	Cypress Sharpridge Investments, Inc. REIT	867,750
68,800	Firstcity Financial Corp.*	556,592
32,000	LaSalle Hotel Properties REIT	748,480
34,626	Mercantile Bank Corp.	156,856
95,389	MetroCorp Bancshares, Inc.*	268,043
93,000	National Interstate Corp.	2,024,610
60,374	Northrim BanCorp, Inc.	1,002,208
63,900	SWS Group, Inc.	458,163
50,000	Washington Banking Co.	693,000

		13,305,577

Health Care — 9.32%
48,400	America Service Group, Inc.	720,192
73,200	BioScrip, Inc.*	377,712
93,200	Exactech, Inc.*	1,521,024
8,032	HMS Holdings Corp.*	473,406
123,700	Kensey Nash Corp.*	3,573,693
16,400	Landauer, Inc.	1,027,132
55,200	LHC Group, Inc.*	1,280,088

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2010

Shares		Value
83,700	Meridian Bioscience, Inc.	$1,831,356
73,100	Symmetry Medical, Inc.*	704,684
87,500	US Physical Therapy, Inc.*	1,463,000

		12,972,287

Industrials — 22.30%
100,900	Acacia Research - Acacia Technologies*	1,775,840
111,456	Allied Defense Group, Inc. (The)*	268,609
126,700	AZZ, Inc.	5,427,828
573,000	C&D Technologies, Inc.*	169,896
290,225	Columbus McKinnon Corp.*	4,814,833
185,000	Eagle Bulk Shipping, Inc.*	965,700
61,200	Ennis, Inc.	1,094,868
97,300	Greenbrier Cos., Inc.*	1,516,907
26,900	Hurco Cos, Inc.*	486,083
70,000	Kimball International, Inc., Class B	408,100
466,894	LaBarge, Inc.*	5,831,506
19,000	Marten Transport Ltd.	440,420
49,300	NN, Inc.*	406,725
133,333	OceanFreight, Inc.*	126,666
42,150	Old Dominion Freight Line, Inc.*	1,071,453
152,700	Orion Marine Group, Inc.*	1,895,007
406,000	PGT, Inc.*	925,680
21,273	Powell Industries, Inc.*	662,016
63,674	Standard Parking Corp.*	1,088,825
32,500	Sun Hydraulics Corp.	916,175
135,800	TBS International PLC, Class A*	753,690

		31,046,827

Information Technology — 24.98%
186,682	Aspen Technology, Inc.*	1,935,892
84,974	Computer Task Group, Inc.*	649,201
41,377	Comtech Telecommunications Corp.*	1,131,661
274,002	DivX, Inc.*	2,611,239
153,585	EMS Technologies, Inc.*	2,861,289
134,400	Interactive Intelligence, Inc.*	2,365,440
524,238	Lionbridge Technologies, Inc.*	2,254,223
399,800	NIC, Inc.	3,314,342
463,411	Sonic Solutions, Inc.*	5,273,617
424,183	Spectrum Control, Inc.*	6,243,974
117,500	Tyler Technologies, Inc.*	2,368,800
254,000	Xyratex Ltd.*	3,769,360

		34,779,038

Materials — 8.09%
467,116	Intertape Polymer Group, Inc.*	705,345
101,700	Koppers Holdings, Inc.	2,732,679
179,800	Landec Corp.*	1,116,558

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2010

Shares		Value
294,900	Omnova Solutions, Inc.*	$2,120,331
187,088	Universal Stainless & Alloy*	4,594,881

		11,269,794

Utilities — 2.32%
88,700	Central Vermont Public Service Corp.	1,789,079
65,800	Unitil Corp.	1,444,310

		3,233,389

Total Common Stocks		134,261,467

(Cost $121,040,120)
Exchange Traded Fund — 1.79%
108,500	SPDR KBW Regional Banking	2,485,735

Total Exchange Traded Fund		2,485,735

(Cost $2,781,485)
Warrants/Rights — 0.00%
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)	0
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)	0

Total Warrants/Rights		0

(Cost $0)

Investment Company — 1.05%
1,464,168	JPMorgan Prime Money Market Fund	1,464,168

Total Investment Company		1,464,168

(Cost $1,464,168)

Total Investments		$138,211,370
(Cost $125,285,773)(c) — 99.26%

Other assets in excess of liabilities — 0.74%		1,028,716

NET ASSETS — 100.00%		$139,240,086

*	Non-income producing security.
(a)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(b)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).
(c)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

    See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2010

Shares		Value
Common Stocks — 97.51%
Consumer Discretionary — 15.66%
76,019	Benihana, Inc., Class A*	$576,984
285,200	Casual Male Retail Group, Inc.*	1,163,616
24,600	Dress Barn, Inc.*	584,250
21,900	Drew Industries, Inc.*	456,834
35,500	Furniture Brands International, Inc.*	190,990
7,600	Jo-Ann Stores, Inc.*	338,580
62,707	Steinway Musical Instruments*	1,079,814
9,750	Steven Madden Ltd.*	400,335
44,900	True Religion Apparel, Inc.*	958,166
55,123	Universal Electronics, Inc.*	1,149,315

		6,898,884

Consumer Staples — 4.67%
8,700	Alberto-Culver Co.	327,555
28,700	Nash Finch Co.	1,220,898
45,200	Sally Beauty Holdings, Inc.*	506,240

		2,054,693

Energy — 4.13%
1,500	CARBO Ceramics, Inc.	121,500
31,200	Georesources, Inc.*	496,080
7,300	Tesco Corp.*	87,819
15,700	Willbros Group, Inc.*	143,969
37,300	World Fuel Services Corp.	970,173

		1,819,541

Financials — 10.68%
32,100	Amerisafe, Inc.*	602,838
42,300	Ares Capital Corp.	661,995
55,027	Asta Funding, Inc.	419,856
68,100	Compass Diversified Holdings	1,100,496
14,900	Cypress Sharpridge Investments, Inc. REIT	198,915
25,725	Delphi Financial Group, Inc., Class A	642,868
11,900	LaSalle Hotel Properties REIT	278,341
8,500	ProAssurance Corp.*	489,515
21,500	SeaBright Insurance Holdings, Inc.	173,290
10,200	SWS Group, Inc.	73,134
4,072	Trico Bancshares	62,587

		4,703,835

Health Care — 8.37%
7,200	Amedisys, Inc.*	171,360
12,000	Emergency Medical Services Corp., Class A*	639,000
10,600	Invacare Corp.	281,006
11,000	Kinetic Concepts, Inc.*	402,380
22,300	Meridian Bioscience, Inc.	487,924

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2010

Shares		Value
36,075	PSS World Medical, Inc.*	$771,283
30,800	Symmetry Medical, Inc.*	296,912
18,500	West Pharmaceutical Services, Inc.	634,735

		3,684,600

Industrials — 24.59%
82,800	ACCO Brands Corp.*	476,100
6,400	American Science & Engineering, Inc.	471,360
27,700	ArvinMeritor, Inc.*	430,458
9,700	Atlas Air Worldwide Holdings, Inc.*	487,910
25,808	AZZ, Inc.	1,105,615
155,200	C&D Technologies, Inc.*	46,017
13,700	Chart Industries, Inc.*	278,932
61,200	Columbus McKinnon Corp.*	1,015,308
33,500	Gardner Denver, Inc.	1,798,280
37,200	Greenbrier Cos., Inc.*	579,948
15,500	II-VI, Inc.*	578,615
40,600	Insteel Industries, Inc.	364,588
63,900	Interface, Inc., Class A	909,297
25,600	Knoll, Inc.	397,056
13,900	LB Foster Co., Class A*	402,266
10,200	Marten Transport Ltd.	236,436
10,200	Old Dominion Freight Line, Inc.*	259,284
6,878	Powell Industries, Inc.*	214,043
7,800	Sun Hydraulics Corp.	219,882
11,700	Wabtec Corp.	559,143

		10,830,538

Information Technology — 20.42%
6,800	ADC Telecommunications, Inc.*	86,156
46,500	Aspen Technology, Inc.*	482,205
19,300	Checkpoint Systems, Inc.*	392,755
11,100	Comtech Telecommunications Corp.*	303,585
24,924	DivX, Inc.*	237,526
30,300	EMS Technologies, Inc.*	564,489
20,200	InterDigital, Inc.*	598,122
58,200	NIC, Inc.	482,478
34,100	Skyworks Solutions, Inc.*	705,188
124,842	Sonic Solutions, Inc.*	1,420,702
103,400	Spectrum Control, Inc.*	1,522,048
38,200	STEC, Inc.*	475,590
27,800	Tyler Technologies, Inc.*	560,448
78,500	Xyratex Ltd.*	1,164,940

		8,996,232

Materials — 6.91%
59,900	Intertape Polymer Group, Inc.*	90,449
33,200	Koppers Holdings, Inc.	892,084

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2010

Shares		Value
71,800	Omnova Solutions, Inc.*	$516,242
13,700	Rockwood Holdings, Inc.*	431,139
45,400	Universal Stainless & Alloy*	1,115,024

		3,044,938

Utilities — 2.08%
9,900	Energen Corp.	452,628
13,900	Unisource Energy Corp.	464,677

		917,305

Total Common Stocks		42,950,566

(Cost $32,054,852)
Investment Company — 1.56%
685,792	JPMorgan Prime Money Market Fund	685,792

Total Investment Company		685,792

(Cost $685,792)

Total Investments		$43,636,358
(Cost $32,740,644)(a) — 99.07%

Other assets in excess of liabilities — 0.93%		409,042

NET ASSETS — 100.00%		$44,045,400

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations	used are defined below:

REIT - Real Estate Investment Trust

    See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2010

Shares		Value
Common Stocks — 94.92%
Consumer Discretionary — 19.71%
96,000	Adams Golf, Inc.*	$410,880
3,725	Ambassadors International, Inc.*	6,705
15,500	America’s Car-Mart, Inc.*	390,290
48,000	Arctic Cat, Inc.*	492,000
40,000	Asbury Automotive Group, Inc.*	562,800
69,000	Audiovox Corp., Class A*	471,960
69,000	Benihana, Inc., Class A*	523,710
900	Biglari Holdings, Inc.*	295,785
69,000	Bluegreen Corp.*	192,510
7,000	Blyth, Inc.	288,680
46,000	Books-A-Million, Inc.	276,000
15,127	Bowl America, Inc., Class A	186,667
72,000	Build-A-Bear Workshop, Inc.*	435,600
44,000	Carriage Services, Inc.*	220,440
40,000	Christopher & Banks Corp.	316,400
15,000	Core-Mark Holding Co., Inc.*	464,400
99,000	Craftmade International, Inc.*	514,800
29,000	CSS Industries, Inc.	501,410
38,000	Delta Apparel, Inc.*	570,000
17,700	Dorman Products, Inc.*	545,514
11,000	DSW, Inc., Class A*	315,700
17,500	Duckwall-ALCO Stores, Inc.*	228,550
31,000	Entercom Communications Corp., Class A*	243,660
33,000	Finish Line, Inc. (The), Class A	459,030
34,000	Flexsteel Industries	521,560
40,000	Fred’s, Inc., Class A	472,000
85,000	Golfsmith International Holdings, Inc.*	247,350
17,000	Group 1 Automotive, Inc.*	507,960
64,000	Hastings Entertainment, Inc.*	434,560
21,000	Helen of Troy Ltd.*	531,090
31,000	Hooker Furniture Corp.	360,530
50,000	HOT Topic, Inc.	299,500
65,000	Isle of Capri Casinos, Inc.*	465,400
35,000	Jakks Pacific, Inc.*	617,400
24,000	Johnson Outdoors, Inc., Class A*	307,680
82,000	Journal Communications, Inc., Class A*	369,820
36,000	Kid Brands, Inc.*	309,600
50,310	Lakeland Industries, Inc.*	460,337
17,000	Landry’s Restaurants, Inc.*	416,330
95,270	Lazare Kaplan International, Inc.*	85,743
57,000	La-Z-Boy, Inc.*	481,080
31,000	Lifetime Brands, Inc.*	468,100
43,000	Lithia Motors, Inc., Class A	412,370
61,000	Luby’s, Inc.*	294,020
33,000	Mac-Gray Corp.	400,290

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
33,000	Marcus Corp.	$391,050
23,000	MarineMax, Inc.*	161,920
53,000	McCormick & Schmick’s Seafood Restaurants, Inc.*	412,340
7,500	McRae Industries, Inc., Class A	93,450
26,000	Media General, Inc., Class A*	232,960
16,000	Meritage Homes Corp.*	313,920
21,300	Mestek, Inc.*	181,050
20,000	Modine Manufacturing Co.*	259,400
34,400	Movado Group, Inc.*	374,272
18,300	Nobel Learning Communities, Inc.*	126,453
10,300	Nobility Homes, Inc.*	97,335
32,000	O’Charleys, Inc.*	230,080
41,000	Orleans Homebuilders, Inc.*	5,125
13,000	Oxford Industries, Inc.	309,140
27,350	Perry Ellis International, Inc.*	597,598
135,000	Point.360*	155,250
90,600	Radio One, Inc., Class D*	79,737
28,000	RC2 Corp.*	586,600
56,000	Red Lion Hotels Corp.*	416,640
37,550	Rex Stores Corp.*	544,099
40,000	Rocky Brands, Inc.*	304,800
59,000	Ruby Tuesday, Inc.*	700,330
20,000	Saga Communications, Inc., Class A*	406,000
45,150	Salem Communications Corp., Class A*	134,095
54,000	Shiloh Industries, Inc.*	522,720
40,000	Stage Stores, Inc.	520,000
57,000	Standard Motor Products, Inc.	600,210
44,000	Stein Mart, Inc.*	388,520
26,000	Steinway Musical Instruments*	447,720
98,000	Stewart Enterprises, Inc., Class A	528,220
16,000	Stoneridge, Inc.*	168,160
17,000	Strattec Security Corp.*	423,980
12,000	Sturm Ruger & Co, Inc.	163,680
27,000	Superior Industries International, Inc.	466,560
23,000	Syms Corp.*	176,410
46,000	Systemax, Inc.	564,880
75,000	Trans World Entertainment Corp.*	127,500
50,000	Tuesday Morning Corp.*	238,500
30,000	Universal Travel Group*	133,200
20,000	Walking Co. Holdings, Inc. (The)*	29,000
13,400	Weyco Group, Inc.	324,548

		30,313,663

Consumer Staples — 3.65%
17,600	Andersons, Inc. (The)	667,040
66,000	Central Garden and Pet Co.*	681,780
36,000	Chiquita Brands International, Inc.*	476,640
40,000	Elizabeth Arden, Inc.*	799,600

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
43,000	Ingles Markets, Inc., Class A	$714,230
143,000	ML Macadamia Orchards LP*	358,930
10,000	Nash Finch Co.	425,400
69,000	Omega Protein Corp.*	396,060
49,000	Prestige Brands Holdings, Inc.*	484,610
35,000	Schiff Nutrition International, Inc.	287,000
22,000	Spartan Stores, Inc.	319,000

		5,610,290

Energy — 3.62%
44,000	Bronco Drilling Co., Inc.*	175,560
33,000	Calumet Specialty Products Partners LP	650,760
31,000	Constellation Energy Partners LLC*	89,280
11,615	Enbridge Energy Management LLC(a)	640,824
9,000	Global Partners LP	224,730
90,000	Harvest Natural Resources, Inc.*	937,800
17,000	Hornbeck Offshore Services, Inc.*	331,330
42,000	Knightsbridge Tankers Ltd.	793,800
15,802	Natural Gas Services Group, Inc.*	233,396
60,000	Newpark Resources, Inc.*	504,000
30,000	North American Energy Partners, Inc.*	244,500
14,600	PHI, Inc.*	229,074
20,000	PHI, Inc., Non voting*	323,600
14,000	Teekay Tankers, Ltd., Class A	182,140
110,300	Trico Marine Services, Inc.*	18,310

		5,579,104

Financials — 21.30%
70,000	21st Century Holding Co.	244,300
40,000	Affirmative Insurance Holdings, Inc.*	144,000
9,000	Agree Realty Corp. REIT	227,250
90,000	American Equity Investment Life Holding Co.	921,600
75,000	American Independence Corp.*	360,000
23,000	American Safety Insurance Holdings Ltd.*	375,820
39,190	Ameris Bancorp*	366,427
86,000	Asta Funding, Inc.	656,180
21,000	Baldwin & Lyons, Inc., Class B	534,450
14,500	Bancinsurance Corp.	118,030
16,000	Banco Latinoamericano de Comercio Exterior SA	231,200
70,600	Bancorp, Inc.*	472,314
65,600	Banner Corp.	141,696
100,000	Beverly Hills Bancorp, Inc.*(a)	1,050
45,000	California First National Bancorp	570,150
21,000	Camco Financial Corp.*	41,370
5,200	Capital Southwest Corp.	472,160
38,000	Capitol Bancorp Ltd.*	42,940
25,000	Citizens South Banking Corp.	112,500
48,150	Citizens, Inc.*	331,753

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
133,000	Consumer Portfolio Services*	$118,370
15,000	Cypress Sharpridge Investments, Inc. REIT	200,250
39,777	Donegal Group, Inc., Class A	519,885
8,444	Donegal Group, Inc., Class B	143,548
20,000	Duff & Phelps Corp., Class A	269,400
68,040	Dynex Capital, Inc. REIT	733,471
31,000	EMC Insurance Group, Inc.	660,920
20,000	Federal Agricultural Mortgage Corp., Class C	216,400
34,300	First Defiance Financial Corp.	345,744
11,000	First Financial Corp.	324,500
45,400	First Financial Holdings, Inc.	505,756
58,000	First Industrial Realty Trust, Inc. REIT*	294,060
54,000	First Merchants Corp.	412,020
4,000	First Mercury Financial Corp.	40,320
47,200	First Pactrust Bancorp, Inc.	505,040
38,000	First Place Financial Corp.*	143,640
42,000	First State Bancorp*	6,090
25,000	Firstcity Financial Corp.*	202,250
6,600	Flagstar Bancorp, Inc.*	12,012
45,000	FNB United Corp.*	31,500
21,500	FPIC Insurance Group, Inc.*	754,435
62,000	Franklin Bank Corp.*	105
2,250	FRMO Corp.*	4,297
45,000	Gladstone Investment Corp.	301,500
50,400	Green Bankshares, Inc.*	342,216
108,000	Guaranty Bancorp*	171,720
36,850	Hampton Roads Bankshares, Inc.*	35,247
59,528	Hercules Technology Growth Capital, Inc.	601,828
38,000	HF Financial Corp.	399,000
36,000	Independence Holding Co.	252,720
13,000	Indiana Community Bancorp	168,090
12,000	Infinity Property & Casualty Corp.	585,240
31,000	Intervest Bancshares Corp., Class A*	65,100
8,300	Investors Title Co.	282,200
24,000	Jefferson Bancshares, Inc.	82,800
23,800	JMP Group, Inc.	145,180
17,000	Kansas City Life Insurance Co.	530,230
36,930	LaBranche & Co., Inc.*	144,027
11,000	LSB Corp.	229,900
53,000	Marlin Business Services Corp.*	636,000
23,294	Mass Financial Corp., Class A*	173,540
108,000	MCG Capital Corp.	630,720
108,750	Meadowbrook Insurance Group, Inc.	975,488
62,000	Medallion Financial Corp.	482,980
40,000	Mercer Insurance Group, Inc.	712,000
136,000	MicroFinancial, Inc.	534,480
52,100	MutualFirst Financial, Inc.	400,649
5,300	National Security Group, Inc.	61,109

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
4,800	National Western Life Insurance Co., Class A	$675,264
16,400	Navigators Group, Inc.*	731,932
43,000	NGP Capital Resources Co.	389,580
44,000	Nicholas Financial, Inc.*	407,880
16,000	NYMAGIC, Inc.	410,720
67,400	Old Second Bancorp, Inc.	94,360
15,000	One Liberty Properties, Inc. REIT	238,650
9,034	Onebeacon Insurance Group, Ltd., Class A	129,096
4,700	Oppenheimer Holdings, Inc., Class A	131,365
18,000	Pacific Mercantile Bancorp*	55,800
19,000	Parkway Properties, Inc. REIT	281,200
29,000	Peoples Bancorp, Inc.	358,730
15,000	PMA Capital Corp., Class A*	113,100
37,900	PMC Commercial Trust REIT	329,730
40,000	Presidential Life Corp.	392,000
58,705	Prospect Capital Corp.	570,026
19,000	Provident Financial Holdings, Inc.	111,150
20,000	Ramco-Gershenson Properties Trust REIT	214,200
66,662	Reis, Inc.*	431,970
29,000	Resource America, Inc., Class A	164,720
16,000	Safety Insurance Group, Inc.	672,320
50,000	Sanders Morris Harris Group, Inc.	283,000
42,000	SeaBright Insurance Holdings, Inc.	338,520
109,000	Signature Group Holdings, Inc.*	75,210
21,000	Simmons First National Corp., Class A	593,670
32,000	Southern Community Financial Corp.*	56,000
48,300	Southwest Bancorp, Inc.	626,451
25,000	Sterling Bancorp NY	217,250
75,600	Sun Bancorp, Inc.*	385,560
46,500	SWS Group, Inc.	333,405
54,000	TierOne Corp.*	432
68,000	Unico American Corp.	612,680
99,716	United Community Financial Corp.*	132,622
19,000	United Western Bancorp, Inc.*	7,790
29,000	Winthrop Realty Trust REIT	358,440
4,600	Ziegler Cos., Inc. (The)*	83,812

		32,761,802

Health Care — 5.65%
17,000	Air Methods Corp.*	706,860
34,000	Albany Molecular Research, Inc.*	216,920
128,000	Allied Healthcare International, Inc.*	320,000
11,000	American Shared Hospital Services*	33,880
43,000	Angiodynamics, Inc.*	655,320
4,100	Assisted Living Concepts, Inc., Class A*	124,804
77,000	BioScrip, Inc.*	397,320
45,000	Cantel Medical Corp.	729,000
14,700	Capital Senior Living Corp.*	78,351

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
67,000	Cardiac Science Corp.*	$120,600
26,000	Conmed Corp.*	582,660
46,000	Cross Country Healthcare, Inc.*	330,740
19,600	CryoLife, Inc.*	118,972
27,970	Hanger Orthopedic Group, Inc.*	406,684
20,313	IntegraMed America, Inc.*	190,536
28,000	Invacare Corp.	742,280
7,100	Kewaunee Scientific Corp.	78,810
30,000	Lannett Co., Inc.*	137,400
24,000	Medcath Corp.*	241,680
19,000	Mediware Information Systems*	199,880
38,000	MedQuist, Inc.*	332,880
51,000	PharMerica Corp.*	486,030
22,000	RehabCare Group, Inc.*	444,840
57,000	Res-Care, Inc.*	756,390
3,600	Symmetry Medical, Inc.*	34,704
13,000	Triple-S Management Corp., Class B*	219,050

		8,686,591

Industrials — 20.62%
50,839	Aceto Corp.	345,197
24,000	Alamo Group, Inc.	535,920
125,000	Allied Motion Technologies, Inc.*	536,250
22,000	Altra Holdings, Inc.*	324,060
5,400	Ampco-Pittsburgh Corp.	134,028
13,000	Amrep Corp.*	159,770
22,000	ATC Technology Corp.*	544,280
34,000	Beacon Roofing Supply, Inc.*	495,380
17,000	CAI International, Inc.*	257,890
20,800	Cascade Corp.	661,440
30,000	CBIZ, Inc.*	177,900
48,000	Celadon Group, Inc.*	662,880
93,525	Cenveo, Inc.*	470,431
2,800	Chicago Rivet & Machine Co.	48,580
17,400	CIRCOR International, Inc.	549,840
40,000	Compx International, Inc.	529,200
23,000	Consolidated Graphics, Inc.*	953,350
20,000	Dolan Co. (The)*	227,400
26,000	Ducommun, Inc.	566,280
63,000	Eagle Bulk Shipping, Inc.*	328,860
14,700	Eastern Co. (The)	240,198
11,880	Ecology and Environment, Inc., Class A	141,372
30,000	Encore Wire Corp.	615,300
44,000	Ennis, Inc.	787,160
15,000	EnPro Industries, Inc.*	469,200
35,000	Espey Manufacturing & Electronics Corp.	756,000
62,000	Excel Maritime Carriers Ltd.*	348,440
30,000	Federal Signal Corp.	161,700

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
69,000	Frozen Food Express Industries*	$191,130
21,000	G&K Services, Inc., Class A	480,060
13,000	Geo Group, Inc. (The)*	303,550
40,000	Gibraltar Industries, Inc.*	359,200
35,000	Griffon Corp.*	426,650
25,750	Hardinge, Inc.	197,245
39,000	Herley Industries, Inc.*	643,500
12,000	Insituform Technologies, Inc., Class A*	290,160
23,350	International Shipholding Corp.	659,404
26,000	Jinpan International Ltd.	262,080
12,000	Key Technology, Inc.*	155,040
44,000	Kforce, Inc.*	603,680
14,025	KHD Humboldt Wedag International AG*	111,499
40,000	Kimball International, Inc., Class B	233,200
29,000	Ladish Co., Inc.*	902,770
64,000	LECG Corp.*	70,400
38,000	LS Starrett Co., Class A	397,100
51,750	LSI Industries, Inc.	332,235
66,000	Lydall, Inc.*	485,760
58,000	Mair Holdings Escrow Shares*(a)(b)(c)	0
24,875	Marten Transport Ltd.	576,603
72,000	Mesa Air Group, Inc.*	1,138
41,117	Met-Pro Corp.	414,871
53,000	Miller Industries, Inc.	717,090
63,000	NN, Inc.*	519,750
18,800	Northwest Pipe Co.*	329,000
106,000	On Assignment, Inc.*	556,500
20,000	Orion Marine Group, Inc.*	248,200
53,600	PAM Transportation Services, Inc.*	674,288
62,000	Paragon Shipping, Inc., Class A	244,280
43,160	Patrick Industries, Inc.*	92,794
29,000	RCM Technologies, Inc.*	146,160
24,100	Robbins & Myers, Inc.	645,398
45,500	Rush Enterprises, Inc., Class A*	697,970
15,000	Schawk, Inc.	276,900
21,000	School Specialty, Inc.*	273,210
78,000	SFN Group, Inc.*	468,780
13,800	SL Industries, Inc.*	194,442
28,000	Standex International Corp.	677,320
41,000	Superior Uniform Group, Inc.	379,250
58,115	Supreme Industries, Inc., Class A*	129,596
10,269	Sykes Enterprises, Inc.*	139,453
31,000	Tredegar Corp.	588,380
11,000	Trex Co., Inc.*	209,770
21,000	United Capital Corp.*	510,930
17,000	Universal Forest Products, Inc.	497,250
19,000	USA Truck, Inc.*	284,620
38,000	Vitran Corp., Inc.*	416,100

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
43,200	Volt Information Sciences, Inc.*	$311,040
102,000	WCA Waste Corp.*	489,600
90,000	Willdan Group, Inc.*	309,600
55,000	Willis Lease Finance Corp.*	556,050

		31,709,302

Information Technology — 11.33%
100,000	Acorn Energy, Inc.*	514,000
36,000	Actel Corp.*	574,200
31,000	Agilysys, Inc.*	201,500
47,000	Anaren, Inc.*	789,130
14,000	Black Box Corp.	448,840
77,000	Ciber, Inc.*	231,770
95,000	Comarco, Inc.*	204,250
23,000	Communications Systems, Inc.	261,970
82	DG FastChannel, Inc.*	1,783
30,000	Digi International, Inc.*	284,700
67,598	Dynamics Research Corp.*	694,907
82,075	Edgewater Technology, Inc.*	223,244
46,000	Electro Rent Corp.	610,880
39,000	Electro Scientific Industries, Inc.*	433,290
35,400	ePlus, Inc.*	759,330
13,817	Gerber Scientific, Inc.*	85,251
64,000	GSI Group Escrow Shares*(a)(c)	0
64,000	GSI Group, Inc.*	160,640
19,000	GTSI Corp.*	133,950
32,000	Infospace, Inc.*	277,120
52,000	Insight Enterprises, Inc.*	813,280
20,000	Integral Systems, Inc.*	147,600
98,375	Integrated Silicon Solution, Inc.*	847,009
36,000	Keynote Systems, Inc.	418,320
21,000	Magal Security Systems Ltd.*	63,000
32,000	Measurement Specialties, Inc.*	591,360
63,000	Methode Electronics, Inc.	572,040
45,000	Newport Corp.*	510,300
60,000	NU Horizons Electronics Corp.*	417,000
40,000	Oplink Communications, Inc.*	793,600
26,000	Opnet Technologies, Inc.	471,900
103,000	Optical Cable Corp.*	292,520
82,000	PC Connection, Inc.*	560,060
72,000	Perceptron, Inc.*	321,840
120,000	Performance Technologies, Inc.*	258,000
37,930	Photronics, Inc.*	200,650
28,000	Retalix Ltd.*	340,480
47,000	Richardson Electronics Ltd.	493,500
9,000	Rosetta Stone, Inc.*	191,160
29,000	Rudolph Technologies, Inc.*	240,990
70,000	Sigmatron International, Inc.*	409,500

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
70,560	TechTeam Global, Inc.*	$493,214
31,500	Tessco Technologies, Inc.	474,705
25,000	Ulticom, Inc.*	198,000
90,000	WebMediaBrands, Inc.*	80,100
100,000	WPCS International, Inc.*	338,000

		17,428,883

Materials — 4.99%
70,200	American Pacific Corp.*	310,284
37,000	Blue Earth Refineries, Inc.*	31,080
68,000	Buckeye Technologies, Inc.	1,000,280
20,000	China Green Agriculture, Inc.*	175,600
18,000	Friedman Industries	122,400
15,000	Hawkins, Inc.	531,300
50,000	Headwaters, Inc.*	180,000
44,000	Innospec, Inc.*	670,120
8,300	LSB Industries, Inc.*	154,131
16,400	Myers Industries, Inc.	140,876
70,400	North American Palladium Ltd.*	291,456
21,000	Olympic Steel, Inc.	482,790
38,000	Penford Corp.*	175,180
41,000	PolyOne Corp.*	495,690
6,000	Quaker Chemical Corp.	195,360
29,000	Schulman (A), Inc.	584,350
55,000	Spartech Corp.*	451,550
8,000	Stepan Co.	472,880
66,000	Terra Nova Royalty Corp.*	492,360
16,000	Universal Stainless & Alloy*	392,960
3,200	Vulcan International Corp.	116,800
25,000	Wausau Paper Corp.*	207,250

		7,674,697

Telecommunication Services — 0.65%
30,000	Premiere Global Services, Inc.*	212,400
41,000	SureWest Communications*	303,400
30,000	USA Mobility, Inc.	480,900

		996,700

Utilities — 3.40%
9,000	American States Water Co.	322,020
3,054	California Water Service Group	112,845
29,000	Central Vermont Public Service Corp.	584,930
13,000	CH Energy Group, Inc.	574,080
19,990	Chesapeake Utilities Corp.	724,038
21,500	Connecticut Water Service, Inc.	514,925
9,000	Delta Natural Gas Co., Inc.	276,750
18,600	Empire District Electric Co. (The)	374,790
4,900	Maine & Maritimes Corp.	220,010

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
28,400	Middlesex Water Co.	$478,256
6,500	RGC Resources, Inc.	201,630
17,800	SJW Corp.	438,414
18,476	Unitil Corp.	405,548

		5,228,236

Total Common Stocks		145,989,268

(Cost $176,068,976)
Preferred Stock — 0.43%
3,017	Alere, Inc.*	654,721

Total Preferred Stock		654,721

(Cost $505,275)
Exchange Traded Funds — 0.24%
5,700	iShares Russell Microcap Index Fund	239,400
13,400	PowerShares Zacks Micro Cap Portfolio	133,705

Total Exchange Traded Funds		373,105

(Cost $326,457)
Rights/Warrants — 0.00%
1,232	Aventine Renewable Energy Holdings, Inc. Warrants, Expire 3/15/15*(a)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(c)	0

Total Rights/Warrants		0

(Cost $0)

Principal Amount
Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)(c)	0
1,625	Trenwick America Corp.*(a)(b)(c)	0

Total Corporate Bonds		0

(Cost $0)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2010

Shares		Value
Investment Company — 2.22%
3,408,789	JPMorgan Prime Money Market Fund	$3,408,789

Total Investment Company		3,408,789

(Cost $3,408,789)

Total Investments		$150,425,883
(Cost $180,309,497)(d) — 97.81%

Other assets in excess of liabilities — 2.19%		3,371,254

NET ASSETS — 100.00%		$153,797,137

*	Non-income producing security.
(a)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $641,874 or 0.42% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2010 Carrying Value Per Unit
$1,232	Aventine Renewable	04/14/2010	$—	$—
	Energy Holdings, Inc., Warrants
$100,000	Beverly Hills Bancorp., Inc.	07/30/2007	$745,716	$0.01
$11,615	Enbridge Energy Management LLC	02/11/2004	$318,064	$55.17
$64,000	GSI Group, Inc. Escrow Shares	07/28/2010	$—	$—
$58,000	Mair Holdings Escrow Shares	09/04/2008	$6,960	$—
$1,947	Trenwick America Corp.	05/18/2006	$—	$—
$1,625	Trenwick America Corp.	05/18/2006	$—	$—
$3,585	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—

(b)	Security delisted or issuer in bankruptcy.
(c)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund

September 30, 2010

Shares		Value
Common Stocks — 99.81%
Consumer Discretionary — 10.29%
1,120	Dress Barn, Inc.*	$26,600
1,150	Kohl’s Corp.*	60,582
500	Leggett & Platt, Inc.	11,380
1,000	Mattel, Inc.	23,460
630	Service Corp. International	5,431
1,000	True Religion Apparel, Inc.*	21,340
220	VF Corp.	17,824
170	Whirlpool Corp.	13,763

		180,380

Consumer Staples — 1.16%
500	Conagra Foods, Inc.	10,970
840	Sally Beauty Holdings, Inc.*	9,408

		20,378

Energy — 10.74%
600	Berry Petroleum Co., Class A	19,038
980	Cameron International Corp.*	42,101
960	Dresser-Rand Group, Inc.*	35,414
710	Forest Oil Corp.*	21,087
890	Key Energy Services, Inc.*	8,464
170	Peabody Energy Corp.	8,332
2,070	World Fuel Services Corp.	53,841

		188,277

Financials — 27.77%
520	Ameriprise Financial, Inc.	24,612
90	Arch Capital Group Ltd.*	7,542
1,960	Ares Capital Corp.	30,674
1,170	Delphi Financial Group, Inc., Class A	29,238
1,530	Discover Financial Services	25,520
1,291	First Horizon National Corp.*	14,731
3,700	First Niagara Financial Group, Inc.	43,105
1,300	HCC Insurance Holdings, Inc.	33,917
6,720	KKR Financial Holdings LLC REIT	59,002
1,770	MFA Financial Inc., REIT	13,505
1,480	New York Community Bancorp, Inc.	24,050
2,960	People’s United Financial, Inc.	38,746
410	Principal Financial Group, Inc.	10,627
140	ProAssurance Corp.*	8,063
1,590	Reinsurance Group of America, Inc.	76,781
2,000	Tower Group, Inc.	46,700

		486,813

Health Care — 8.64%
1,050	AmerisourceBergen Corp.	32,193
350	Community Health Systems, Inc.*	10,839

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2010

Shares		Value
830	Emergency Medical Services Corp., Class A*	$44,198
1,870	Mylan, Inc.*	35,175
6,150	Tenet Healthcare Corp.*	29,028

		151,433

Industrials — 14.75%
270	AMETEK, Inc.	12,898
1,820	ArvinMeritor, Inc.*	28,283
740	Fluor Corp.	36,652
260	FTI Consulting, Inc.*	9,019
460	Gardner Denver, Inc.	24,693
860	JB Hunt Transport Services, Inc.	29,842
70	Navistar International Corp.*	3,055
1,080	Republic Services, Inc.	32,929
400	SPX Corp.	25,312
490	Wabtec Corp.	23,417
1,580	Werner Enterprises, Inc.	32,374

		258,474

Information Technology — 11.21%
320	Avnet, Inc.*	8,643
750	CommScope, Inc.*	17,805
3,400	Fairchild Semiconductor International, Inc.*	31,960
1,050	Flextronics International Ltd*	6,342
660	Harris Corp.	29,231
1,260	InterDigital, Inc.*	37,309
760	MEMC Electronic Materials, Inc.*	9,059
440	SAIC, Inc.*	7,031
860	Skyworks Solutions, Inc.*	17,785
900	Veeco Instruments, Inc.*	31,383

		196,548

Materials — 12.15%
150	Air Products & Chemicals, Inc.	12,423
1,320	Celanese Corp., Class A	42,372
1,410	Crown Holdings, Inc.*	40,411
384	Cytec Industries, Inc.	21,650
110	FMC Corp.	7,525
690	International Paper Co.	15,008
330	Lubrizol Corp.	34,970
790	Owens-Illinois, Inc.*	22,167
170	Reliance Steel & Aluminum Co.	7,060
190	Rock-Tenn Co., Class A	9,464

		213,050

Utilities — 3.10%
510	Edison International	17,539
410	EQT Corp.	14,785

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2010

Shares		Value
660	Unisource Energy Corp.	$22,064

		54,388

Total Common Stocks		1,749,741

(Cost $1,664,770)
Investment Company — 4.37%
76,649	JPMorgan Prime Money Market Fund	76,649

Total Investment Company		76,649

(Cost $76,649)

Total Investments		$1,826,390
(Cost $1,741,419)(a) — 104.18%

Liabilities in excess of other assets — (4.18)%		(73,324)

NET ASSETS — 100.00%		$1,753,066

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

This Page Intentionally Left Blank

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2010

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund
Assets:
Investments, at value (cost $52,356,820, $125,285,773, $32,740,644, $180,309,497 and $1,741,419, respectively)	$64,422,589	$138,211,370	$43,636,358	$150,425,883	$1,826,390
Foreign currency , at value (cost $0,$0,$0,$260,350, and $0 respectively)	—	—	—	259,978	—
Interest and dividends receivable	11,977	107,544	24,042	170,003	890
Receivable from advisor	—	—	5,082	—	2,453
Receivable for capital shares issued	973,803	166	1,776	88,225	—
Receivable for investments sold	813,108	1,362,376	467,047	3,152,711	10,466
Prepaid expenses	41,720	41,850	34,572	37,579	8,989

Total Assets	66,263,197	139,723,306	44,168,877	154,134,379	1,849,188

Liabilities:
Payable for capital shares redeemed	—	86,699	—	114,452	—
Payable for investments purchased	1,206,073	221,604	50,379	—	53,949
Accrued expenses and other payables:
Investment advisory fees	8,248	39,777	—	64,880	—
Administration fees	3,775	8,099	2,562	9,246	104
Audit fees	31,076	31,099	31,071	31,107	31,058
Trustees’ fees	66	153	35	193	67
Distribution fees	13,010	2,921	673	8,035	—
Shareholder reports	5,165	18,417	5,750	19,879	3,315
Transfer agent fees	38,659	66,260	26,162	79,898	668
Other	6,675	8,191	6,845	9,552	6,961

Total Liabilities	1,312,747	483,220	123,477	337,242	96,122

Net Assets	$64,950,450	$139,240,086	$44,045,400	$153,797,137	$1,753,066

Net Assets Consist Of:
Capital	$59,168,653	$155,323,481	$36,265,889	$210,115,927	$1,569,342
Undistributed net investment income	—	38,170	1,214	510,920	67,068
Accumulated net realized gains (losses) from investment transactions and foreign currency	(6,283,972)	(29,047,162)	(3,117,417)	(26,945,723)	31,685
Net unrealized appreciation (depreciation) on investments and foreign currency	12,065,769	12,925,597	10,895,714	(29,883,987)	84,971

Net Assets	$64,950,450	$139,240,086	$44,045,400	$153,797,137	$1,753,066

Net Assets:
Class A	$21,939,830	$2,425,639	$518,896	$6,968,331	N/A
Class I	41,121,463	25,998,741	N/A	N/A	$1,753,066
Class C	66,734	568,156	85,642	849,600	N/A
Class S	1,822,423	110,247,550	43,440,862	145,979,206	N/A

Total	$64,950,450	$139,240,086	$44,045,400	$153,797,137	$1,753,066

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,006,169	168,103	25,954	477,621	N/A
Class I	3,597,056	1,772,616	N/A	N/A	162,274
Class C	6,432	42,004	4,547	60,984	N/A
Class S	159,376	7,519,806	2,128,473	9,987,274	N/A

Total	5,769,033	9,502,529	2,158,974	10,525,879	162,274

Net Asset Values and Redemption Prices per Share:
Class A(a)	$10.94	$14.43	$19.99	$14.59	N/A

Class I	$11.43	$14.67	N/A	N/A	$10.80

Class C(b)	$10.38	$13.53	$18.83	$13.93	N/A

Class S	$11.43	$14.66	$20.41	$14.62	N/A

Maximum Offering Price Per Share:
Class A	$11.61	$15.31	$21.21	$15.48	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%	N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2010

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund(a)
Investment Income:
Dividend income	$293,142	$1,360,075	$435,656	$2,376,719	$14,236
Other income	28,614	—	—	—	—
Foreign tax withholding	—	—	(47)	—	—

Total Investment Income	321,756	1,360,075	435,609	2,376,719	14,236

Expenses:
Investment advisory fees	420,883	1,402,960	541,893	1,486,720	8,588
Distribution fees - Class A	51,340	6,900	1,329	18,495	—
Distribution fees - Class C	668	6,464	1,445	10,081	—
Distribution fees - Class R	94	172	157	1,621	—
Accounting fees	28,005	31,960	27,176	33,258	18,828
Administration fees	45,095	104,413	32,658	123,893	920
Audit fees	29,324	29,577	29,394	29,589	31,058
Custodian fees	2,588	6,271	3,942	5,910	7,073
Insurance fees	5,880	5,880	5,880	5,880	1,893
Legal fees	17,356	3,264	3,606	4,123	62,571
Registration and filing fees	89,984	88,955	83,760	75,947	6,459
Shareholder reports	15,111	36,085	11,623	39,970	7,561
Transfer agent fees	255,249	381,171	134,212	452,640	3,042
Trustees’ fees	1,052	2,452	771	2,909	90
Other fees	14,314	15,495	13,781	28,438	7,023

Total expenses before fee waiver/reimbursement	976,943	2,122,019	891,627	2,319,474	155,106
Expenses waived/reimbursed by: Adviser	(263,454)	(604,931)	(359,374)	(521,698)	(144,064)

Net Expenses	713,489	1,517,088	532,253	1,797,776	11,042

Net Investment Income (Loss)	(391,733)	(157,013)	(96,644)	578,943	3,194

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	9,006,109	(10,852,614)	1,727,391	(2,013,724)	30,401
Net realized gains (losses) from foreign currency	—	—	—	2,024	—
Net change in unrealized appreciation/depreciation on investments	3,635,810	21,627,462	5,509,913	18,308,016	84,971
Net change in unrealized appreciation/ depreciation on foreign currency	—	—	—	(373)	—

Net realized/unrealized gains from investments	12,641,919	10,774,848	7,237,304	16,295,943	115,372

Change in net assets resulting from operations	$12,250,186	$10,617,835	$7,140,660	$16,874,886	$118,566

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

See notes to the financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

From Investment Activities:
Operations:
Net investment loss	$(391,733)	$(182,103)
Net realized gains (losses) from investment transactions	9,006,109	(15,263,614)
Net change in unrealized appreciation/depreciation on investments	3,635,810	3,937,456

Change in net assets resulting from operations	12,250,186	(11,508,261)

Distributions to Class A Shareholders:
From net realized gains	—	(203,081)
Distributions to Class I Shareholders:
From net realized gains	—	(480,353)
Distributions to Class C Shareholders:
From net realized gains	—	(1,093)
Distributions to Class R Shareholders:
From net realized gains	—	(77)
Distributions to Class S Shareholders:
From net realized gains	—	(11,879)

Change in net assets resulting from shareholder distributions	—	(696,483)

Capital Transactions:
Proceeds from shares issued	7,133,544	12,364,104
Distributions reinvested	—	693,108
Cost of shares redeemed	(15,569,207)	(27,830,725)

Change in net assets resulting from capital transactions	(8,435,663)	(14,773,513)

Net increase/(decrease) in net assets	3,814,523	(26,978,257)
Net Assets:
Beginning of year	61,135,927	88,114,184

End of year	$64,950,450	$61,135,927

Undistributed net investment income	$—	$—

Share Transactions:
Issued	686,333	1,594,665
Reinvested	—	98,610
Redeemed	(1,600,438)	(3,436,006)

Change in shares resulting from capital transactions	(914,105)	(1,742,731)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

From Investment Activities:
Operations:
Net investment income (loss)	$(157,013)	$84,024
Net realized losses from investment transactions	(10,852,614)	(18,529,991)
Net change in unrealized appreciation/depreciation on investments	21,627,462	(6,733,915)

Change in net assets resulting from operations	10,617,835	(25,179,882)

Distributions to Class A Shareholders:
From net realized gains	—	(495,155)
Distributions to Class I Shareholders:
From net realized gains	—	(2,634,071)
Distributions to Class C Shareholders:
From net realized gains	—	(107,763)
Distributions to Class R Shareholders:
From net realized gains	—	(3,157)
Distributions to Class S Shareholders:
From net realized gains	—	(14,038,037)

Change in net assets resulting from shareholder distributions	—	(17,278,183)

Capital Transactions:
Proceeds from shares issued	2,760,853	6,901,058
Distributions reinvested	—	16,492,996
Cost of shares redeemed	(20,830,494)	(31,818,174)

Change in net assets resulting from capital transactions	(18,069,641)	(8,424,120)

Net decrease in net assets	(7,451,806)	(50,882,185)
Net Assets:
Beginning of year	146,691,892	197,574,077

End of year	$139,240,086	$146,691,892

Undistributed net investment income	$38,170	$—

Share Transactions:
Issued	200,184	601,047
Reinvested	—	1,609,996
Redeemed	(1,522,849)	(2,933,405)

Change in shares resulting from capital transactions	(1,322,665)	(722,362)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

From Investment Activities:
Operations:
Net investment income (loss)	$(96,644)	$10,473
Net realized gains/(losses) from investment transactions	1,727,391	(4,927,057)
Net change in unrealized appreciation/depreciation on investments	5,509,913	1,249,455

Change in net assets resulting from operations	7,140,660	(3,667,129)

Distributions to Class A Shareholders:
From net realized gains	—	(74,015)
Distributions to Class I Shareholders:
From net realized gains	—	(7,995)
Distributions to Class C Shareholders:
From net realized gains	—	(36,301)
Distributions to Class R Shareholders:
From net realized gains	—	(1,085)
Distributions to Class S Shareholders:
From net realized gains	—	(4,126,465)

Change in net assets resulting from shareholder distributions	—	(4,245,861)

Capital Transactions:
Proceeds from shares issued	5,425,799	2,327,325
Distributions reinvested	—	4,099,727
Cost of shares redeemed	(9,705,897)	(4,760,895)

Change in net assets resulting from capital transactions	(4,280,098)	1,666,157

Net increase (decrease) in net assets	2,860,562	(6,246,833)
Net Assets:
Beginning of year	41,184,838	47,431,671

End of year	$44,045,400	$41,184,838

Undistributed net investment income	$1,214	$—

Share Transactions:
Issued	287,779	188,844
Reinvested	—	319,064
Redeemed	(503,926)	(335,315)

Change in shares resulting from capital transactions	(216,147)	172,593

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

From Investment Activities:
Operations:
Net investment income	$578,943	$1,219,652
Net realized losses from investment transactions	(2,011,700)	(25,066,826)
Net change in unrealized appreciation/depreciation on investments	18,307,643	(21,689,800)

Change in net assets resulting from operations	16,874,886	(45,536,974)

Distributions to Class A Shareholders:
From net investment income	(11,456)	(28,683)
From net realized gains	—	(856,790)
Distributions to Class C Shareholders:
From net realized gains	—	(100,150)
Distributions to Class R Shareholders:
From net investment income	—	(643)
From net realized gains	—	(34,563)
Distributions to Class S Shareholders:
From net investment income	(675,364)	(1,244,104)
From net realized gains	—	(12,830,897)

Change in net assets resulting from shareholder distributions	(686,820)	(15,095,830)

Capital Transactions:
Proceeds from shares issued	26,521,029	63,361,145
Distributions reinvested	655,144	14,287,787
Cost of shares redeemed	(61,601,127)	(127,965,205)

Change in net assets resulting from capital transactions	(34,424,954)	(50,316,273)

Net decrease in net assets	(18,236,888)	(110,949,077)
Net Assets:
Beginning of year	172,034,025	282,983,102

End of year	$153,797,137	$172,034,025

Undistributed net investment income	$510,920	$564,464

Share Transactions:
Issued	1,851,377	6,040,956
Reinvested	49,595	1,445,020
Redeemed	(4,426,661)	(11,627,188)

Change in shares resulting from capital transactions	(2,525,689)	(4,141,212)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC Mid Cap Value Fund
For the Period Ended September 30, 2010(a)

From Investment Activities:
Operations:
Net investment income	$3,194
Net realized gains from investment transactions	30,401
Net change in unrealized appreciation/depreciation on investments	84,971

Change in net assets resulting from operations	118,566

Capital Transactions:
Proceeds from shares issued	1,634,500

Change in net assets resulting from capital transactions	1,634,500

Net increase in net assets	1,753,066
Net Assets
Beginning of period	—
End of period	$1,753,066

Undistributed net investment income	$67,068

Share Transactions:
Issued	162,274

Change in shares resulting from capital transactions	162,274

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund		(Selected data for a share outstanding throughout the years indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2010	$8.89	(0.08)(a)	2.13	(b	)	2.05	—	—	$10.94
Year Ended September 30, 2009	10.18	(0.04)(a)	(1.17)	(b	)	(1.21)	(0.08)	(0.08)	8.89
Year Ended September 30, 2008	13.90	(0.09)(a)	(2.52)	(b	)	(2.61)	(1.11)	(1.11)	10.18
Year Ended September 30, 2007	12.47	(0.10)(a)	1.88	(b	)	1.78	(0.35)	(0.35)	13.90
Year Ended September 30, 2006	11.71	(0.08)(a)	1.07	(b	)	0.99	(0.23)	(0.23)	12.47
Class I
Year Ended September 30, 2010	$9.27	(0.06)(a)	2.22	(b	)	2.16	—	—	$11.43
Year Ended September 30, 2009	10.58	(0.02)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)	9.27
Year Ended September 30, 2008	14.36	(0.06)(a)	(2.61)	(b	)	(2.67)	(1.11)	(1.11)	10.58
Year Ended September 30, 2007	12.85	(0.07)(a)	1.93	(b	)	1.86	(0.35)	(0.35)	14.36
Year Ended September 30, 2006	12.03	(0.05)(a)	1.10	(b	)	1.05	(0.23)	(0.23)	12.85
Class C
Year Ended September 30, 2010	$8.50	(0.14)(a)	2.02	(b	)	1.88	—	—	$10.38
Year Ended September 30, 2009	9.81	(0.09)(a)	(1.14)	(b	)	(1.23)	(0.08)	(0.08)	8.50
Year Ended September 30, 2008	13.53	(0.18)(a)	(2.43)	(b	)	(2.61)	(1.11)	(1.11)	9.81
Year Ended September 30, 2007	12.24	(0.19)(a)	1.83	(b	)	1.64	(0.35)	(0.35)	13.53
Year Ended September 30, 2006	11.59	(0.17)(a)	1.05	(b	)	0.88	(0.23)	(0.23)	12.24
Class S
Year Ended September 30, 2010	$9.28	(0.06)(a)	2.21	(b	)	2.15	—	—	$11.43
Year Ended September 30, 2009	10.59	(0.02)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)	9.28
Year Ended September 30, 2008	14.38	(0.06)(a)	(2.62)	(b	)	(2.68)	(1.11)	(1.11)	10.59
Year Ended September 30, 2007	12.86	(0.07)(a)	1.94	(b	)	1.87	(0.35)	(0.35)	14.38
Year Ended September 30, 2006	12.03	(0.05)(a)	1.11	(b	)	1.06	(0.23)	(0.23)	12.86

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)		(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2010	23.06%	$ 21,940	1.35%	(0.81%)	1.79%	89%
Year Ended September 30, 2009	(11.61%)	19,421	1.35%	(0.47%)	1.88%	62%
Year Ended September 30, 2008	(20.14%)	25,483	1.32%	(0.74%)	1.68%	46%
Year Ended September 30, 2007	14.52%	33,887	1.35%	(0.78%)	1.72%	31%
Year Ended September 30, 2006	8.52%	43,803	1.35%	(0.66%)	1.73%	23%
Class I
Year Ended September 30, 2010	23.30%	$ 41,121	1.10%	(0.57%)	1.54%	89%
Year Ended September 30, 2009	(11.36%)	40,098	1.10%	(0.21%)	1.38%	62%
Year Ended September 30, 2008	(19.95%)	60,998	1.07%	(0.48%)	1.19%	46%
Year Ended September 30, 2007	14.89%	75,721	1.10%	(0.53%)	1.21%	31%
Year Ended September 30, 2006	8.71%	72,866	1.10%	(0.41%)	1.23%	23%
Class C
Year Ended September 30, 2010	22.12%	$67	2.09%	(1.57%)	2.53%	89%
Year Ended September 30, 2009	(12.26%)	98	2.10%	(1.21%)	2.38%	62%
Year Ended September 30, 2008	(20.72%)	129	2.07%	(1.52%)	2.16%	46%
Year Ended September 30, 2007	13.73%	1,265	2.10%	(1.52%)	2.23%	31%
Year Ended September 30, 2006	7.56%	2,054	2.10%	(1.40%)	2.22%	23%
Class S
Year Ended September 30, 2010	23.17%	$ 1,822	1.10%	(0.56%)	1.54%	89%
Year Ended September 30, 2009	(11.35%)	1,501	1.10%	(0.22%)	1.38%	62%
Year Ended September 30, 2008	(19.94%)	1,495	1.06%	(0.49%)	1.18%	46%
Year Ended September 30, 2007	14.88%	1,878	1.10%	(0.53%)	1.21%	31%
Year Ended September 30, 2006	8.79%	1,870	1.10%	(0.41%)	1.23%	23%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund		(Selected data for a share outstanding throughout the years indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2010	$13.37	(0.05)(a)	1.11	(b	)	1.06	—	—	—	$14.43
Year Ended September 30, 2009	16.95	(0.02)(a)	(1.98)	(b	)	(2.00)	—	(1.58)	(1.58)	13.37
Year Ended September 30, 2008	25.86	(0.08)(a)	(5.31)	(b	)	(5.39)	(0.02)	(3.50)	(3.52)	16.95
Year Ended September 30, 2007	25.12	0.03(a)	2.95	(b	)	2.98	—	(2.24)	(2.24)	25.86
Year Ended September 30, 2006	26.46	(0.04)(a)	1.80	(b	)	1.76	—	(3.10)	(3.10)	25.12
Class I
Year Ended September 30, 2010	$13.57	(0.01)(a)	1.11	(b	)	1.10	—	—	—	$14.67
Year Ended September 30, 2009	17.13	0.01(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)	13.57
Year Ended September 30, 2008	26.10	(0.04)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)	17.13
Year Ended September 30, 2007	25.31	0.09(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)	26.10
Year Ended September 30, 2006	26.57	0.02(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)	25.31
Class C
Year Ended September 30, 2010	$12.64	(0.14)(a)	1.03	(b	)	0.89	—	—	—	$13.53
Year Ended September 30, 2009	16.25	(0.10)(a)	(1.93)	(b	)	(2.03)	—	(1.58)	(1.58)	12.64
Year Ended September 30, 2008	25.09	(0.22)(a)	(5.12)	(b	)	(5.34)	—	(3.50)	(3.50)	16.25
Year Ended September 30, 2007	24.62	(0.16)(a)	2.87	(b	)	2.71	—	(2.24)	(2.24)	25.09
Year Ended September 30, 2006	26.17	(0.21)(a)	1.76	(b	)	1.55	—	(3.10)	(3.10)	24.62
Class S
Year Ended September 30, 2010	$13.56	(0.01)(a)	1.11	(b	)	1.10	—	—	—	$14.66
Year Ended September 30, 2009	17.12	0.01(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)	13.56
Year Ended September 30, 2008	26.09	(0.04)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)	17.12
Year Ended September 30, 2007	25.30	0.09(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)	26.09
Year Ended September 30, 2006	26.56	0.02(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)	25.30

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)		(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2010	7.93%	$ 2,426	1.33%	(0.35%)	1.76%	22%
Year Ended September 30, 2009	(8.83%)	3,320	1.33%	(0.15%)	2.01%	20%
Year Ended September 30, 2008	(23.07%)	6,398	1.33%	(0.43%)	1.80%	23%
Year Ended September 30, 2007	12.40%	18,933	1.33%	0.09%	1.80%	22%
Year Ended September 30, 2006	7.72%	17,586	1.33%	(1.17%)	1.77%	27%
Class I
Year Ended September 30, 2010	8.11%	$ 25,999	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	25,543	1.08%	0.06%	1.50%	20%
Year Ended September 30, 2008	(22.82%)	29,388	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	12.62%	43,096	1.08%	0.35%	1.30%	22%
Year Ended September 30, 2006	8.02%	34,478	1.08%	0.08%	1.27%	27%
Class C
Year Ended September 30, 2010	7.04%	$ 568	2.08%	(1.10%)	2.51%	22%
Year Ended September 30, 2009	(9.47%)	778	2.08%	(0.92%)	2.50%	20%
Year Ended September 30, 2008	(23.61%)	1,269	2.08%	(1.19%)	2.30%	23%
Year Ended September 30, 2007	11.50%	2,356	2.08%	(0.66%)	2.30%	22%
Year Ended September 30, 2006	6.93%	2,366	2.08%	(0.86%)	2.26%	27%
Class S
Year Ended September 30, 2010	8.11%	$ 110,248	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	117,009	1.08%	0.08%	1.51%	20%
Year Ended September 30, 2008	(22.83%)	160,478	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	12.62%	281,867	1.08%	0.33%	1.30%	22%
Year Ended September 30, 2006	8.02%	304,960	1.08%	0.06%	1.27%	27%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2010	$17.04	(0.09)(a)	3.04	(b)	2.95	—	—	—	$19.99
Year Ended September 30, 2009	21.27	(0.03)(a)	(2.17)	(b)	(2.20)	—	(2.03)	(2.03)	17.04
Year Ended September 30, 2008	31.72	(0.17)(a)	(4.79)	(b)	(4.96)	—	(5.49)	(5.49)	21.27
Year Ended September 30, 2007	31.74	0.16(a)	3.34	(b)	3.50	(0.11)	(3.41)	(3.52)	31.72
Year Ended September 30, 2006	32.96	(0.15)(a)	4.03	(b)	3.88	—	(5.10)	(5.10)	31.74
Class C
Year Ended September 30, 2010	$16.18	(0.22)(a)	2.87	(b)	2.65	—	—	—	$18.83
Year Ended September 30, 2009	20.47	(0.13)(a)	(2.13)	(b)	(2.26)	—	(2.03)	(2.03)	16.18
Year Ended September 30, 2008	30.86	(0.34)(a)	(4.56)	(b)	(4.90)	—	(5.49)	(5.49)	20.47
Year Ended September 30, 2007	31.08	(0.12)(a)	3.31	(b)	3.19	—	(3.41)	(3.41)	30.86
Year Ended September 30, 2006	32.59	(0.38)(a)	3.97	(b)	3.59	—	(5.10)	(5.10)	31.08
Class S
Year Ended September 30, 2010	$17.35	(0.04)(a)	3.10	(b)	3.06	—	—	—	$20.41
Year Ended September 30, 2009	21.55	0.01(a)	(2.18)	(b)	(2.17)	—	(2.03)	(2.03)	17.35
Year Ended September 30, 2008	31.94	(0.11)(a)	(4.75)	(b)	(4.86)	(0.04)	(5.49)	(5.53)	21.55
Year Ended September 30, 2007	31.95	0.23(a)	3.36	(b)	3.59	(0.19)	(3.41)	(3.60)	31.94
Year Ended September 30, 2006	33.06	(0.07)(a)	4.06	(b)	3.99	—	(5.10)	(5.10)	31.95

(a) Per share net investment income (loss) has been calculated using the aver age daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)		(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2010	17.31%	$519	1.47%†	(0.48%)	2.28%	31%
Year Ended September 30, 2009	(7.07%)	656	1.55%	(0.20%)	2.65%	47%
Year Ended September 30, 2008	(17.15%)	1,046	1.54%	(0.71%)	2.27%	47%
Year Ended September 30, 2007	11.86%	1,401	1.55%	0.49%	2.13%	44%
Year Ended September 30, 2006	13.85%	2,382	1.55%	(0.49%)	2.15%	35%
Class C
Year Ended September 30, 2010	16.38%	$86	2.23%†	(1.26%)	2.99%	31%
Year Ended September 30, 2009	(7.70%)	297	2.30%	(0.96%)	3.16%	47%
Year Ended September 30, 2008	(17.52%)	384	2.29%	(1.47%)	2.76%	47%
Year Ended September 30, 2007	11.01%	570	2.30%	(0.41%)	2.62%	44%
Year Ended September 30, 2006	13.01%	366	2.30%	(1.24%)	2.65%	35%
Class S
Year Ended September 30, 2010	17.64%	$43,441	1.22%†	(0.21%)	2.04%	31%
Year Ended September 30, 2009	(6.81%)	40,205	1.30%	0.04%	2.16%	47%
Year Ended September 30, 2008	(16.68%)	45,905	1.29%	(0.46%)	1.76%	47%
Year Ended September 30, 2007	12.10%	65,771	1.30%	0.70%	1.62%	44%
Year Ended September 30, 2006	14.18%	64,750	1.30%	(0.22%)	1.65%	35%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
†	Beginning May 26, 2010, the net operating expenses were contractually limited to 1.30%, 2.05% and 1.05% of average daily net assets for Class A, Class C, and Class S respectively. The rate of net expenses to average net assets represents a blended percentage for the year ended September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2010	$13.15	0.02(a)	1.44	(b)	1.46	(0.02)	—	(0.02)	$14.59
Year Ended September 30, 2009	16.38	0.05(a)	(2.30)	(b)	(2.25)	(0.03)	(0.95)	(0.98)	13.15
Year Ended September 30, 2008	22.34	0.05(a)	(4.49)	(b)	(4.44)	(0.02)	(1.50)	(1.52)	16.38
Year Ended September 30, 2007	22.17	0.03(a)	1.68	(b)	1.71	—	(1.54)	(1.54)	22.34
Year Ended September 30, 2006	21.52	0.00(a)	2.53	(b)	2.53	(0.04)	(1.84)	(1.88)	22.17
Class C
Year Ended September 30, 2010	$12.64	(0.08)(a)	1.37	(b)	1.29	—	—	—	$13.93
Year Ended September 30, 2009	15.86	(0.03)(a)	(2.24)	(b)	(2.27)	—	(0.95)	(0.95)	12.64
Year Ended September 30, 2008	21.82	(0.08)(a)	(4.38)	(b)	(4.46)	—	(1.50)	(1.50)	15.86
Year Ended September 30, 2007	21.84	(0.13)(a)	1.65	(b)	1.52	—	(1.54)	(1.54)	21.82
Year Ended September 30, 2006	21.33	(0.16)(a)	2.51	(b)	2.35	—	(1.84)	(1.84)	21.84
Class S
Year Ended September 30, 2010	$13.19	0.05(a)	1.44	(b)	1.49	(0.06)	—	(0.06)	$14.62
Year Ended September 30, 2009	16.47	0.08(a)	(2.32)	(b)	(2.24)	(0.09)	(0.95)	(1.04)	13.19
Year Ended September 30, 2008	22.47	0.10(a)	(4.52)	(b)	(4.42)	(0.08)	(1.50)	(1.58)	16.47
Year Ended September 30, 2007	22.27	0.09(a)	1.68	(b)	1.77	(0.03)	(1.54)	(1.57)	22.47
Year Ended September 30, 2006	21.59	0.05(a)	2.55	(b)	2.60	(0.08)	(1.84)	(1.92)	22.27

(a) Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2010	11.12%	$ 6,968	1.32%	0.12%	1.64%	9%
Year Ended September 30, 2009	(11.74%)	8,358	1.32%	0.50%	1.87%	17%
Year Ended September 30, 2008	(20.74%)	19,641	1.31%	0.29%	1.74%	18%
Year Ended September 30, 2007	7.68%	43,004	1.32%	0.14%	1.78%	17%
Year Ended September 30, 2006	12.67%	29,186	1.33%	0.01%	1.74%	20%
Class C
Year Ended September 30, 2010	10.21%	$850	2.07%	(0.63%)	2.39%	9%
Year Ended September 30, 2009	(12.36%)	1,124	2.07%	(0.25%)	2.37%	17%
Year Ended September 30, 2008	(21.34%)	1,723	2.06%	(0.45%)	2.23%	18%
Year Ended September 30, 2007	6.89%	3,981	2.07%	(0.60%)	2.28%	17%
Year Ended September 30, 2006	11.86%	2,073	2.08%	(0.73%)	2.25%	20%
Class S
Year Ended September 30, 2010	11.33%	$ 145,979	1.07%	0.37%	1.39%	9%
Year Ended September 30, 2009	(11.47%)	162,465	1.07%	0.76%	1.37%	17%
Year Ended September 30, 2008	(20.53%)	261,041	1.07%	0.56%	1.26%	18%
Year Ended September 30, 2007	7.95%	318,947	1.07%	0.39%	1.27%	17%
Year Ended September 30, 2006	12.97%	261,594	1.09%	0.24%	1.23%	20%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Period Ended September 30, 2010(a)	$ 10.00	0.02	(b)	0.78	—	0.80	—	—	—	$ 10.80

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.
(b)	Per share net investment income (loss) has been calculated using the aver- age daily shares method.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Period Ended September 30, 2010(a)	8.00%(c)	$ 1,753	0.90%(d)	0.26%(d)	12.64%(d)	161%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a) For the period from December 31, 2009 (commencement of operations) to September 30, 2010.	(d) Annualized.
(c)	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

1.Organization

RBC Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following five investment portfolios (“Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

(formerly know as RBC Mid Cap Growth Fund (“Mid Cap Growth Fund”))

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Mid Cap Value Fund (“Mid Cap Value Fund”)

The SMID Cap Growth and Enterprise Funds offer four share classes: Class A, Class C, Class I and Class S shares. The Small Cap Core and Microcap Value Funds offer three share classes: Class A, Class C, and Class S shares. The Mid Cap Value Fund offers Class I shares. Class R shares were converted to Class A shares for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund and the Microcap Value Fund on September 17, 2010. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the co-administrator.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed their name to BNY Mellon Investment Servicing (US) Inc.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the valuation time. Valuation time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated, the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the

NOTES TO FINANCIAL STATEMENTS

value of the security, a security will be valued in accordance with the Funds’ approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

Fair Value Measurements:

Various input levels are used in determining the fair value of investments which are as follows:

—   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—  Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

—  Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2010 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
SMID Cap Growth Fund	$64,422,589	(a)	$—	$—	$64,422,589
Enterprise Fund	138,211,370	(a)	—	—	138,211,370
Small Cap Core Fund	43,636,358	(a)	—	—	43,636,358
Microcap Value Fund	150,425,883	(a)	—	—	150,425,883
Mid Cap Value Fund	1,826,390	(a)	—	—	1,826,390

(a) The breakdown of the Fund’s investments into major categories is disclosed in the Schedules of Portfolio Investments.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2010.

During the year ended September 30, 2010, the Funds recognized no significant transfers to/from level 1 or 2. Additional disclosure surrounding the activity in level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact it will have on its financial statement disclosures.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by U.S. Bank N.A. the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess

NOTES TO FINANCIAL STATEMENTS

of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at September 30, 2010.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are return of capital, are recorded as a reduction to the cost of the individual REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redesignations and prior year spillbacks ), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2010, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$(391,733)	$391,733	$ —
Enterprise Fund	(494,043)	195,183	298,860
Small Cap Core Fund	(219,899)	97,858	122,041
Microcap Value Fund	—	54,333	(54,333)
Mid Cap Value Fund	(65,158)	63,874	1,284

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

Enterprise Fund	Up to $30 million	1.40%
	Over $30 million	0.90%

Small Cap Core Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Microcap Value Fund	All Net Assets	0.90%
Mid Cap Value Fund	All Net Assets	0.70%

On September 29, 2010, the Board approved a revised investment advisory agreement with respect to Enterprise Fund and Small Cap Core Fund. Effective November 22, 2010, these two Funds will each pay RBC GAM (US) a monthly fee based on a percentage of the average daily net assets of the Funds shown below:

	Average Daily Net Assets of Fund	Annual Rate

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of each Fund and Class I shares of each Fund (except Small Cap Core Fund and Microcap Value Fund, which do not offer Class I shares) to the following levels. This expense limitation agreement is in place until January 31, 2011.

Annual Rate
SMID Cap Growth Fund	1.10%
Enterprise Fund	1.08%
Small Cap Core Fund	1.05%*
Microcap Value Fund	1.07%
Mid Cap Value Fund	0.90%

* Effective May 26, 2010, the Small Cap Core Fund changed the annual rate under the expense limitation agreement to 1.05%. For the period of October 1, 2009 to May 25, 2010, the annual rate was 1.30%

Classes A and C vary from these limits only by the addition of class-specific 12b-1 fees. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. At September 30, 2010, the amounts subject to possible recoupment under the expense limitation agreement are $263,454, $604,931, $359,374, $521,698 and $144,064 for SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Mid Cap Value Fund, respectively.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net

NOTES TO FINANCIAL STATEMENTS

assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee ($1,500 effective October 1, 2010) for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (through February 15, 2010), and Quasar Distributors LLC (effective February 16, 2010) (the “Distributor”) acts as the Funds’ distributor. Tamarack Distributors, Inc. was an affiliate of RBC GAM (US). Quasar Distributors LLC is unaffiliated. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A	Class C
12b-1 Plan Fee	0.25%*	1.00%

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the year ended September 30, 2010, Tamarack Distributors, Inc. received commissions of $557 from front-end sales charges of Class A shares of the Funds, of which $180 was paid to affiliated broker-dealers, and Quasar Distributors LLC received commissions of $2,686 from front-end sales charges of Class A shares of the Funds, of which $736 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributors.

Quasar Distributors LLC also received $31 from CDSC fees from Class C shares of the Funds. The Distributors received no CDSC fees from Class A shares of the Funds during the year ended September 30, 2010.

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2010 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$52,037,539	$60,716,895
Enterprise Fund	29,655,632	47,611,783
Small Cap Core Fund	13,062,494	16,636,775
Microcap Value Fund	15,311,829	50,208,986
Mid Cap Value Fund	4,198,046	2,563,216

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds use directed brokerage transactions through LJR Recapture Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued and automatic conversion of shares	$1,261,111	$1,124,337	$143,799	$129,212
Distributions reinvested	—	200,982	—	447,890
Cost of shares redeemed	(2,989,849)	(3,925,430)	(1,231,670)	(2,033,733)

Change in Class A	$(1,728,738)	$(2,600,111)	$(1,087,871)	$(1,456,631)

Class I
Proceeds from shares issued	$5,807,346	$10,903,862	$2,078,172	$2,115,474
Distributions reinvested	—	479,097	—	2,634,071
Cost of shares redeemed	(12,418,052)	(23,718,249)	(3,565,672)	(3,145,900)

Change in Class I	$(6,610,706)	$(12,335,290)	$(1,487,500)	$1,603,645

Class C
Proceeds from shares issued	$—	$999	$3,067	$73,450
Distributions reinvested	—	1,093	—	104,090
Cost of shares redeemed	(44,116)	(15,169)	(251,543)	(393,832)

Change in Class C	$(44,116)	$(13,077)	$(248,476)	$(216,292)

Class R
Proceeds from shares issued	$261	$11,802	$714	$13,878
Distributions reinvested	—	77	—	694
Cost of shares redeemed and automatic conversion of shares	(22,822)	(3,271)	(43,439)	(10,625)

Change in Class R	$(22,561)	$8,608	$(42,725)	$3,947

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

(cont)
Class S
Proceeds from shares issued	$64,826	$323,104	$535,101	$4,569,044
Distributions reinvested	—	11,859	—	13,306,251
Cost of shares redeemed	(94,368)	(168,606)	(15,738,170)	(26,234,084)

Change in Class S	$(29,542)	$166,357	$(15,203,069)	$(8,358,789)

Change in net assets resulting from capital transactions	$(8,435,663)	$(14,773,513)	$(18,069,641)	$(8,424,120)

SHARE TRANSACTIONS:
Class A
Issued and automatic conversion of shares	125,150	157,679	10,663	10,991
Reinvested	—	29,383	—	44,214
Redeemed	(302,606)	(507,416)	(90,815)	(184,327)

Change in Class A	(177,456)	(320,354)	(80,152)	(129,122)

Class I
Issued	554,729	1,396,055	150,826	193,198
Reinvested	—	67,384	—	256,732
Redeemed	(1,281,686)	(2,906,050)	(261,179)	(282,883)

Change in Class I	(726,957)	(1,442,611)	(110,353)	167,047

Class C
Issued	—	151	245	7,560
Reinvested	—	166	—	10,809
Redeemed	(5,044)	(1,965)	(19,808)	(34,862)

Change in Class C	(5,044)	(1,648)	(19,563)	(16,493)

Class R
Issued	27	1,757	55	1,576
Reinvested	—	11	—	70
Redeemed and automatic conversion of shares	(2,262)	(461)	(3,219)	(940)

Change in Class R	(2,235)	1,307	(3,164)	706

Class S
Issued	6,427	39,023	38,395	387,721
Reinvested	—	1,666	—	1,298,171
Redeemed	(8,840)	(20,114)	(1,147,828)	(2,430,392)

Change in Class S	(2,413)	20,575	(1,109,433)	(744,500)

Change in shares resulting from capital transactions	(914,105)	(1,742,731)	(1,322,665)	(722,362)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued and automatic conversion of shares	$43,795	$90,664	$779,295	$905,750
Distributions reinvested	—	69,291	8,406	629,432
Cost of shares redeemed	(263,834)	(314,173)	(2,944,244)	(7,457,672)

Change in Class A	$(220,039)	$(154,218)	$(2,156,543)	$(5,922,490)

Class I
Proceeds from shares issued	$—	$12,932	$—	$—
Distributions reinvested	—	7,995	—	—
Cost of shares redeemed	—	(62,528)	—	—

Change in Class I	$—	$(41,601)	$—	$—

Class C
Proceeds from shares issued	$—	$18,057	$42,984	$61,996
Distributions reinvested	—	36,301	—	88,784
Cost of shares redeemed	(240,507)	(65,101)	(406,090)	(355,759)

Change in Class C	$(240,507)	$(10,743)	$(363,106)	$(204,979)

Class R
Proceeds from shares issued	$11,429	$12,880	$400,301	$136,538
Distributions reinvested	—	358	—	35,127
Cost of shares redeemed and automatic conversion of shares	(40,820)	(2,080)	(503,076)	(514,658)

Change in Class R	$(29,391)	$11,158	$(102,775)	$(342,993)

Class S
Proceeds from shares issued	$5,370,575	$2,192,792	$25,298,449	$62,256,861
Distributions reinvested	—	3,985,782	646,738	13,534,444
Cost of shares redeemed	(9,160,736)	(4,317,013)	(57,747,717)	(119,637,116)

Change in Class S	$(3,790,161)	$1,861,561	$(31,802,530)	$(43,845,811)

Change in net assets resulting from capital transactions	$(4,280,098)	$1,666,157	$(34,424,954)	$(50,316,273)

SHARE TRANSACTIONS:
Class A
Issued and automatic conversion of shares	2,379	6,602	55,684	86,004
Reinvested	—	5,473	636	63,644
Redeemed	(14,929)	(22,761)	(214,031)	(713,282)

Change in Class A	(12,550)	(10,686)	(157,711)	(563,634)

Class I
Issued	—	928	—	—
Reinvested	—	622	—	—
Redeemed	—	(5,497)	—	—

Change in Class I	—	(3,947)	—	—

Class C
Issued	—	1,421	3,062	5,751
Reinvested	—	3,005	—	9,297
Redeemed	(13,839)	(4,793)	(31,012)	(34,791)

Change in Class C	(13,839)	(367)	(27,950)	(19,743)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

(cont)
Class R
Issued	630	1,194	29,103	13,272
Reinvested	—	28	—	3,581
Redeemed and automatic conversion of shares	(2,183)	(205)	(35,808)	(45,703)

Change in Class R	(1,553)	1,017	(6,705)	(28,850)

Class S
Issued	284,770	178,699	1,763,528	5,935,929
Reinvested	—	309,936	48,959	1,368,498
Redeemed	(472,975)	(302,059)	(4,145,810)	(10,833,412)

Change in Class S	(188,205)	186,576	(2,333,323)	(3,528,985)

Change in shares resulting from capital transactions	(216,147)	172,593	(2,525,689)	(4,141,212)

Mid Cap Value Fund
For the Period Ended September 30, 2010(a)

CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,634,500
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	$1,634,500

SHARE TRANSACTIONS:
Class I
Issued	162,274
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	162,274

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (for the tax years ended September 30 of the years 2007, 2008, 2009 and 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable

NOTES TO FINANCIAL STATEMENTS

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of September 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$52,844,330	$13,882,416	$(2,304,157)	$11,578,259
Enterprise Fund	125,955,563	36,313,307	(24,057,500)	12,255,807
Small Cap Core Fund	33,118,655	14,065,196	(3,547,493)	10,517,703
Microcap Value Fund	180,184,055	26,701,311	(56,459,483)	(29,758,172)
Mid Cap Value Fund	1,763,639	109,241	(46,490)	62,751

The tax character of distributions during the fiscal year ended September 30, 2010 was as follows:
	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$—	$—	$—
Enterprise Fund	—	—	—	—
Small Cap Core Fund	—	—	—	—
Microcap Value Fund	686,820	—	686,820	686,820
Mid Cap Value Fund	—	—	—	—

The tax character of distributions during the fiscal year ended September 30, 2009 was as follows:
	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$696,483	$696,483	$696,483
Enterprise Fund	—	17,278,183	17,278,183	17,278,183
Small Cap Core Fund	—	4,245,861	4,245,861	4,245,861
Microcap Value Fund	1,990,394	13,105,436	15,095,830	15,095,830

As of September 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$—	$—	$—	$(5,796,462)	$—	$11,578,259	$5,781,797
Enterprise Fund	—	—	—	(18,019,290)	(10,319,912)	12,255,807	(16,083,395)
Small Cap Core Fund	—	—	—	(2,738,192)	—	10,517,703	7,779,511
Microcap Value Fund	597,754	—	597,754	(24,228,055)	(2,929,944)	(29,758,545)	(56,318,790)
Mid Cap Value Fund	67,068	53,905	120,973	—	—	62,751	183,724

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2010, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	Capital Loss Carryforward	Expires
SMID Cap Growth Fund	$1,284,433	2017
	4,512,029	2018
Enterprise Fund	81,333	2017
	17,937,957	2018
Small Cap Core Fund	547,840	2017
	2,190,352	2018
Microcap Value Fund	1,092,919	2017
	23,135,136	2018

8. Market Timing

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Adviser. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the statement of changes in net assets.

During the year ended September 30, 2010, the redemption fees collected by each Fund were as follows:

Redemption Fees
SMID Cap Growth Fund	$448
Enterprise Fund	12
Small Cap Core Fund	2
Microcap Value Fund	915
Mid Cap Value Fund	—

9. Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2010, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund (formerly known as RBC Mid Cap Growth Fund), RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund (collectively the “Funds”), four of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, for RBC Mid Cap Value Fund (together with the Funds, the “RBC Funds”), one of the portfolios constituting the RBC Funds Trust, as of September 30, 2010 and the statements of operations and changes in net assets and financial highlights for the period from December 31, 2009 (commencement of operations) through September 30, 2010. These financial statements and financial highlights are the responsibility of the RBC Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the RBC Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of RBC Funds Trust referred to above, as of September 30, 2010, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 23, 2010

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2010, the following Fund had a qualified dividend income percentage of:

Qualified Dividend Income
Microcap Value Fund	100%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2010 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Microcap Value Fund	100%

The following Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2010, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Microcap Value Fund	0.90%

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (69)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Ronald James (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (61)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

MANAGEMENT (Unaudited)

Independent Trustees(1)

James R. Seward (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc., Concorde Colleges; American Retirement Corp.

William B. Taylor (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)

Erik R. Preus (45)(4)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since March 2006)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Executive Officers(1)(2)(3)

Erik R. Preus (45)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc (2003-2004)

James A. Gallo (46)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

MANAGEMENT (Unaudited)

Executive Officers(1)(2)(3)

Kathleen A. Hegna (43)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009-present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (46)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust(2006-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (39)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (42)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (44)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since October 2009; Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(3)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(4) Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust. The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer up to four share classes. These four share classes are the A, C, I, and S classes.

Class A

Class A shares of all Funds except Mid Cap Value are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares of all Funds except Mid Cap Value are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class S

Class S shares of all Funds except Mid Cap Value are available to investors purchasing shares directly through the Fund or its agent, U.S. Bancorp Fund Services LLC, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the SMID Cap Growth, Enterprise and Mid Cap Value Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing RBC Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/10-9/30/10	Annualized Expense Ratio During Period 4/1/10-9/30/10

SMID Cap Growth Fund	Class A	$1,000.00	$1,076.80	$ 7.03	1.35%
	Class I	1,000.00	1,077.30	5.73	1.10%
	Class C	1,000.00	1,073.40	10.92	2.10%
	Class S	1,000.00	1,077.30	5.73	1.10%

Enterprise Fund	Class A	1,000.00	1,014.80	6.72	1.33%
	Class I	1,000.00	1,015.90	5.46	1.08%
	Class C	1,000.00	1,010.50	10.48	2.08%
	Class S	1,000.00	1,015.20	5.46	1.08%

Small Cap Core Fund	Class A	1,000.00	1,027.20	7.01	1.38%
	Class C	1,000.00	1,022.80	10.85	2.14%
	Class S	1,000.00	1,028.70	5.75	1.13%

Microcap Value Fund	Class A	1,000.00	983.80	6.56	1.32%
	Class C	1,000.00	979.60	10.27	2.07%
	Class S	1,000.00	985.20	5.32	1.07%

Mid Cap Value Fund	Class I	1,000.00	1,003.70	4.52	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/10-9/30/10	Annualized Expense Ratio During Period 4/1/10-9/30/10

SMID Cap Growth Fund	Class A	$1,000.00	$1,018.30	$ 6.83	1.35%
	Class I	1,000.00	1,019.55	5.57	1.10%
	Class C	1,000.00	1,014.54	10.61	2.10%
	Class S	1,000.00	1,019.55	5.57	1.10%

Enterprise Fund	Class A	1,000.00	1,018.40	6.73	1.33%
	Class I	1,000.00	1,019.65	5.47	1.08%
	Class C	1,000.00	1,014.64	10.50	2.08%
	Class S	1,000.00	1,019.65	5.47	1.08%

Small Cap Core Fund	Class A	1,000.00	1,018.15	6.98	1.38%
	Class C	1,000.00	1,014.34	10.81	2.14%
	Class S	1,000.00	1,019.40	5.72	1.13%

Microcap Value Fund	Class A	1,000.00	1,018.45	6.68	1.32%
	Class C	1,000.00	1,014.69	10.45	2.07%
	Class S	1,000.00	1,019.70	5.42	1.07%

Mid Cap Value Fund	Class I	1,000.00	1,020.56	4.56	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September, 2010, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (formerly named Voyageur Asset Management Inc.) (the “Advisor”) and reviewing the performance, fees and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by an independent third-party consultant as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. For the Enterprise and Microcap Value Funds, the Trustees also requested and reviewed supplemental performance material that included a peer group of other microcap funds, since the standard consultant material did not include such a benchmark category. For the SMID Cap Growth Fund, as there is no standard small/mid category within the consultant’s standard benchmark materials, the Trustees also requested and reviewed information for other “small/mid” funds, and in particular, funds that had a growth style of investing. The Trustees reviewed performance data both before and after fees and expenses.

The Trustees recognized that the Advisor’s focus on higher quality companies within the small and micro-cap segments for the Enterprise and Micro Cap Value Funds accounted for the Funds’ lower risk profile and relative underperformance compared to peer funds during market rallies. The Trustees discussed those Funds’ performance during more volatile periods and concluded that the Funds’ risk-adjusted performance was consistent with their investment mandate. The performance of the Small Cap Core Fund was favorable in relative terms over the long term, and the Trustees recognized the Advisor’s management and trading expertise that contributed to that Fund’s success. The SMID Cap Growth Fund one year performance had improved to the top quintile during the period, and the Mid Cap Value Fund performance also improved.

The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds prepared by the consultant. The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid, as well as other advisory client accounts and their related fees. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds. The Advisor had proposed to continue for an additional year the existing contractual fee waiver and expense limitation arrangements in order to limit operating expenses.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

In considering the quality of the services performed for each Fund by the Advisor, the Trustees discussed the research capabilities and fundamental analysis performed by the firm and also considered the portfolio management experience of the Advisor’s staff, its trading expertise, compliance structure and systems, financial strength, and its implementation of strategic initiatives geared toward the success of the Funds. The Trustees were satisfied with the quality and capabilities of the portfolio management and analyst team and with the overall investment performance of the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2010.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management, Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-10

LETTER FROM THE CIO OF FIXED INCOME

RBC Funds enjoyed another solid year of providing financial solutions for our shareholders. We understand the critical role our funds play in helping our shareholders manage their liquidity needs while striving to ensure their wealth is preserved. In these uncertain economic times, it’s important we reinforce to our shareholders our ongoing fiduciary commitment to protecting the safety of the assets held within our money market funds. It was less than two years ago that investors experienced a market crisis the likes of which we haven’t seen since the Great Depression. Through the recent downturn, the RBC Funds have continued to provide the stability and strength shareholders have come to expect and deserve.

From a financial perspective, I am pleased to report that all of our Money Market Funds continued to perform as expected during the final six months of our fiscal year as well as for the entire annual period. While consistently outperforming our benchmarks in a risk controlled manner is certainly one of our goals, it is not the ultimate goal for our Funds. Protecting client assets remains the primary goal of our approach. Particularly during a period in which we have seen the market’s animal spirits rekindled, I would like to reiterate this to all our current and prospective shareholders: We will continue to adhere to our principles to help ensure the safety of your principal.

One clear result emanating from the recent volatility following the flash crash earlier this summer is that any possible tightening in Federal Reserve monetary policy has been put on hold well into 2011 as the Fed will do everything in its power to avoid derailing a still fragile U.S. economic recovery. Not only has the timing of a potential Fed tightening been delayed, the terminal Fed Funds level priced into the market has also been substantially lowered as well. Easy monetary policy has already largely accomplished the work needed to allow the U.S. banking system to recapitalize themselves and force liquidity and credit back into the financial markets. One of the dangers we see of prolonging excessive accommodative monetary policy, is the possibility it could reignite many of the same excessive risk taking practices that instigated the 2008 financial crisis. With the increasing probability for a new round of quantitative easing (QE2) before the end of 2011, the Fed has effectively put a cap on potential policy tightening in the short term. At RBC Global Asset Management (US) Inc., we doubt that further quantitative easing, as currently considered, will have a large or sustainable impact on economic growth. In fact, little historical precedent exists that would indicate quantitative easing will prove successful. The potential for QE2 leaves us with more questions than answers in most respects. The policies of today enforce market behaviors that create the bubbles of tomorrow.

Although economic activity has shown some important signs of sustainable improvement, the prospects for a future double dip recession have increased during the past six months although, importantly, that is not our current forecast. We believe that the half-speed recovery will continue for the foreseeable future and the economy will continue to slowly grind ahead. The damage to the housing and labor markets combined with the painful deleveraging process that is just getting underway will not allow the economy to return to a normal trend rate of growth. A more stable housing market and significant improvements in job creation are necessary precursors before the economic outlook materially improves. We remain hesitant to judge the health prospects for the U.S. economy given the large amounts of existing and

1

LETTER FROM THE CIO OF FIXED INCOME

potential new stimulus that is working its way through the system. The most likely scenario for inflation is that it will remain well under control and that deflationary risks are more prevalent in the eyes of policy makers at present. We remain in an environment of sluggish below trend growth, unfavorable pressure on pricing and widespread lack of confidence in the future.

That said, a modest yet improving economic backdrop combined with strengthening corporate profitability and healthy balance sheets continues to support a strong technical bid for non-Treasury assets. The Fed is largely getting what it wants in this regard, forcing investors to take more risk and flee the safety of higher quality investments. Unfortunately, current fiscal and monetary policies have been largely unsuccessful at getting banks to take more risk within their loan portfolios. New financial reform legislation (Dodd- Frank) and new regulatory guidelines (Basel III) have made it difficult for private lending to materially improve as the banking system continues to deal with its own de-leveraging needs. With more clarity around how much capital banks will need to hold in the future, banks should, at least theoretically, be willing to put more excess capital to work at some point in the year ahead.

Within the fixed income markets more generally, the Treasury yield curve remains solidly anchored in the short end and we have seen a large flattening occur during the past several quarters as longer rates have moved substantively lower. Volatility has declined as well following the flash crash as important volatility indices have successfully moved back below their 365 day moving averages. The potential for further risk flares and volatility should remain high as the market looks for economic clarity and we move toward the end of 2010. The markets quick rebound is indicative of the “Risk On/Risk Off” trading environment that typically accompanies a market which lacks fundamental confidence.

Finally, newly enacted revisions to 2a-7 regulations have been implemented in the past six months. Two important areas we have been working on include formally instituting “know your client” procedures and regular stress testing for our family of money market funds. The RBC Funds have always been managed to tighter weighted average maturity and quality restrictions than those historically required.

As always, we will remain steadfast in our goal of principal preservation of our shareholders assets while striving to provide the necessary liquidity and income generation they expect. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

John Huber Chief Investment Officer Fixed Income	John M. Huber, CFA Chief Investment Officer, Fixed Income RBC Funds

2

LETTER FROM THE CIO OF FIXED INCOME
Past performance is not a guarantee of future results.
Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. These risks are more fully described in the prospectus.

3

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of each of the Money Market Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

John M. Huber, CFA

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs RBC GAM (US)’s fixed income group. John joined RBC GAM (US) in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

Raye C. Kanzenbach, CFA

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free Money Market Fund. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at RBC GAM (US), Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined RBC GAM (US) in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.

Scott Cabalka

Scott Cabalka

Vice President, Client Service Portfolio Manager

Scott Cabalka is a portfolio manager on RBC GAM (US)’s Institutional Portfolio Management Team overseeing portfolio strategy and investment activity for clients. Scott has particular expertise managing short duration mandates, and he co-manages the Money Market Funds. Before joining RBC GAM (US) in 1993, he was an account executive with Merrill Lynch, where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota Carlson School of Management.

4

MONEY MARKET PORTFOLIO MANAGERS

Brandon T. Swensen, CFA

Vice President, Portfolio Manager

Brandon Swensen is a portfolio manager on the Spread Management Team and leads the firm’s trading activity in short duration investment services. Brandon also has specific research responsibilities for finance companies, automobile, auto asset backed securities and asset backed commercial paper. He joined RBC GAM (US) in 2000 and has held several key roles including senior structured product analyst and credit analyst in the fixed income group. Brandon began his career in the investment industry in 1998. He received a BS in Finance from St. Cloud State University and an MBA in Finance from the University of St. Thomas. Brandon is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen

5

PERFORMANCE SUMMARY
RBC Money Market Funds
RBC Money Market Funds

The RBC Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management emphasizing the safety of principal and the maintenance of suitable liquidity. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Fund, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The RBC Money Market Funds are not benchmarked to industry indices, although their performance is evaluated against each Fund’s respective peer group as reported by several service providers.
Taxable Money Market Funds

The Securities and Exchange Commission, providing oversight of the money market funds industry under its Rule 2a-7, issued revised guidelines to that Rule in May, 2010 which were intended to provide funds with enhanced resilience against material events such as those experienced by money funds in late 2008. The emphasis of these sweeping changes directs money funds to (a) reduce price risk through the management of portfolios with shorter weighted average maturities (WAM), (b) increase liquidity by providing a greater allocation of portfolio assets that are immediately available to meet withdrawal demands and also acknowledge the contributions that large institutional investors represent in money funds, (c) increase the credit quality of underlying securities in the portfolio, and (d) the requirement that managers conduct stress testing on portfolios to determine the ability of a fund to maintain a $1.00 NAV by withstanding changes in market rates, significant withdrawal demands, and deterioration in the credit quality of holdings.

It is expected that further revisions will be added to Rule 2a-7 at some time during the next reporting period.

In this period, short-term interest rates remained at extremely low levels in response to ongoing aggressive monetary policies taken by the Federal Reserve, where the benchmark Federal Funds rate has remained within a target range of between 0.00% and 0.25%. During this period, there has been volatility in the short-term credit markets in response to a changing regulatory environment, lackluster economic data and global risk flares associated with sovereign credit concerns. While the issuance of financial and bank debt has remained fairly active, the amount of short-term debt issuance by non-financial issuers has continued to decline from recent two-year levels. This in part reflects the significant cash balances held by corporations as well as decisions by those borrowers to issue debt for terms of longer than one year in the context of a very low interest rate climate.

During the past year, the institutional share classes of both the Prime and U.S. Government funds experienced growth in their balances although as of this reporting date a good share of the asset growth has been reversed. We believe that the volatility in the asset size of institutional share classes is driven by relative yield.

6

PERFORMANCE SUMMARY

RBC Money Market Funds

With consideration of the larger denominations of institutional fund participants, and acknowledging the current market environment, the team responsible for the Money Market Funds continued to closely monitor the markets and adjust issuer approved lists and investment practices while maintaining a strategy whereby:

— A high percentage of assets were invested in securities that matured within 7 and 30 days.
— Only a select set of the highest quality issuers were approved for investment in a highly diversified manner.
During the past year, the institutional share classes of the Tax-Free Money Market Fund have contributed to modest growth in the balances of the Fund. The Fund held a majority of assets that provided either daily or weekly demand features (in other words, securities with maturities of seven days or less) with a more modest percentage of assets in highly rated notes with maturities of 180-397 days. As a result, the average maturities of the Fund fluctuated between 30-45 days, which was fairly consistent with the average of funds in its peer group.	Tax-Free Money Market Fund

7

	PERFORMANCE SUMMARY

Investment Objective	Each of the RBC Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.
		Total Return for the Year Ended September 30, 2010
			SEC 7-Day Annualized Yield (1)
			September 30, 2010	September 30, 2009
	Prime Money Market Fund*
	RBC Institutional Class 1	0.19%	0.23%	0.34%
	RBC Institutional Class 2	0.09%	0.13%	0.24%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

	U.S. Government Money Market Fund*
	RBC Institutional Class 1	0.11%	0.14%	0.12%
	RBC Institutional Class 2	0.02%	0.04%	0.02%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

	Tax-Free Money Market Fund*
	RBC Institutional Class 1	0.25%	0.24%	0.52%
	RBC Institutional Class 2	0.15%	0.14%	0.41%
	RBC Investor Class	0.02%	0.01%	0.01%
	RBC Reserve Class	0.02%	0.01%	0.01%
	RBC Select Class	0.02%	0.01%	0.02%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

8

PERFORMANCE SUMMARY

*The inception date for the RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class is November 21, 2008. All performance shown for these classes of shares prior to their inception date is based on the performance, fees and expenses of RBC Institutional Class 1 shares of the Fund and its predecessors, and has not been adjusted to reflect the fees and expenses of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares.

(1)    As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

				Asset Allocation
Money Market Maturity Schedules as a percentage of value of investments based on effective maturity as of September 30, 2010.

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Less than 8 days	53.8%	46.7%	82.0%
8 to 14 Days	5.2%	8.1%	0.0%
15 to 30 Days	11.8%	8.2%	1.0%
31 to 180 Days	19.2%	26.2%	10.4%
181 to 365 Days	10.0%	10.8%	6.6%

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund

September 30, 2010

Principal Amount		Value
Asset Backed Securities — 1.50%
Asset Backed Auto Receivables — 1.50%
$ 675,823	Bank of America Auto Trust, Series 2010-1A, Class A1, 0.26%, 2/15/11(a)	$675,823
20,241,991	Bank of America Auto Trust, Series 2010-2, Class A1, 0.62%, 7/15/11	20,241,991
81,000,000	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A1, 0.57%, 10/11/11(a)	81,000,000
20,674,770	Honda Auto Receivables Owner Trust, Series 2010-1, Class A1, 0.27%, 2/22/11	20,674,770
30,000,000	Hyundai Auto Receivables Trust Series 2010-B Class A1, 0.37%, 9/15/11	30,000,000
11,564,100	Mercedes-Benz Auto Receivables Trust , Series 2010-1 , Class A1, 0.31%, 5/15/11	11,564,100
13,136,786	Nissan Auto Lease Trust, Series 2010-A, Class A1, 0.56%, 6/15/11	13,136,786
9,798,051	Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A1, 0.26%, 2/21/11	9,798,051
44,677,322	Volvo Financial Equipment LLC, Series 2010-1A, Class A1, 0.51%, 5/16/11(a)	44,677,322
3,365,853	World Omni Auto Receivables Trust Series 2010-A, Class A1, 0.23%, 2/15/11	3,365,853

Total Asset Backed Securities		235,134,696

(Cost $235,134,696)
Asset Backed Commercial Paper — 0.93%
Finance - Diversified Domestic — 0.93%
145,000,000	Straight-A Funding LLC, 0.31%, 10/27/10(a)(b)	144,967,536

Total Asset Backed Commercial Paper		144,967,536

(Cost $144,967,536)
Commercial Paper — 23.10%
Banks - Australia & New Zealand — 3.08%
50,000,000	Australia & New Zealand Banking Group Ltd., 0.28%, 1/28/11(a)	50,000,000
50,000,000	Australia & New Zealand Banking Group Ltd., 0.29%, 12/16/10(a)	49,999,045
50,000,000	Australia & New Zealand Banking Group Ltd., 0.62%, 10/19/10(a)(b)	49,984,500
81,013,000	Commonwealth Bank Australia, 0.25%, 10/6/10(a)(b)	81,010,187
100,000,000	Commonwealth Bank Australia, 0.33%, 9/16/11(a)(b)	100,000,000
50,000,000	Commonwealth Bank Australia, 0.38%, 10/5/10(a)(b)	49,997,889
100,000,000	Westpac Banking Corp, 0.00%, 9/26/11(a)(b)	100,000,000

		480,991,621

Banks - Domestic — 4.74%
10,672,000	Bank of America NA, 0.36%, 3/14/11(b)	10,654,498

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 30,000,000	Bank of America NA, 0.36%, 3/18/11(b)	$29,949,600
300,000,000	BB&T Corp., 0.15%, 10/1/10(b)	300,000,000
300,000,000	Citibank NA, 0.19%, 10/1/10	300,000,000
100,000,000	Deutsche Bank NY, 0.15%, 10/1/10	100,000,000

		740,604,098

Banks - Foreign — 2.79%
225,000,000	BNP Paribas, 0.15%, 10/1/10	225,000,000
60,000,000	Nordea North America, Inc., 0.25%, 10/7/10(b)	59,997,500
150,000,000	Santander Central Hispano Financial, 0.65%, 10/4/10(b)	149,991,875

		434,989,375

Consumer Discretionary — 1.51%
93,000,000	Johnson & Johnson, 0.31%, 5/11/11(a)(b)	92,822,215
135,000,000	Procter & Gamble International Funding SCA, 0.25%, 10/25/10(a)(b)	134,977,500
8,180,000	Procter & Gamble International Funding SCA, 0.28%, 1/12/11(a)(b)	8,173,447

		235,973,162

Consumer Staples — 2.63%
15,000,000	Coca-Cola Co., 0.62%, 4/4/11(a)(b)	14,952,208
100,000,000	Nestle Capital Corp., 0.35%, 10/19/10(a)(b)	99,982,500
100,000,000	Nestle Finance International Ltd., 0.35%, 10/12/10(b)	99,989,306
195,381,000	Wal-Mart Stores, Inc., 0.21%, 10/18/10(a)(b)	195,361,625

		410,285,639

Finance - Diversified Domestic — 0.32%
50,000,000	KFW, 0.48%, 1/14/11(a)(b)	49,930,000

Health Care — 0.32%
30,000,000	Dean Health Systems, Inc., 0.25%, 10/21/10(b)	29,995,833
20,000,000	Medtronic, Inc., 0.23%, 11/12/10(a)(b)	19,994,633

		49,990,466

Information Technology — 0.64%
100,000,000	Google, Inc., 0.40%, 9/12/11(a)(b)	99,615,555

Insurance — 4.68%
25,000,000	AXA Financial, Inc., 0.27%, 10/5/10(a)(b)	24,999,250
50,000,000	AXA Financial, Inc., 0.27%, 10/13/10(a)(b)	49,995,500
25,000,000	AXA Financial, Inc., 0.27%, 10/14/10(a)(b)	24,997,563
50,000,000	AXA Financial, Inc., 0.27%, 10/19/10(a)(b)	49,993,250
25,000,000	AXA Financial, Inc., 0.27%, 10/21/10(a)(b)	24,996,250
25,000,000	AXA Financial, Inc., 0.28%, 10/1/10(a)(b)	25,000,000
25,000,000	AXA Financial, Inc., 0.28%, 10/4/10(a)(b)	24,999,417
50,000,000	AXA Financial, Inc., 0.28%, 10/15/10(a)(b)	49,994,555
25,000,000	Mass Mutual Life, 0.23%, 10/6/10(a)(b)	24,999,201
25,000,000	Mass Mutual Life, 0.23%, 10/12/10(a)(b)	24,998,243
10,000,000	Mass Mutual Life, 0.23%, 10/18/10(a)(b)	9,998,914

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 25,000,000	Mass Mutual Life, 0.23%, 10/21/10(a)(b)	$24,996,806
50,000,000	Metlife Short Term Funding LLC, 0.33%, 1/10/11(a)(b)	49,953,708
25,000,000	Metlife Short Term Funding LLC, 0.46%, 3/7/11(a)(b)	24,949,847
25,000,000	Metlife Short Term Funding LLC, 0.58%, 2/18/11(a)(b)	24,943,611
60,000,000	New York Life Capital Corp., 0.24%, 11/10/10(a)(b)	59,984,000
10,000,000	New York Life Capital Corp., 0.24%, 11/15/10(a)(b)	9,997,000
52,000,000	New York Life Capital Corp., 0.25%, 10/15/10(a)(b)	51,994,944
35,000,000	New York Life Capital Corp., 0.25%, 10/18/10(a)(b)	34,995,868
14,032,000	New York Life Capital Corp., 0.25%, 10/19/10(a)(b)	14,030,246
100,000,000	Swiss Re Treasury US Corp., 0.65%, 10/5/10(a)(b)	99,992,778

		730,810,951

Oil & Gas — 0.47%
49,500,000	Shell International Finance BV, 0.64%, 5/11/11(a)(b)	49,304,640
20,000,000	Shell International Finance BV, 0.68%, 6/14/11(a)(b)	19,903,289
5,000,000	Shell International Finance BV, 0.69%, 6/2/11(a)(b)	4,976,617

		74,184,546

Utilities — 1.92%
20,000,000	Electricite de France, 0.23%, 10/1/10(a)(b)	20,000,000
75,000,000	Electricite de France, 0.23%, 10/7/10(a)(b)	74,997,125
53,000,000	Electricite de France, 0.24%, 10/1/10(a)(b)	53,000,000
130,000,000	Electricite de France, 0.28%, 10/5/10(a)(b)	129,995,956
22,000,000	Electricite de France, 0.31%, 10/27/10(a)(b)	21,995,074

		299,988,155

Total Commercial Paper		3,607,363,568

(Cost $3,607,363,568)

Certificates of Deposit, Yankee — 10.99%(f)
Banks - Canadian — 4.81%
100,000,000	Bank of Montreal Chicago, 0.21%, 10/7/10	100,000,000
100,000,000	Bank of Montreal Chicago, 0.23%, 10/1/10	100,000,000
100,000,000	Bank of Montreal Chicago, 0.24%, 10/5/10	100,000,000
100,000,000	Bank of Nova Scotia, 0.25%, 12/13/10	99,998,987
100,000,000	Bank of Nova Scotia, 0.39%, 10/15/10	100,006,183
50,000,000	Bank of Nova Scotia, 0.52%, 11/10/10	50,000,000
75,000,000	Toronto Dominion Bank NY, 0.21%, 10/4/10	75,000,000
50,000,000	Toronto Dominion Bank NY, 0.41%, 9/19/11	50,000,000
75,000,000	Toronto Dominion Bank NY, 0.59%, 12/13/10	75,000,000

		750,005,170

Banks - Foreign — 4.26%
100,000,000	Banco Santander NY, 0.85%, 11/1/10	100,000,000
75,000,000	BNP Paribas NY Branch, 0.41%, 3/16/11	75,003,450
50,000,000	Nordea Bank Finland NY, 0.38%, 10/1/10	50,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$100,000,000	Nordea Bank Finland NY, 0.39%, 10/15/10	$100,005,826
90,000,000	Nordea Bank Finland NY, 0.82%, 10/20/11	90,277,182
50,000,000	Rabobank Nederland NY, 0.38%, 10/12/10	50,000,000
50,000,000	Rabobank Nederland NY, 0.50%, 9/14/11	50,012,017
50,000,000	Rabobank Nederland NY, 0.52%, 10/12/10	50,000,000
100,000,000	Societe Generale NY, 0.27%, 11/1/10	100,000,430

		665,298,905

Banks - United Kingdom — 1.92%
100,000,000	Abbey National Treasury, 0.39%, 12/9/10	100,000,000
100,000,000	Abbey National Treasury, 0.57%, 11/9/10	100,000,000
15,000,000	Abbey National Treasury, 0.59%, 10/15/10	15,000,000
10,000,000	Abbey National Treasury, 0.73%, 3/14/11	10,001,806
75,000,000	Abbey National Treasury, 0.76%, 3/31/11	75,026,232

		300,028,038

Total Certificates of Deposit, Yankee		1,715,332,113

(Cost $1,715,332,113)

FDIC-TLGP Backed Corporate Bonds — 0.78%
Banks - Domestic — 0.78%
120,731,000	Regions Bank, 2.75%, 12/10/10	121,261,588

Total FDIC-TLGP Backed Corporate Bonds		121,261,588

(Cost $121,261,588)

Corporate Bonds — 13.09%
Banks - Australia & New Zealand — 0.03%
5,000,000	Australia & New Zealand Banking Group Ltd., 0.82%, 10/21/11(a)(c)	5,013,774

Banks - Domestic — 2.71%
33,625,000	Bank of America NA, 1.70%, 12/23/10	33,720,113
50,000,000	Bank of Nova Scotia, 0.26%, 10/1/10(c)	50,000,000
47,175,000	Credit Suisse USA, Inc., 0.58%, 8/16/11(c)	47,234,206
100,000,000	Toronto Dominion Bank NY, 0.26%, 3/10/11(c)	100,000,000
50,000,000	Wells Fargo & Co., 0.39%, 3/22/11(c)	50,015,254
20,000,000	Wells Fargo & Co., 3.98%, 10/29/10	20,054,261
63,730,000	Wells Fargo & Co., 5.30%, 8/26/11	66,500,484
52,437,000	Wells Fargo & Co., 5.30%, 10/15/11	55,021,190

		422,545,508

Banks - Foreign — 2.47%
109,000,000	Dexia Credit Local, 2.38%, 9/23/11(a)	110,602,201
50,000,000	Rabobank Nederland NV, 0.25%, 12/21/10(c)	50,000,000
50,000,000	Rabobank Nederland NV, 0.26%, 3/11/11(c)	50,000,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 50,000,000	Rabobank Nederland NV, 0.27%, 12/17/10(c)	$50,000,000
50,000,000	Westpac Banking Corp., 0.29%, 10/7/10(c)	50,000,000
50,000,000	Westpac Banking Corp., 0.30%, 3/4/11(a)(c)	50,000,000
25,000,000	Westpac Banking Corp., 0.51%, 12/7/10(a)(c)	25,009,093

		385,611,294

Consumer Staples — 0.66%
100,000,000	Wal-Mart Stores, Inc. STEP, 5.32%, 6/1/11(c)	103,169,652

Finance - Diversified Domestic — 2.96%
80,507,000	Bank of America, 4.00%, 3/22/11	81,798,332
28,600,000	Bear Stearns Cos. LLC (The), 5.50%, 8/15/11	29,831,762
12,280,000	ETC Holdings LLC, 0.27%, 4/1/28(c)	12,280,000
3,790,000	GBG LLC, 0.25%, 9/1/27(a)(c)	3,790,000
9,727,000	General Electric Capital Corp., 0.45%, 8/15/11(c)	9,730,074
10,300,000	General Electric Capital Corp., 0.62%, 10/21/10(c)	10,299,790
8,662,000	General Electric Capital Corp., 0.92%, 2/1/11(c)	8,674,484
10,000,000	General Electric Capital Corp., 5.00%, 12/1/10	10,068,469
59,947,000	General Electric Capital Corp., 5.20%, 2/1/11	60,855,853
25,000,000	General Electric Capital Corp., 6.13%, 2/22/11	25,496,045
11,948,000	General Electric Capital Corp., Series A, 4.25%, 12/1/10	12,021,361
11,000,000	JPMorgan Chase & Co., 0.69%, 1/17/11(c)	11,004,912
21,163,000	JPMorgan Chase & Co., 5.60%, 6/1/11	21,881,627
15,650,000	MassMutual Global Funding II, 0.40%, 8/26/11(a)(c)	15,659,476
55,750,000	NGSP, Inc., 0.29%, 6/1/46(c)	55,750,000
11,040,000	Ring-Missouri LP, 0.35%, 9/1/18(c)	11,040,000
11,345,000	Schlitz Park Associates II LP, 0.27%, 12/1/21(c)	11,345,000
15,425,000	SF Tarns LLC, 0.35%, 1/1/28(c)	15,425,000
55,000,000	Twins Ballpark LLC, 0.50%, 10/1/34(a)(c)	55,000,000

		461,952,185

Health Care — 0.86%
11,790,000	The Portland Clinic LLP, 0.32%, 11/20/33(c)	11,790,000
23,770,000	Roche Holdings, Inc., 2.32%, 2/25/11(a)(c)	23,961,739
95,979,000	Wyeth, 6.95%, 3/15/11	98,746,402

		134,498,141

Industrials — 0.71%
110,000,000	3M Co., 5.61%, 12/12/10(a)	111,130,317

Insurance — 2.37%
40,000,000	AARP, 0.35%, 5/1/31(c)	40,000,000
39,700,000	Berkshire Hathaway, Inc., 0.39%, 2/10/11(c)	39,700,823
200,000,000	Metropolitan Life Global Funding, Series I, 2.28%, 4/14/11(a)(c)	200,000,000
90,000,000	New York Life Global Funding, 0.26%, 4/1/11(a)(c)	90,000,000

		369,700,823

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
Oil & Gas — 0.32%
$50,000,000	Shell International Finance NV, 1.30%, 9/22/11	$50,435,111

Total Corporate Bonds		2,044,056,805

(Cost $2,044,056,805)

Municipal Bonds — 19.10%
Arizona — 0.06%
9,800,000	Yuma Industrial Development Authority Refunding Revenue, 0.28%, 8/1/43, (LOC: JP Morgan Chase Bank)(c)	9,800,000

California — 4.45%
55,450,000	Abag Finance Authority For Nonprofit Corps. Revenue, 0.28%, 12/15/37, (Credit Support: Fannie Mae)(c)	55,450,000
99,365,000	Abag Finance Authority For Nonprofit Corps. Revenue, 0.32%, 6/1/37(c)	99,365,000
67,220,000	California Housing Finance Agency Revenue, Series B, 0.30%, 2/1/35, (LOC: Freddie Mac, Fannie Mae)(c)	67,220,000
39,500,000	California Housing Finance Agency Revenue, Series F, 0.30%, 2/1/37, (LOC: Freddie Mac, Fannie Mae)(c)	39,500,000
58,125,000	California Housing Finance Agency Revenue, Series F, 0.30%, 2/1/38, (LOC: Freddie Mac, Fannie Mae)(c)	58,125,000
5,000,000	California Statewide Communities Development Authority Revenue, Series 2114, 0.32%, 9/1/46, Callable 3/1/12 @ 100(c)	5,000,000
15,600,000	City of Riverside Pension Obligation Refunding Revenue, Series A, 1.25%, 6/1/11	15,600,000
43,600,000	City of Whittier Refunding Revenue, Series A, 0.23%, 6/1/36, (LOC: U.S. Bank NA)(c)	43,600,000
26,002,000	County of San Bernardino Refunding Program COP, Series B, 0.27%, 3/1/17, (LOC: Bank of America NA)(c)	26,002,000
50,000,000	Los Angeles County Revenue, 0.29%, 6/30/11(a)	50,000,000
43,080,000	Los Angeles Department of Water & Power Revenue, 0.27%, 7/1/36, (Credit Support: BHAC), Callable 7/1/12 @ 100(a)(c)	43,080,000
61,525,000	The Olympic Club Refunding Revenue, 0.27%, 9/30/32, (LOC: Bank of America NA)(c)	61,525,000
42,300,000	Sacramento Municipal Utility District Refunding Revenue, Series J, 0.25%, 8/15/28, (LOC: Bank of America NA)(c)	42,300,000
8,200,000	San Francisco City & County Housing Authority Refunding Revenue, 0.27%, 9/1/49, (LOC: Citibank NA)(c)	8,200,000
79,200,000	Southern California Public Power Authority Refunding Revenue, 0.26%, 7/1/36, (LOC: Bank of America NA)(c)	79,200,000

		694,167,000

Colorado — 0.42%
27,825,000	Colorado Educational & Cultural Facilities Authority Refunding Revenue, Floaters Series 1557, 0.27%, 3/1/35(c)	27,825,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$16,610,000	Crystal Valley Metropolitan District No. 1 Revenue, 0.27%, 10/1/34, (LOC: Wells Fargo Bank)(c)	$16,610,000
20,840,000	East Cherry Creek Valley Water & Sanitation District Arapahoe County Refunding Revenue, Series A, 0.27%, 11/15/34, (LOC: Wells Fargo Bank)(c)	20,840,000

		65,275,000

Florida — 0.28%
44,005,000	Orange County School Board Refunding COP, Series C, 0.26%, 8/1/25, (LOC: Bank of America NA)(c)	44,005,000

Georgia — 0.26%
37,885,000	Valdosta-Lowndes County Industrial Development Authority Revenue, Series B, 0.28%, 6/1/28, (LOC: Wells Fargo Bank)(c)	37,885,000
1,800,000	Walton County Industrial Building Authority Revenue, 0.52%, 10/1/17, (LOC: Wells Fargo Bank)(c)	1,800,000

		39,685,000

Illinois — 0.48%
58,125,000	Chicago Midway Airport Revenue, Series A, 0.33%, 1/1/29, (LOC: JPMorgan Chase Bank)(c)	58,125,000
15,675,000	Illinois Finance Authority, Beloit Memorial Hospital, Inc. Revenue, Series A, 0.34%, 4/1/36, (LOC: JP Morgan Chase Bank)(c)	15,675,000
1,000,000	Upper Illinois River Valley Development Authority Revenue, 1.25%, 1/1/11, (LOC: JP Morgan Chase Bank)(c)	1,000,000

		74,800,000

Indiana — 0.27%
42,500,000	Indiana Finance Authority Refunding Revenue, Series D, 0.25%, 11/1/39, (LOC: Citibank NA)(c)	42,500,000

Kentucky — 0.01%
1,325,000	Lexington-Fayette Urban County Airport Board Refunding Revenue, Series C, 0.61%, 7/1/33, (LOC: JP Morgan Chase Bank)(c)	1,325,000

Maryland — 0.42%
55,546,000	Maryland Health & Higher Educational Facilities Authority Refunding Revenue, Series D, 0.29%, 1/1/29, (LOC: Bank of America NA)(c)	55,546,000
10,475,000	Montgomery County Housing Opportunites Commission Refunding Revenue, Series D, 0.30%, 7/1/39, (LOC: Fannie Mae, Freddie Mac)(c)	10,475,000

		66,021,000

Massachusetts — 0.83%
16,810,000	Massachusetts Educational Financing Authority Refunding Revenue, Series R-11649, 0.33%, 7/1/22, (Credit Support: Assured GTY), Callable 1/1/18 @ 100(a)(c)	16,810,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010
Principal Amount		Value
$38,900,000	Massachusetts Health & Educational Facilities Authority Capital Asset Program Revenue, Series M-2, 0.26%, 7/1/31, (LOC: Bank of America NA)(c)	$38,900,000
18,535,000	Massachusetts Health & Educational Facilities Authority Capital Asset Program Revenue, Series M-4A, 0.26%, 7/1/39, (LOC: Bank of America NA)(c)	18,535,000
55,900,000	Massachusetts Health & Educational Facilities Authority Revenue, Boston University, Series N, 0.25%, 10/1/34, (LOC: Bank of America NA)(c)	55,900,000

		130,145,000

Michigan — 0.44%
69,300,000	Michigan Strategic Fund Van Andel Research Refunding Revenue, 0.27%, 4/1/43, (LOC: Bank of America NA)(c)	69,300,000

Minnesota — 0.78%
69,500,000	City of Rochester Mayo Foundation Refunding Revenue, Series A, 0.24%, 8/15/32(c)	69,500,000
51,500,000	City of Rochester Mayo Foundation Refunding Revenue, Series B, 0.23%, 8/15/32(c)	51,500,000

		121,000,000

Mississippi — 0.10%
15,935,000	Mississippi Development Bank Special Obligation Refunding Revenue, Series B, 0.35%, 10/1/31, (LOC: Bank of America NA)(c)	15,935,000

Nebraska — 0.06%
10,000,000	Nebraska Investment Finance Authority Multi Family Housing Revenue, Series A, 0.31%, 10/1/42, (LOC: Citibank NA)(c)	10,000,000

New Jersey — 0.16%
6,675,000	New Jersey Economic Development Authority Revenue, Series A, 0.35%, 9/1/21, (LOC: Wells Fargo Bank)(c)	6,675,000
18,200,000	New Jersey Health Care Facilities Finance Authority Revenue, Series B, 0.35%, 7/1/37, (Credit Support: Assured GTY)(c)	18,200,000

		24,875,000

New York — 3.40%
27,300,000	City of New York Public Improvement GO, Series F-6, 0.30%, 2/15/18, (LOC: Morgan Guaranty Trust)(c)	27,300,000
29,000,000	City of New York Public Improvement GO, Sub-Series H-2, 0.24%, 3/1/34, (LOC: Bank of New York)(c)	29,000,000
45,085,000	City of New York Refunding GO, Sub-Series C-5, 0.24%, 8/1/20, (LOC: Bank of New York)(c)	45,085,000
7,945,000	Nassau County Industrial Development Agency Nursing Home Improvement Revenue, Series D, 0.35%, 1/1/28, (LOC: Bank of America NA)(c)	7,945,000
25,875,000	New York City Capital Resources Corp. Nursing Home Revenue, Series B, 0.25%, 1/1/37, (LOC: Bank of America NA)(c)	25,875,000

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$23,820,000	New York City Capital Resources Corp. Nursing Home Revenue, Series B-1, 0.25%, 7/1/37, (LOC: Bank of America NA)(c)	$23,820,000
44,700,000	New York City Housing Development Corp. Multi Family Housing Revenue, Royal Properties Series A, 0.25%, 4/15/35, (Credit Support: Fannie Mae)(c)	44,700,000
22,400,000	New York City Housing Development Corp. Multi Family Housing Revenue, Series A, 0.25%, 11/1/48, (LOC: Bank of America NA)(c)	22,400,000
41,850,000	New York City Housing Development Corp. Multi Family Housing Revenue, Series B, 0.25%, 4/15/36, (Credit Support: Fannie Mae)(c)	41,850,000
56,990,000	New York State Dormitory Authority Revenue, Series A, 0.25%, 11/15/36, (Credit Support: Fannie Mae)(c)	56,990,000
13,000,000	New York State Energy Research & Development Authority Refunding Revenue, Series A, 0.30%, 8/1/15, (LOC: Wells Fargo Bank)(c)	13,000,000
23,390,000	New York State Housing Finance Agency 320 West 38th St. Refunding Revenue, Series A, 0.27%, 5/1/42, (LOC: Wells Fargo Bank)(c)	23,390,000
40,500,000	New York State Housing Finance Agency 320 West 38th St. Refunding Revenue, Series B, 0.27%, 5/1/42, (LOC: Wells Fargo Bank)(c)	40,500,000
15,100,000	New York State Housing Finance Agency Multi Family Housing Revenue, Series B, 0.27%, 11/1/36, (LOC: Bank of America NA)(c)	15,100,000
39,000,000	New York State Housing Finance Agency Multi Family Housing Worth St. Revenue, Series A, 0.26%, 5/15/33, (Credit Support: Fannie Mae)(c)	39,000,000
16,400,000	New York State Housing Finance Agency Revenue, West 37th St. Project, Series B, 0.28%, 5/1/42, (LOC: Wells Fargo Bank)(c)	16,400,000
58,585,000	New York State Urban Development Corp. Public Improvement Revenue, 0.56%, 12/15/10	58,585,000

		530,940,000

North Carolina — 0.15%
23,165,000	Roman Catholic Diocese of Raleigh Revenue, Series A, 0.40%, 6/1/18, (LOC: Bank of America NA)(c)	23,165,000

Ohio — 0.52%
10,670,000	City of Grove Multi Family Housing Regency Arms Apartment Revenue, 0.34%, 6/15/30, (Credit Support: Fannie Mae)(c)	10,670,000
57,880,000	County of Cuyahoga MetroHealth System Refunding Revenue, 0.25%, 2/1/35, (LOC: PNC Bank NA)(c)	57,880,000
12,500,000	Ohio State Higher Educational Facilities Refunding Revenue, Series B, 0.29%, 5/1/42, (LOC: U.S. Bank NA)(c)	12,500,000

		81,050,000

Pennsylvania — 1.33%
51,200,000	Allegheny County Industrial Development Authority Children’s Hospital Revenue, Series A, 0.26%, 10/1/32, (LOC: Bank of America NA)(c)	51,200,000

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$26,900,000	Blair County Industrial Development Authority Refunding Revenue, 0.28%, 10/1/28, (LOC: PNC Bank NA)(c)	$26,900,000
18,910,000	City of Philadelphia Refunding Revenue, Series C, 0.25%, 6/15/25, (LOC: TD Bank NA)(c)	18,910,000
20,900,000	City of Reading Refunding GO, Series D, 0.28%, 11/1/32, (LOC:Wells Fargo Bank)(c)	20,900,000
26,995,000	Lehigh County General Purpose Authority Refunding Revenue, Series B, 0.28%, 11/1/27, (Credit Support: Assured GTY)(c)	26,995,000
33,400,000	Pennsylvania Economic Development Financial Authority Revenue, 0.28%, 11/1/28, (LOC: Bank of America NA)(c)	33,400,000
29,460,000	Pennsylvania Higher Educational Facilties Authority Drexel University Revenue, Series B, 0.27%, 5/1/37, (LOC: Wells Fargo Bank)(c)	29,460,000

		207,765,000

Rhode Island — 0.14%
20,940,000	Rhode Island Health & Educational Building Corp. Refunding Revenue, Series A, 0.28%, 8/15/34, (LOC: Bank of America NA)(c)	20,940,000

South Carolina — 0.19%
30,180,000	South Carolina Transportation Infrastructure Bank Refunding Revenue, Series B-1, 0.28%, 10/1/31, (LOC: Bank of America NA)(c)	30,180,000

South Dakota — 0.35%
15,700,000	South Dakota Housing Development Authority Revenue, Series C, 0.27%, 5/1/37(c)	15,700,000
25,000,000	South Dakota Housing Development Authority Revenue, Series G, 0.26%, 5/1/35(c)	25,000,000
13,200,000	South Dakota Housing Development Authority Revenue, Series I, 0.27%, 5/1/38(c)	13,200,000

		53,900,000

Tennessee — 0.07%
11,500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 0.31%, 6/1/42, (LOC: Citibank NA)(c)	11,500,000

Texas — 0.58%
51,500,000	North Central Texas Health Facility Development Corp. Revenue, Series B, 0.27%, 8/15/30, (Credit Support: AGM)(c)	51,500,000
6,845,000	Texas State Veteran’s Fund Refunding GO, Series I-C, 0.27%, 12/1/25(c)	6,845,000
12,595,000	Texas State Veteran’s Housing Refunding GO, 0.27%, 6/1/31, (LOC: JP Morgan Chase Bank)(c)	12,595,000
20,000,000	Texas State Veteran’s Housing Revenue, Series A-2, 0.25%, 12/1/29(c)	20,000,000

		90,940,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
Utah — 0.14%
$ 8,570,000	Ogden City Redevelopment Agency Refunding Revenue, Series A, 0.33%, 6/1/31, (LOC: Wells Fargo Bank)(c)	$8,570,000
12,805,000	Utah Housing Corp. Single Family Mortgage Revenue, Series C-2, Class I, 0.30%, 1/1/38(c)	12,805,000

		21,375,000

Virginia — 2.02%
182,729,000	Federal Home Loan Mortgage Corp., Multi Family Housing Revenue, Series M017, Class A, 0.31%, 9/15/49, (Credit Support: Freddie Mac)(c)	182,729,000
22,200,000	Montgomery County Industrial Development Authority Refunding Revenue, Series A, 0.28%, 2/1/39(c)	22,200,000
16,625,000	Montgomery County Industrial Development Authority Refunding Revenue, Series B, 0.35%, 2/1/39(c)	16,625,000
17,255,000	Newport News Industrial Development Authority Industrial Improvement Revenue, Series B, 0.28%, 7/1/31, (LOC: Wells Fargo Bank)(c)	17,255,000
26,515,000	Stafford County & Staunton Industrial Development Authority Revenue, Series B1, 0.28%, 12/1/28, (LOC: Bank of America NA)(c)	26,515,000
18,020,000	Stafford County & Staunton Industrial Development Authorty Revenue TECP, 0.32%, 12/2/10	18,020,000
32,500,000	Virginia Small Business Financing Authority Hampton University Revenue, Series A, 0.25%, 12/1/38, (LOC: PNC Bank NA)(c)	32,500,000

		315,844,000

Washington — 0.04%
6,700,000	Port Seattle Industrial Development Corp. Crowley Marine Services Project Revenue, 0.31%, 12/31/21, (LOC: Citibank NA)(c)	6,700,000

Wisconsin — 1.15%
51,000,000	Wisconsin Health & Educational Facilities Authority Refunding Revenue, 0.25%, 8/15/36, (LOC: JP Morgan Chase Bank)(c)	51,000,000
73,515,000	Wisconsin Housing & Economic Development Authority Refunding Revenue, Series A, 0.26%, 9/1/38, (Credit Support: GO of Authority), (LOC: Fannie Mae)(c)	73,515,000
21,985,000	Wisconsin Housing & Economic Development Authority Refunding Revenue, Series F, 0.27%, 5/1/30, (Credit Support: GO of Authority(c)	21,985,000
32,135,000	Wisconsin Housing & Economic Development Authority Refunding Revenue, Series F, 0.27%, 11/1/30, (Credit Support: GO of Authority(c)	32,135,000

		178,635,000

Total Municipal Bonds		2,981,767,000

(Cost $2,981,767,000)

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 1.28%
Fannie Mae — 1.28%
$ 66,020,000	Pool #463890, 0.55%, 11/1/10(b)	$65,988,732
60,000,000	Pool #464168, 0.41%, 10/1/10(b)	60,000,000
74,284,000	Pool #464195, 0.44%, 10/1/10(b)	74,284,000

		200,272,732

Total U.S. Government Agency Backed Mortgages		200,272,732

(Cost $200,272,732)

U.S. Government Agency Obligations — 12.01%
Fannie Mae — 1.17%
65,000,000	1.75%, 3/23/11	65,447,376
116,955,000	0.44%, 12/1/10(b)	116,867,804

		182,315,180

Federal Home Loan Bank — 10.39%
450,000,000	0.17%, 11/18/10(c)	449,996,982
75,000,000	0.27%, 9/20/11(c)	75,000,000
83,525,000	0.28%, 10/4/11(c)	83,525,000
75,000,000	0.29%, 9/30/11(c)	75,000,000
137,000,000	0.58%, 5/27/11	136,993,568
170,075,000	0.75%, 3/18/11	170,242,691
196,375,000	2.88%, 3/11/11	198,639,313
275,000,000	0.16%, 7/11/11(c)	274,927,228
58,000,000	0.33%, 12/10/10	57,987,208
100,000,000	0.37%, 5/27/11(c)	100,000,000

		1,622,311,990

Freddie Mac — 0.45%
70,035,000	0.30%, 11/16/10(b)	70,008,153

Total U.S. Government Agency Obligations		1,874,635,323

(Cost $1,874,635,323)

U.S. Treasury Obligations — 2.82%
U.S. Treasury Notes — 2.82%
80,000,000	0.88%, 2/28/11	80,150,124
80,000,000	0.88%, 4/30/11	80,174,385
90,000,000	1.00%, 7/31/11	90,541,180
75,000,000	1.00%, 10/31/11	75,571,540
112,500,000	4.25%, 1/15/11	113,700,246

Total U.S. Treasury Obligations		440,137,475

(Cost $440,137,475)

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
Repurchase Agreements — 16.69%
$ 50,500,000	Bank of America Securities LLC dated 9/30/10; due 10/1/10 at 0.17% with maturity value of $50,500,238 (fully collateralized by a Fannie Mae security with a maturity date of 12/29/10 at a rate of 0.00%)	$50,500,000
185,000,000	Bank of America Securities LLC dated 9/30/10; due 10/1/10 at 0.18% with maturity value of $185,000,925 (fully collateralized by Fannie Mae securities with maturity dates ranging from 9/1/25 to 12/1/38 at rates ranging from 3.50% to 5.50%)	185,000,000
200,000,000	Barclays Capital Inc. dated 9/30/10; due 10/1/10 at 0.15% with maturity value of $200,000,833 (fully collateralized by US Treasury Inflation Notes with maturity dates ranging from 5/31/12 to 9/30/16 at rates ranging from 0.75% to 3.00%)	200,000,000
100,000,000	Barclays Capital Inc. dated 9/8/10; due 10/8/10 at 0.21% with maturity value of $100,017,500 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/1/30 to 9/1/40 at a rate of 4.50% )(d)	100,000,000
355,000,000	BNP Paribas Securities Corp. dated 9/30/10; due 10/1/10 at 0.21% with maturity value of $355,002,071 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 12/1/21 to 8/1/40 at rates ranging from 4.50% to 6.50%)	355,000,000
315,000,000	Citigroup Global dated 9/30/10; due 10/1/10 at 0.30% with maturity value of $315,002,625 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 1/1/18 to 12/1/47 at rates ranging from 4.00% to 7.50%)	315,000,000
325,000,000	Deutsche Bank AG dated 9/30/10; due 10/1/10 at 0.28% with maturity value of $325,002,528 (fully collateralized by Fannie Mae securities with maturity dates ranging from 7/1/37 to 7/1/40 at a rate of 5.00%)	325,000,000
315,000,000	Goldman Sachs & Co. dated 9/30/10; due 10/1/10 at 0.21% with maturity value of $315,001,837 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 6/1/24 to 10/1/47 at rates ranging from 3.50% to 6.50%)	315,000,000
170,000,000	JP Morgan Securities Inc. dated 9/30/10; due 10/1/10 at 0.30% with maturity value of $170,001,417 (fully collateralized by Fannie Mae securities with maturity dates ranging from 4/1/13 to 10/1/40 at rates ranging from 4.00% to 8.50%)	170,000,000
355,000,000	JP Morgan Securities Inc. dated 9/30/10; due 10/1/10 at 0.40% with maturity value of $355,003,944 (fully collateralized by Fannie Mae securities with maturity dates ranging from 7/1/12 to 9/1/47 at rates ranging from 4.00% to 13.00%)	355,000,000
235,000,000	Morgan Stanley & Co. dated 9/30/10; due 10/1/10 at 0.28% with maturity value of $235,001,828 (fully collateralized by Fannie Mae securities with maturity dates ranging from 4/1/34 to 9/1/47 at rates ranging from 2.88% to 6.50%)	235,000,000

Total Repurchase Agreements		2,605,500,000

(Cost $2,605,500,000)

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2010

Total Investments	15,970,428,836
(Cost $15,970,428,836)(e) — 102.29%

Liabilities in excess of other assets — (2.29)%	(357,798,595)

NET ASSETS — 100.00%	$15,612,630,241

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2010. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(d)	This security is restricted and illiquid as the securities may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933). The total investment in restricted and illiquid securities representing $100,000,000 or 0.64% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2010 Carrying Value Per Unit
$100,000,000	Barclays Capital Inc.	9/8/2010	$100,000,000	$100.00

(e)	Tax cost of securities is equal to book cost of securities.
(f)	Issuer is a U.S. branch of a foreign domiciled bank.

Abbreviations used are defined below:
AGM - Assured Guaranty Municipal
BHAC - Berkshire Hathaway Assurance Corp.
COP - Certificate of Participation
GO - General Obligation
GTY - Guaranty
LOC - Letter of Credit
TECP - Tax Exempt Commercial Paper
STEP - Step Coupon Bond

See notes to financial statements.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2010

Principal Amount		Value
Asset Backed Commercial Paper — 3.03%
Finance - Diversified Domestic — 3.03%
$149,500,000	Straight-A Funding LLC, 0.31%, 10/28/10(a)(b)	$149,465,241

Total Asset Backed Commercial Paper		149,465,241

(Cost $149,465,241)
FDIC-TLGP Backed Corporate Bonds — 12.02%
Banks - Domestic — 3.33%
33,500,000	American Express Bank FSB, 1.11%, 12/10/10(c)	33,559,230
21,941,000	Bank of America NA, 1.70%, 12/23/10	21,998,643
39,530,000	Citibank NA, 0.44%, 3/30/11(c)	39,571,400
50,000,000	Citibank NA, 1.38%, 8/10/11	50,423,356
18,900,000	Union Bank NA, 0.37%, 3/16/11(c)	18,911,064

		164,463,693

Finance - Diversified Domestic — 8.69%
20,810,000	Citigroup Funding, Inc., 0.25%, 6/3/11(c)	20,809,612
31,000,000	Citigroup Funding, Inc., 1.38%, 5/5/11	31,197,340
34,100,000	General Electric Capital Corp., 0.37%, 3/11/11(c)	34,119,845
26,000,000	General Electric Capital Corp., 1.63%, 1/7/11	26,082,692
54,216,000	General Electric Capital Corp., 1.80%, 3/11/11	54,549,936
9,500,000	Goldman Sachs Group, Inc., 0.37%, 3/15/11(c)	9,505,525
34,724,000	Goldman Sachs Group, Inc., 0.80%, 12/3/10(c)	34,757,200
42,685,000	Goldman Sachs Group, Inc., 1.63%, 7/15/11	43,129,440
18,450,000	JPMorgan Chase & Co., 0.42%, 2/23/11(c)	18,459,625
64,580,000	JPMorgan Chase & Co., 0.66%, 4/1/11(c)	64,639,172
34,350,000	JPMorgan Chase & Co., 0.80%, 12/2/10(c)	34,382,365
28,175,000	JPMorgan Chase & Co., 2.63%, 12/1/10	28,282,170
14,410,000	Morgan Stanley, 0.87%, 3/4/11(c)	14,448,578
14,826,000	Morgan Stanley, 2.90%, 12/1/10	14,885,612

		429,249,112

Total FDIC-TLGP Backed Corporate Bonds		593,712,805

(Cost $593,712,805)
FHLB Backed Corporate Bonds — 0.37%
Finance - Diversified Domestic — 0.37%
14,160,000	GFRE Holdings LLC, 0.30%, 12/1/49(c)	14,160,000
4,140,000	Herman & Kittle Capital LLC, 0.27%, 2/1/37(c)	4,140,000

		18,300,000

Total FHLB Backed Corporate Bonds		18,300,000

(Cost $18,300,000)

24

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
U.S. Government Agency Backed Municipal Bonds — 27.31%
California — 5.71%
$10,500,000	California Housing Finance Agency Revenue, Series A, 0.25%, 8/1/36, (Credit Support: GO of Agency), (LOC: Fannie Mae)(c)	$10,500,000
44,275,000	California Housing Finance Agency Revenue, Series A, 0.26%, 8/1/35, (LOC: Fannie Mae)(c)	44,275,000
9,200,000	California Housing Finance Agency Revenue, Series B, 0.25%, 8/1/36, (LOC: Fannie Mae)(c)	9,200,000
79,815,000	California Housing Finance Agency Revenue, Series C, 0.26%, 8/1/37, (LOC: Fannie Mae)(c)	79,815,000
34,620,000	California Housing Finance Agency Revenue, Series D, 0.26%, 8/1/22, (LOC: Fannie Mae)(c)	34,620,000
14,600,000	California Statewide Community Development Agency Multifamily Revenue, 0.30%, 10/15/36, (Credit Support: Fannie Mae)(c)	14,600,000
4,764,000	City of Los Angeles Multifamily Housing-Fountain Park Project Revenue, Series A, 0.29%, 3/15/34, (Credit Support: Fannie Mae)(c)	4,764,000
27,700,000	Orange County Apartment Development, Riverbend Apartments Refunding Revenue, Series B, 0.23%, 12/1/29, (Credit Support: Freddie Mac)(c)	27,700,000
17,140,000	Santa Rosa Housing Authority, Apple Creek Apartments Revenue, Series E, 0.25%, 3/1/12, (Credit Support: Freddie Mac)(c)	17,140,000
18,470,000	Southern California Home Financing Authority Revenue, Series A, 0.30%, 8/1/33, (LOC: Freddie Mac)(c)	18,470,000
20,830,000	Southern California Home Financing Authority Revenue, Series B, 0.30%, 2/1/35, (LOC: Fannie Mae)(c)	20,830,000

		281,914,000

Colorado — 3.18%
6,800,000	Colorado Housing & Finance Authority Insured Mortgage Revenue, Series AA, 0.28%, 10/1/30, (LOC: Fannie Mae)(c)	6,800,000
34,900,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series B1, 0.25%, 5/1/38, (LOC: Fannie Mae)(c)	34,900,000
19,765,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series C1, 0.25%, 11/1/32, (LOC: Fannie Mae)(c)	19,765,000
6,425,000	Colorado Housing & Finance Authority Revenue, Class I Series SF-1, 0.26%, 11/1/36, (LOC: Fannie Mae)(c)	6,425,000
27,100,000	Colorado Housing & Finance Authority Revenue, Class I, Series A2, 0.30%, 5/1/38, (LOC: Fannie Mae)(c)	27,100,000
6,500,000	Colorado Housing & Finance Authority Revenue, Class I, Series A3, 0.28%, 5/1/38, (LOC: Fannie Mae)(c)	6,500,000
19,500,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series A1, 0.30%, 11/1/37, (Credit Support:GO of Authority), (LOC: Fannie Mae)(c)	19,500,000
12,100,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series B1, 0.30%, 11/1/36, (LOC: Fannie Mae)(c)	12,100,000
12,100,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series C1, 0.30%, 11/1/36, (LOC: Fannie Mae)(c)	12,100,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$11,860,000	Colorado Housing & Finance Authority Taxable Revenue, Series B-1, 0.30%, 11/1/33, (LOC: Fannie Mae)(c)	$11,860,000

		157,050,000

Florida — 1.83%
22,840,000	Highlands County Health Facilities Authority Refunding Revenue, Series B, 0.25%, 11/15/26, (LOC: Federal Home Loan Bank)(c)	22,840,000
26,500,000	Highlands County Health Facilities Authority Refunding Revenue, Series C, 0.25%, 11/15/26, (LOC: Federal Home Loan Bank)(c)	26,500,000
27,500,000	Highlands County Health Facilities Authority Refunding Revenue, Series D, 0.25%, 11/15/26, (LOC: Federal Home Loan Bank)(c)	27,500,000
13,400,000	West Orange Healthcare District Refunding Revenue, 0.26%, 2/1/22, (LOC: Federal Home Loan Bank)(c)	13,400,000

		90,240,000

Idaho — 0.61%
30,000,000	Idaho Housing & Finance Association Revenue, Class I, Series J1, 0.33%, 1/1/39, (LOC: Fannie Mae)(c)	30,000,000

Indiana — 0.60%
29,700,000	City of Indianapolis Lakeside Pointe & Fox Club Refunding Revenue, 0.23%, 11/15/37, (Credit Support: Fannie Mae)(c)	29,700,000

Louisiana — 0.26%
12,600,000	Louisiana Public Facilities Authority Refunding Revenue, 0.28%, 4/1/36, (Credit Support: Freddie Mac)(c)	12,600,000

Michigan — 0.80%
10,250,000	Lansing Economic Development Corp. Revenue, 0.30%, 3/1/42, (LOC: Federal Home Loan Bank)(c)	10,250,000
20,000,000	Michigan State Housing Development Authority Refunding Revenue, Series B, 0.33%, 6/1/38, (LOC: Fannie Mae)(c)	20,000,000
9,500,000	Michigan State Housing Development Authority Refunding Revenue, Series C, 0.30%, 6/1/39, (LOC: Fannie Mae)(c)	9,500,000

		39,750,000

Mississippi — 0.24%
12,000,000	Mississippi Business Finance Corp. Gulf Opportunity Zone Resources LLC Refunding Revenue, 0.26%, 5/1/32, (LOC: Federal Home Loan Bank)(c)	12,000,000

New York — 11.32%
38,600,000	New York City Housing Development Corp. 2 Gold Street Revenue, Series A, 0.25%, 4/15/36, (Credit Support: Fannie Mae)(c)	38,600,000
23,100,000	New York City Housing Development Corp. 201 Pearl Street Development Revenue, Series A, 0.25%, 10/15/41, (Credit Support: Fannie Mae)(c)	23,100,000

26

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$14,205,000	New York City Housing Development Corp. First Avenue Development Revenue, Series A, 0.30%, 10/15/35, (Credit Support: Fannie Mae)(c)	$14,205,000
21,900,000	New York City Housing Development Corp. Multi Family Housing Revenue, Royal Properties Series A, 0.25%, 4/15/35, (Credit Support: Fannie Mae)(c)	21,900,000
36,770,000	New York City Housing Development Corp. Multifamily Rental Housing Revenue, Series A, 0.28%, 11/15/19, (Credit Support: Fannie Mae)(c)	36,770,000
39,000,000	New York City Housing Development Corp. W. 61 St. Apartments Revenue, Series A, 0.26%, 12/15/37, (Credit Support: Fannie Mae)(c)	39,000,000
40,735,000	New York Liberty Development Corp. World Trade Center Project Revenue, Series A, 0.50%, 12/1/49(c)	40,743,874
55,500,000	New York State Dormitory Authority Revenue, Series A, 0.25%, 11/15/36, (Credit Support: Fannie Mae)(c)	55,500,000
27,000,000	New York State Housing Finance Agency 316 11th Ave. Revenue, Series A, 0.26%, 5/15/41, (Credit Support: Fannie Mae)(c)	27,000,000
8,000,000	New York State Housing Finance Agency 38 St. Revenue, Series B, 0.25%, 5/15/33, (Credit Support: Fannie Mae)(c)	8,000,000
60,100,000	New York State Housing Finance Agency 900 8th Ave. Revenue, Series A, 0.27%, 5/15/35, (Credit Support: Fannie Mae)(c)	60,100,000
41,750,000	New York State Housing Finance Agency North End Revenue, Series A, 0.25%, 11/15/36, (Credit Support: Fannie Mae)(c)	41,750,000
43,785,000	New York State Housing Finance Agency Revenue, Series A, 0.28%, 5/1/35, (Credit Support: Freddie Mac)(c)	43,785,000
8,000,000	New York State Housing Finance Agency W. 23 St. Revenue, Series B, 0.25%, 5/15/33, (Credit Support: Fannie Mae)(c)	8,000,000
50,000,000	New York State Housing Finance Agency, 125 West 31st. Revenue, Series A, 0.26%, 5/15/38, (Credit Support: Fannie Mae)(c)	50,000,000
10,400,000	New York State Housing Finance Agency, 360 W. 43rd. St. Revenue, Series A, 0.26%, 11/15/33, (Credit Support: Fannie Mae)(c)	10,400,000
40,000,000	New York State Housing Finance Agency, Clinton Green South Revenue, Series A, 0.26%, 11/1/38, (Credit Support: Freddie Mac)(c)	40,000,000

		558,853,874

Pennsylvania — 1.25%
16,660,000	Pennsylvania Housing Finance Agency Single Family Mortgage Refunding Revenue, Series 84D, 0.29%, 10/1/34, (Credit Support: GO of Agency), (LOC: Freddie Mac)(c)	16,660,000
10,000,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue, Series 83B, 0.27%, 4/1/35, (LOC: Freddie Mac)(c)	10,000,000
13,370,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue, Series 85B, 0.27%, 4/1/35, (Credit Support: GO of Agency)(c)	13,370,000
10,000,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue, Series 87B, 0.25%, 4/1/35, (LOC: Fannie Mae)(c)	10,000,000

27

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 11,500,000	Pennsylvania Housing Finance Agency Single Family Refunding Revenue, Series 91B, 0.29%, 10/1/36, (Credit Support: GO of Agency), (LOC: Freddie Mac)(c)	$11,500,000

		61,530,000

Tennessee — 0.17%
8,310,000	Shelby County Health Educational & Housing Facilities Board Revenue, 0.29%, 12/15/37, (Credit Support: Fannie Mae)(c)	8,310,000

Virginia — 0.35%
17,500,000	Lynchburg Industrial Development Authority, Hospital Central Health Refunding Revenue, Series A, 0.26%, 1/1/28, (LOC: Federal Home Loan Bank)(c)	17,500,000

Wyoming — 0.99%
12,000,000	Wyoming Community Development Authority Housing Revenue, Series 11, 0.31%, 12/1/38, (LOC: Fannie Mae)(c)	12,000,000
10,000,000	Wyoming Community Development Authority Housing Revenue, Series 7, 0.31%, 6/1/37, (LOC: Fannie Mae)(c)	10,000,000
10,000,000	Wyoming Community Development Authority Housing Revenue, Series 9, 0.31%, 6/1/37, (LOC: Fannie Mae)(c)	10,000,000
17,000,000	Wyoming Community Development Authority Revenue, Series A, 0.27%, 12/1/32, (LOC: Fannie Mae)(c)	17,000,000

		49,000,000

Total U.S. Government Agency Backed Municipal Bonds		1,348,447,874

(Cost $1,348,447,874)
U.S. Government Agency Backed Mortgages — 1.09%
Fannie Mae — 1.09%
53,572,400	Pool #464168, 0.41%, 10/1/10(b)	53,572,400

Total U.S. Government Agency Backed Mortgages		53,572,400

(Cost $53,572,400)
U.S. Government Agency Obligations — 40.47%
Fannie Mae — 9.98%
125,000,000	0.25%, 1/26/11(b)	124,900,469
75,000,000	0.29%, 4/1/11(b)	74,890,042
113,313,900	0.34%, 7/1/11(b)	113,021,739
38,985,000	0.44%, 12/1/10(b)	38,955,935
74,636,000	0.45%, 12/1/10(b)	74,579,722
33,125,000	1.75%, 3/23/11	33,352,990
31,634,000	6.00%, 5/15/11	32,752,296

		492,453,193

Federal Home Loan Bank — 18.91%
68,000,000	0.16%, 7/20/11(c)	67,981,019
130,000,000	0.16%, 7/11/11(c)	129,965,368
47,270,000	0.19%, 1/14/11(c)	47,270,000

28

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$100,000,000	0.20%, 11/19/10(c)	$99,997,881
92,000,000	0.20%, 5/2/11(c)	91,980,938
150,000,000	0.27%, 9/20/11(c)	150,000,000
18,600,000	0.33%, 12/10/10	18,595,898
85,000,000	0.37%, 6/10/11(b)	85,000,000
50,000,000	0.48%, 10/25/10	50,006,514
100,000,000	0.50%, 10/25/10	100,003,590
75,000,000	0.58%, 5/27/11	74,996,479
17,585,000	1.63%, 7/27/11	17,775,375

		933,573,062

Freddie Mac — 11.38%
125,000,000	0.23%, 12/6/10(b)	124,948,437
55,000,000	0.30%, 11/16/10(b)	54,978,917
10,100,000	0.31%, 11/18/10(b)	10,095,825
5,050,000	0.33%, 2/1/11(c)	5,048,502
79,120,000	0.36%, 3/9/11(c)	79,177,210
50,000,000	0.38%, 11/10/10(c)	49,994,103
16,675,000	0.58%, 4/7/11(c)	16,682,423
19,400,000	0.59%, 4/1/11(c)	19,411,850
125,000,000	3.25%, 2/25/11	126,398,647
37,700,000	4.75%, 12/8/10	38,010,679
35,862,000	6.00%, 6/15/11	37,285,488

		562,032,081

Overseas Private Investment Corp. — 0.20%
1,400,000	0.24%, 3/15/15(c)	1,400,000
8,583,826	0.24%, 11/15/13(c)	8,583,826

		9,983,826

Total U.S. Government Agency Obligations		1,998,042,162

(Cost $1,998,042,162)
U.S. Treasury Obligations — 3.82%
U.S. Treasury Notes — 3.82%
20,000,000	0.88%, 2/28/11	20,037,531
20,000,000	0.88%, 4/30/11	20,043,596
35,000,000	1.00%, 7/31/11	35,210,459
25,000,000	1.00%, 10/31/11	25,190,513
37,500,000	4.25%, 1/15/11	37,900,082
50,000,000	4.50%, 11/15/10	50,250,195

Total U.S. Treasury Obligations		188,632,376

(Cost $188,632,376)

29

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

Principal Amount		Value
Repurchase Agreements — 16.00%
$ 50,000,000	Bank of America Securities LLC dated 9/30/10; due 10/1/10 at 0.18% with maturity value of $50,000,250 (fully collateralized by Fannie Mae, Freddie Mac, Federal Farm Credit Bank and Federal Home Loan Bank securities with maturity dates ranging from 3/16/11 to 9/1/40 at rates ranging from 1.63% to 4.50%)	$50,000,000
200,000,000	Barclays Capital Inc. dated 9/8/10; due 10/8/10 at 0.21% with maturity value of $200,035,000 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/1/30 to 10/1/40 at rates ranging from 4.50% to 5.00%)(d)	200,000,000
95,000,000	BNP Paribas Securities Corp. dated 9/30/10; due 10/1/10 at 0.21% with maturity value of $95,000,554 (fully collateralized by a Freddie Mac security with maturity date 7/1/25 at a rate of 4.00%)	95,000,000
85,000,000	Citigroup Global dated 9/30/10; due 10/1/10 at 0.30% with maturity value of $85,000,708 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 3/1/18 to 12/1/39 at rates ranging from 4.00% to 6.50%)	85,000,000
85,000,000	Deutsche Bank AG dated 9/30/10; due 10/1/10 at 0.28% with maturity value of $85,000,661 (fully collateralized by a Fannie Mae security with maturity date 3/1/37 at a rate of 7.00%)	85,000,000
85,000,000	Goldman Sachs & Co. dated 9/30/10; due 10/1/10 at 0.21% with maturity value of $85,000,496 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 10/1/25 to 9/1/40 at rates ranging from 4.00% to 6.00%)	85,000,000
30,000,000	JP Morgan Securities Inc. dated 9/30/10; due 10/1/10 at 0.30% with maturity value of $30,000,250 (fully collateralized by Fannie Mae securities with maturity dates ranging from 12/1/17 to 5/1/40 at rates ranging from 5.00% to 7.50%)	30,000,000
95,000,000	JP Morgan Securities Inc. dated 9/30/10; due 10/1/10 at 0.40% with maturity value of $95,001,056 (fully collateralized by Fannie Mae securities with maturity dates ranging from 7/1/14 to 9/1/50 at rates ranging from 4.50% to 11.00%)	95,000,000
65,000,000	Morgan Stanley & Co. dated 9/30/10; due 10/1/10 at 0.28% with maturity value of $65,000,506 (fully collateralized by Fannie Mae securities with maturity dates ranging from 1/1/40 to 4/1/40 at rates ranging from 3.69% to 5.50%)	65,000,000

Total Repurchase Agreements		790,000,000

(Cost $790,000,000)

Total Investments		5,140,172,858
(Cost $5,140,172,858)(e) — 104.11%

Liabilities in excess of other assets — (4.11)%		(202,722,999)

NET ASSETS — 100.00%		$4,937,449,859

30

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2010

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2010. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(d)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $200,000,000 or 4.05% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2010 Carrying Value Per Unit
$200,000,000	Barclays Capital Inc.	9/8/2010	$200,000,000	$100.00

(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

FDIC - Federal Deposit Insurance Corp.

GO - General Obligation

LOC -Letter of Credit

TLGP - Temporary Liquidity Guaranty Program

    See notes to financial statements.

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund

September 30, 2010

Principal Amount		Value
Municipal Bonds — 98.09%
Alabama — 0.75%
$10,890,000	Birmingham Waterworks Board Revenue, Series R-10412, 0.28%, 7/1/14, (Credit Support: BHAC, AGM)(a)(b)	$10,890,000

Arizona — 1.48%
3,160,000	Maricopa County Industrial Development Authority Gran Victoria Housing Revenue, Series A, 0.29%, 4/15/30, (Credit Support: Fannie Mae)(b)	3,160,000
5,300,000	Maricopa County Industrial Development Authority Valley of the Sun YMCA Refunding Revenue, 0.32%, 12/1/37, (LOC: U.S. Bank NA)(b)	5,300,000
5,800,000	Pima County Industrial Development Authority Delaware Military Academy Revenue, 0.27%, 9/1/38, (LOC: PNC Bank NA)(b)	5,800,000
7,375,000	Tempe Industrial Development Authority Revenue, Series C, 0.30%, 12/1/27, (LOC: Banco Santander)(b)	7,375,000

		21,635,000

California — 3.45%
6,860,000	California Statewide Communities Development Authority Refunding Revenue, Series R-11553, 0.29%, 11/15/32, (Credit Support: BHAC)(b)	6,860,000
10,000,000	City of Modesto Refunding COP, Series A, 0.24%, 10/1/36, (Credit Support: Assured GTY)(b)	10,000,000
12,450,000	Eclipse Funding Trust Tax Allocation Refunding Revenue, 0.30%, 2/1/15, (LOC: U.S. Bank NA)(b)	12,450,000
780,000	Hesperia Public Financing Authority Refunding Revenue, Series B, 0.80%, 6/1/22, (LOC: Bank of America NA)(b)	780,000
5,800,000	Padre Dam Municipal Water District Refunding COP, Series R-11792, 0.27%, 4/1/17(a)(b)	5,800,000
11,915,000	San Diego Housing Authority, Hillside Garden Apartments Revenue, Series C, 0.26%, 1/15/35, (Credit Support: Fannie Mae)(b)	11,915,000
2,500,000	State of California Floaters Refunding GO, Series 1707, 0.37%, 8/1/32, (Credit Support: AGM)(b)	2,500,000

		50,305,000

Colorado — 2.65%
3,170,000	Aurora Centretech Metropolitan District Refunding GO, Series C, 0.28%, 12/1/28, (LOC: U.S. Bank NA)(b)	3,170,000
6,510,000	Base Village Metropolitan District No. 2 GO, Series B, 0.28%, 12/1/38, (LOC: U.S. Bank NA)(b)	6,510,000
1,250,000	Colorado Health Facilities Authority Revenue, Series A, 0.37%, 4/1/24, (LOC: Wells Fargo Bank)(b)	1,250,000
3,000,000	Colorado Housing & Finance Authority Refunding Revenue, 0.28%, 2/15/28, (Credit Support: Fannie Mae)(b)	3,000,000
5,000,000	Commerce City Northern Infrastructure General Improvement District GO, 0.28%, 12/1/28, (LOC: U.S. Bank NA)(b)	5,000,000
3,475,000	County of Pitkin Refunding Revenue, Series A, 0.29%, 12/1/24, (LOC: U.S. Bank NA)(b)	3,475,000

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$5,200,000	Gateway Regional Metropolitan District Refunding GO, 0.37%, 12/1/37, (LOC: Wells Fargo Bank)(b)	$5,200,000
2,880,000	Meridian Ranch Metropolitan District Refunding GO, 0.28%, 12/1/38, (LOC: U.S. Bank NA)(b)	2,880,000
1,685,000	Parker Automotive Metropolitan District GO, 0.28%, 12/1/34, (LOC: U.S. Bank NA)(b)	1,685,000
1,370,000	University of Colorado Hospital Authority Revenue, Series A, 0.33%, 11/15/33, (Credit Support: AGM)(b)	1,370,000
5,180,000	Water Valley Metropolitan District No. 2 GO, 0.37%, 12/1/24, (LOC: Wells Fargo Bank)(b)	5,180,000

		38,720,000

Connecticut — 0.21%
3,117,000	Northeast Tax-Exempt Bond Grantor Trust Revenue, 0.33%, 4/1/19, (LOC: PNC Bank NA)(b)	3,117,000

District Of Columbia — 1.65%
4,440,000	District of Columbia Children’s Defense Fund Refunding Revenue, 0.38%, 4/1/22, (LOC: Wells Fargo Bank)(b)	4,440,000
1,700,000	District of Columbia Internships and Academic Revenue, 0.27%, 7/1/36, (LOC: Branch Banking & Trust)(b)	1,700,000
4,600,000	District of Columbia Jesuit Conference Revenue, 0.28%, 10/1/37, (LOC: PNC Bank NA)(b)	4,600,000
3,980,000	District of Columbia Water & Sewer Authority Refunding Revenue, Putters Series 3022, 0.32%, 4/1/16, (Credit Support: Assured GTY)(b)	3,980,000
9,360,000	District of Columbia Water & Sewer Authority Refunding Revenue, Series R-11623, 0.28%, 4/1/29, (Credit Support: Assured GTY), Callable 10/1/18 @ 100(a)(b)	9,360,000

		24,080,000

Florida — 4.12%
2,635,000	Collier County Industrial Development Authority Revenue, 0.55%, 12/1/26, (LOC: Bank of America NA)(b)	2,635,000
8,100,000	County of Broward Educational Facilities Authority, Southeastern University Revenue, Series A, 0.32%, 4/1/38, (LOC: Bank of America NA)(b)	8,100,000
15,000,000	County of Palm Beach Pine Crest Preparatory Refunding Revenue, 0.32%, 6/1/38, (LOC: Bank of America NA)(b)	15,000,000
1,280,000	Florida Housing Finance Corp. Refunding Revenue, Series I, 0.26%, 11/1/32, (Credit Support: Freddie Mac)(b)	1,280,000
5,245,000	JP Morgan Chase Putters/Drivers Trust Seminole County Sales Tax Refunding Revenue, Series 3438Z, 0.32%, 4/1/27(a)(b)	5,245,000
2,225,000	JP Morgan Chase Putters/Drivers Trust Tampa Water Revenue, Series 3617, 0.32%, 10/1/25(a)(b)	2,225,000
6,835,000	Marion County Industrial Development Authority Refunding Revenue, 0.27%, 11/15/32, (Credit Support: Fannie Mae)(b)	6,835,000
5,055,000	Miami-Dade County Industrial Development Authority Revenue, 0.34%, 9/1/29, (LOC: Bank of America NA)(b)	5,055,000
8,815,000	Orange County Housing Finance Authority Refunding Revenue, 0.32%, 6/1/25, (Credit Support: Fannie Mae)(b)	8,815,000

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 4,995,000	Tallahassee Energy System Revenue, Putters, 0.32%, 4/1/15(b)	$4,995,000

		60,185,000

Georgia — 2.09%
7,215,000	Clayton County Housing Authority Refunding Revenue, 0.27%, 9/1/26, (Credit Support: Fannie Mae)(b)	7,215,000
4,755,000	Cobb County Housing Authority Refunding Revenue, 0.32%, 3/1/24, (Credit Support: Freddie Mac)(b)	4,755,000
7,390,000	Fulton County Development Authority Revenue, 0.32%, 4/1/34, (LOC: Bank of America NA)(b)	7,390,000
2,800,000	Gainesville & Hall County Development Authority Refunding Revenue, 0.32%, 4/1/27, (Credit Support: County GTY), (LOC: Bank of America NA)(b)	2,800,000
8,325,000	Marietta Housing Authority Refunding Revenue, 0.27%, 7/1/24, (Credit Support: Fannie Mae)(b)	8,325,000

		30,485,000

Illinois — 7.32%
20,580,000	City of Chicago GO, Series R-11270, 0.28%, 7/1/15(b)	20,580,000
11,500,000	City of Galesburg Refunding Revenue, 0.32%, 3/1/31, (LOC: Bank of America NA)(b)	11,500,000
2,700,000	City of Galesburg Revenue, 0.27%, 7/1/24, (LOC: Bank of America NA)(b)	2,700,000
7,400,000	Illinois Development Finance Authority YMCA Metro Chicago Project Refunding Revenue, 0.27%, 6/1/29, (LOC: JP Morgan Chase Bank)(b)	7,400,000
4,100,000	Illinois Finance Authority Cultural Pool Revenue, 0.34%, 12/1/25, (LOC: JP Morgan Chase Bank)(b)	4,100,000
11,545,000	Illinois Finance Authority Dominican University Revenue, 0.27%, 3/1/36, (LOC: JP Morgan Chase Bank)(b)	11,545,000
1,280,000	Illinois Finance Authority Radiological Society Project Revenue, 0.27%, 6/1/17, (LOC: JP Morgan Chase Bank)(b)	1,280,000
4,995,000	Illinois Finance Authority Revenue, Putters Series 2967, 0.32%, 2/15/16, (Credit Support: Assured GTY)(b)	4,995,000
16,100,000	Illinois Finance Authority Revenue, Series R-11624, 0.29%, 8/15/39, (Credit Support: Assured GTY), Callable 8/15/18 @ 100(a)(b)	16,100,000
6,850,000	Illinois Finance Authority, Beloit Memorial Hospital, Inc. Revenue, Series A, 0.34%, 4/1/36, (LOC: JP Morgan Chase Bank)(b)	6,850,000
4,000,000	Illinois Health Facilities Authority Revenue, Series C, 0.27%, 1/1/16, (LOC: JP Morgan Chase Bank)(b)	4,000,000
9,900,000	State of Illinois Transit Improvement GO, Series R-10379, 0.30%, 2/1/11, (Credit Support: AGM)(a)(b)	9,900,000
3,085,000	Village of Channahon Refunding Revenue, Series D, 0.28%, 12/1/32, (LOC: U.S. Bank NA)(b)	3,085,000
2,780,000	Village of Channahon Revenue, Series A, 0.28%, 12/1/34, (LOC: U.S. Bank NA)(b)	2,780,000

		106,815,000

34

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
Indiana — 4.61%
$ 7,040,000	City of Fort Wayne Waterworks Refunding Revenue, 0.60%, 2/10/11	$7,040,000
20,420,000	Indiana Bond Bank Revenue, Series A, 2.00%, 1/6/11, (LOC: JP Morgan Chase Bank)	20,504,773
16,365,000	Indiana Finance Authority Refunding Revenue, 0.27%, 7/1/36, (LOC: Harris Bank)(b)	16,365,000
14,815,000	Indiana Finance Authority Refunding Revenue, 0.33%, 3/1/36, (LOC: Branch Banking & Trust)(b)	14,815,000
8,540,000	Indiana Health Facility Financing Authority Revenue, Series A, 0.32%, 7/1/28, (LOC: Bank of America NA)(b)	8,540,000

		67,264,773

Iowa — 1.99%
6,000,000	City of Urbandale Interstate Acres LP Refunding Revenue, 0.29%, 12/1/14, (LOC: Federal Home Loan Bank)(b)	6,000,000
2,940,000	Iowa Finance Authority Revenue, 0.27%, 2/1/23, (LOC: Wells Fargo Bank)(b)	2,940,000
1,785,000	Iowa Finance Authority Revenue, 0.50%, 4/1/25, (LOC: Bank of America NA)(b)	1,785,000
7,870,000	Iowa Higher Education Loan Authority Revenue, 0.37%, 5/1/20, (LOC: Wells Fargo Bank)(b)	7,870,000
8,325,000	Iowa Higher Education Loan Authority Revenue, 0.50%, 4/1/27, (LOC: Bank of America NA)(b)	8,325,000
2,150,000	Woodbury County Revenue, 0.37%, 11/1/16, (LOC: U.S. Bank NA)(b)	2,150,000

		29,070,000

Kansas — 1.25%
3,215,000	City of Olathe Refunding Revenue, Series B, 0.50%, 11/1/18, (LOC: Bank of America NA)(b)	3,215,000
15,000,000	City of Wichita Water Utility Improvement GO, Series 240, 0.45%, 9/15/11	15,006,760

		18,221,760

Kentucky — 1.00%
8,155,000	County of Warren Refunding Revenue, 0.26%, 4/1/37, (Credit Support: Assured GTY)(b)	8,155,000
6,500,000	Kentucky Economic Development Finance Authority Revenue, Series R-11810, 0.32%, 6/1/16, (Credit Support: Assured GTY)(a)(b)	6,500,000

		14,655,000

Louisiana — 0.89%
9,055,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 0.28%, 10/1/37, (LOC: Federal Home Loan Bank)(b)	9,055,000
3,970,000	Shreveport Home Mortgage Authority Refunding Revenue, 0.27%, 2/15/23, (Credit Support: Fannie Mae)(b)	3,970,000

		13,025,000

35

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
Massachusetts — 0.86%
$10,000,000	City of New Bedford GO, Series A, 1.75%, 2/11/11	$10,039,790
2,575,000	Massachusetts Health & Educational Facilities Authority Revenue, 0.33%, 7/1/38, (LOC: TD Bank NA)(b)	2,575,000

		12,614,790

Michigan — 2.58%
5,000,000	Detroit City School District GO, Putters Series 2954, 0.32%, 11/1/24, (Credit Support: AGM, Q-SBLF)(b)	5,000,000
4,000,000	Michigan Finance Authority Refunding Revenue, Series D3, 2.00%, 8/22/11, (LOC: Scotia Bank)	4,056,817
8,500,000	Michigan Finance Authority State Aid Notes, Series D1, 2.00%, 8/19/11	8,589,253
15,000,000	Michigan State Hospital Finance Authority Refunding Revenue, 0.27%, 6/1/22, (Credit Support: Assured GTY)(b)	15,000,000
5,010,000	Michigan Strategic Fund Revenue, 0.50%, 9/1/40, (LOC: Bank of America NA)(b)	5,010,000

		37,656,070

Minnesota — 8.40%
1,825,000	City of Bloomington Refunding Revenue, Series A1, 0.32%, 11/15/32, (Credit Support: Fannie Mae)(b)	1,825,000
8,035,000	City of Burnsville Refunding Revenue, 0.29%, 1/1/35, (Credit Support: Freddie Mac)(b)	8,035,000
12,235,000	City of Inver Grove Heights Refunding Revenue, 0.29%, 5/15/35, (Credit Support: Fannie Mae)(b)	12,235,000
1,200,000	City of Minnetonka Refunding Revenue, 0.29%, 11/15/31, (Credit Support: Fannie Mae)(b)	1,200,000
13,505,000	City of Oak Park Heights Refunding Revenue, 0.29%, 11/1/35, (Credit Support: Freddie Mac)(b)	13,505,000
5,500,000	City of Robbinsdale Refunding Revenue, Series A2, 0.33%, 5/1/33, (LOC: Wells Fargo Bank)(b)	5,500,000
5,565,000	City of Saint Louis Park Westwind Apartments Project Refunding Revenue, 0.29%, 9/15/33, (Credit Support: Fannie Mae)(b)	5,565,000
1,240,000	City of Spring Lake Park Refunding Revenue, 0.29%, 2/15/33, (Credit Support: Fannie Mae)(b)	1,240,000
10,125,000	Midwest Consortium of Municipal Utilities Refunding Revenue, Series B, 0.27%, 10/1/35, (LOC: U.S. Bank NA)(b)	10,125,000
3,215,000	Perham Independent School District Number 549 Cash Flow GO, Series A, 1.50%, 9/7/11, (Credit Support: School District Credit Program)	3,246,388
17,000,000	Rochester Health Care Facilities, TECP, 0.25%, 12/2/10(c)	17,000,000
10,000,000	Rochester Health Care Facilities, TECP, 0.30%, 12/2/10(c)	10,000,000
6,000,000	Rochester Health Care Facilities, TECP, 0.32%, 10/19/10(c)	6,000,000
6,250,000	Saint Francis Independent School District Number 15 Cash Flow GO, Series A, 1.00%, 9/15/11, (Credit Support: School District Credit Program)	6,285,079
2,140,000	St. Paul Housing & Redevelopment Authority Revenue, Series A, 0.27%, 5/1/27, (LOC: U.S. Bank NA)(b)	2,140,000

36

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$11,700,000	St. Paul Port Authority Refunding Revenue, Series 9-BB, 0.25%, 3/1/29, (LOC: Deutsche Bank AG)(b)	$11,700,000
7,035,000	St. Paul Port Authority Revenue, Series 5-O, 0.25%, 12/1/28, (LOC: Deutsche Bank AG)(b)	7,035,000

		122,636,467

Mississippi — 1.06%
6,040,000	Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue, 0.27%, 5/1/39, (LOC: Federal Home Loan Bank)(b)	6,040,000
9,500,000	Mississippi Business Finance Corp. Petal Gas Storage LLC Project Revenue, 0.27%, 8/1/34, (LOC: Deutsche Bank AG)(b)	9,500,000

		15,540,000

Missouri — 1.58%
13,600,000	Missouri State Health & Educational Facilities Authority Refunding Revenue, Series C-4, 0.29%, 6/1/33, (Credit Support: AGM)(b)	13,600,000
7,420,000	Nodaway County Industrial Development Authority Revenue, 0.27%, 11/1/28, (LOC: U.S. Bank NA)(b)	7,420,000
2,000,000	St. Charles County Industrial Development Authority Refunding Revenue, 0.27%, 2/1/29, (Credit Support: Fannie Mae)(b)	2,000,000

		23,020,000

Montana — 0.18%
2,600,000	City of Forsyth Pollution Control Refunding Revenue, 0.30%, 1/1/18, (LOC: BNP Paribas)(b)	2,600,000

Nebraska — 0.98%
6,000,000	Madison County Hospital Authority No. 1 Revenue, Series B, 0.27%, 7/1/33, (LOC: U.S. Bank NA)(b)	6,000,000
5,570,000	Saline County Hospital Authority No. 1 Refunding Revenue, Series C, 0.27%, 6/1/31, (LOC: U.S. Bank NA)(b)	5,570,000
2,750,000	Scotts Bluff County Hospital Authority Refunding Revenue, 0.32%, 12/1/31, (Credit Support: Ginnie Mae), (LOC: U.S. Bank NA)(b)	2,750,000

		14,320,000

Nevada — 0.73%
5,145,000	City of Fernley GO, Series R-11458, 0.29%, 2/1/16, (Credit Support: Assured GTY), Callable 2/1/18 @ 100(b)	5,145,000
5,510,000	City of Reno Refunding Revenue, Series A, 0.27%, 6/1/32, (LOC: Bank of America NA)(b)	5,510,000

		10,655,000

New Hampshire — 2.08%
22,000,000	New Hampshire Business Finance Authority Refunding Revenue, 0.29%, 10/1/37, (LOC: TD Bank NA)(b)	22,000,000
8,390,000	New Hampshire Health & Education Facilities Authority Refunding Revenue, 0.37%, 7/1/28, (LOC: Wells Fargo Bank)(b)	8,390,000

		30,390,000

37

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
New Jersey — 2.65%
$19,195,000	New Jersey Economic Development Authority Diocese of Metuchen Project Refunding Revenue, 0.24%, 9/1/30, (LOC: Bank of America NA)(b)	$19,195,000
3,400,000	New Jersey Economic Development Authority, The Cooper Health System Project Revenue, Series A, 0.22%, 11/1/38, (LOC: TD Bank NA)(b)	3,400,000
9,660,000	New Jersey Health Care Facilities Financing Authority Refunding Revenue, 0.26%, 7/1/33, (LOC: TD Bank NA)(b)	9,660,000
6,500,000	New Jersey Health Care Facilities Financing Authority Revenue, Series B, 0.22%, 7/1/41, (LOC: TD Bank NA)(b)	6,500,000

		38,755,000

New York — 11.07%
11,200,000	Addison Central School District GO, 1.75%, 1/21/11, (Credit Support: State Aid Withholding)	11,237,529
3,605,000	Candor Central School District GO, 1.75%, 6/24/11, (Credit Support: State Aid Withholding)	3,631,062
7,200,000	City of New York GO, Sub-Series A-4, 0.24%, 8/1/31, (LOC: Bank of Nova Scotia)(b)	7,200,000
2,900,000	Erie County Industrial Development Agency Revenue, Putters Series 2090, 0.30%, 5/1/15, (Credit Support: AGM)(b)	2,900,000
6,900,000	New York City Industrial Development Agency Refunding Revenue, 0.27%, 6/1/35, (LOC: JP Morgan Chase Bank)(b)	6,900,000
30,000,000	New York City Industrial Development Agency University & College Improvement Revenue, Series B-1, 0.24%, 7/1/36, (LOC: TD Bank NA)(b)	30,000,000
25,000,000	New York Liberty Development Corp. World Trade Center Project Revenue, Series A, 0.50%, 12/1/49(b)	25,003,588
4,030,000	New York State Dormitory Authority Long Island University Refunding Revenue, Series A2, 0.26%, 9/1/36, (Credit Support: Federal Home Loan Bank)(b)	4,030,000
3,640,000	New York State Dormitory Authority Long Island University Revenue, Series A2, 0.27%, 9/1/26, (Credit Support: Federal Home Loan Bank)(b)	3,640,000
7,000,000	New York State Dormitory Authority Nursing Home Improvements Revenue, Series A, 0.25%, 11/15/36, (Credit Support: Fannie Mae)(b)	7,000,000
20,000,000	New York State Dormitory Authority Refunding Revenue, Series D, 0.22%, 7/1/31, (LOC: TD Bank NA)(b)	20,000,000
5,460,000	New York State Dormitory Authority Wagner College Revenue, 0.26%, 7/1/38, (LOC: TD Bank NA)(b)	5,460,000
27,400,000	New York State Energy Research & Development Authority Refunding Revenue, Series A, 0.30%, 8/1/15, (LOC: Wells Fargo Bank)(b)	27,400,000
7,200,615	Windsor Central School District GO, 1.75%, 6/16/11, (Credit Support: State Aid Withholding)	7,253,650

		161,655,829

38

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
North Carolina — 2.76%
$17,700,000	North Carolina Capital Facilities Finance Agency Refunding Revenue, Series B, 0.27%, 6/1/38, (LOC: Wells Fargo Bank)(b)	$17,700,000
9,530,000	North Carolina Capital Facilities Finance Agency Revenue, 0.27%, 8/1/33, (LOC: Wells Fargo Bank)(b)	9,530,000
12,995,000	North Carolina Municipal Power Agency No. 1 Catawba Revenue, Series R-211, 0.28%, 1/1/11, (Credit Support: BHAC), Callable 1/1/13 @ 100(b)	12,995,000

		40,225,000

Ohio — 0.45%
6,500,000	County of Hamilton Nursing Home Improvement Revenue, Series B, 0.25%, 6/1/27, (LOC: PNC Bank NA)(b)	6,500,000

Oregon — 0.68%
5,300,000	Clackamas County Hospital Facility Authority Refunding Revenue, Series A-1, 0.30%, 11/1/29, (LOC: Banco Santander)(b)	5,300,000
4,600,000	Yamhill County Hospital Authority Refunding Revenue, 0.33%, 12/1/34, (LOC: U.S. Bank NA)(b)	4,600,000

		9,900,000

Pennsylvania — 8.30%
8,900,000	Allegheny County Higher Education Building Authority Refunding Revenue, Series A, 0.28%, 3/1/38, (LOC: PNC Bank NA)(b)	8,900,000
7,700,000	Allegheny County Hospital Development Authority Revenue, Series A, 0.28%, 6/1/30, (LOC: PNC Bank NA)(b)	7,700,000
5,035,000	Allegheny County Industrial Development Authority Revenue, 0.28%, 6/1/38, (LOC: PNC Bank NA)(b)	5,035,000
6,875,000	Bucks County Industrial Development Authority Revenue, Series A, 0.22%, 7/1/34, (LOC: TD Bank)(b)	6,875,000
1,875,000	Butler County General Authority Refunding Revenue, 0.32%, 11/15/21, (Credit Support: AGM)(b)	1,875,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.28%, 12/1/31(b)	5,000,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.28%, 12/1/31(b)	5,000,000
3,100,000	Emmaus General Authority Revenue, Series A11, 0.30%, 3/1/24, (LOC: U.S. Bank NA)(b)	3,100,000
4,700,000	Emmaus General Authority Revenue, Series F, 0.30%, 3/1/24, (LOC: U.S. Bank NA)(b)	4,700,000
8,155,000	JP Morgan Chase Putters/Drivers Trust Refunding GO, Series 3405, 0.30%, 11/15/14, (Credit Support: AGM, State Aid Withholding)(a)(b)	8,155,000
7,500,000	Lancaster Industrial Development Authority Revenue, Series B, 0.25%, 12/1/39, (LOC: PNC Bank NA)(b)	7,500,000
7,855,000	Luzerne County Convention Center Authority Revenue, Series A, 0.28%, 9/1/28, (LOC: PNC Bank NA)(b)	7,855,000
7,600,000	Pennsylvania Higher Educational Facilties Authority Refunding Revenue, 0.24%, 12/1/32, (LOC: TD Bank NA)(b)	7,600,000

39

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$2,970,000	Pennsylvania State Public School Building Authority Revenue, Putters-Series 1970, 0.30%, 12/1/14, (Credit Support: AGM, State Aid Withholding)(b)	$2,970,000
7,800,000	Philadelphia Authority for Industrial Development Revenue, 0.37%, 12/1/37, (LOC: Wells Fargo Bank)(b)	7,800,000
2,480,000	Shaler Area School District Refunding GO, 0.32%, 9/1/25, (Credit Support: AGM, State Aid Withholding)(b)	2,480,000
20,000,000	Southeastern Pennsylvania Transportation Authority Refunding Revenue, 0.25%, 3/1/22, (LOC: PNC Bank NA)(b)	20,000,000
8,695,000	York County Industrial Development Authority Refunding Revenue, 0.27%, 7/1/37, (LOC: PNC Bank NA)(b)	8,695,000

		121,240,000

Rhode Island — 0.59%
3,140,000	Rhode Island Health & Educational Building Corp. Refunding Revenue, 0.55%, 6/1/37, (LOC: Bank of America NA)(b)	3,140,000
5,500,000	Rhode Island Health & Educational Building Corp. Revenue, Series R-11811, 0.29%, 5/15/17, (Credit Support: Assured GTY)(a)(b)	5,500,000

		8,640,000

South Carolina — 1.66%
6,500,000	County of Cherokee Revenue, 0.50%, 12/1/15, (LOC: Bank of America NA)(b)	6,500,000
5,900,000	South Carolina Jobs-Economic Development Authority Revenue, 0.37%, 5/1/29, (LOC: Wells Fargo Bank)(b)	5,900,000
6,735,000	St Peters Parish-Jasper County Public Facilities Corp. Refunding Revenue, Series A, 0.75%, 2/1/11	6,735,000
5,100,000	St Peters Parish-Jasper County Public Facilities Corp. Refunding Revenue, Series A, 1.50%, 7/1/11	5,122,658

		24,257,658

South Dakota — 0.87%
12,640,000	City of Sioux Falls Sales Tax Revenue, Series 2057, 0.32%, 5/15/15(b)	12,640,000

Tennessee — 0.48%
2,000,000	Hendersonville Industrial Development Board Refunding Revenue, 0.30%, 2/15/28, (Credit Support: Fannie Mae)(b)	2,000,000
5,000,000	Montgomery County Public Building Authority Public Improvement Revenue, 0.32%, 7/1/38, (LOC: Bank of America NA)(b)	5,000,000

		7,000,000

Texas — 4.18%
3,000,000	Crawford Education Facilities Corp. Revenue, 0.29%, 6/1/18, (LOC: U.S. Bank NA)(b)	3,000,000
7,050,000	DeSoto Industrial Development Authority Caterpillar Refunding Revenue, 0.37%, 12/1/16(b)	7,050,000
1,745,000	El Paso County Hospital District GO, Putters Series 2747, 0.32%, 2/15/16, (Credit Support: Assured GTY)(b)	1,745,000

40

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$9,000,000	Harris County Cultural Educational Facilities TECP, 0.36%, 10/20/10(c)	$9,000,000
8,000,000	Harris County Cultural Educational Facilities TECP, 0.43%, 12/8/10(c)	8,000,000
4,075,000	Harris County Hospital District Refunding Revenue, Series R-12075, 0.28%, 8/15/15, (Credit Support: BHAC)(b)	4,075,000
4,290,000	JP Morgan Chase Putters/Drivers Trust GO, Series 3563, 0.27%, 4/1/15, (Credit Support: AGM)(a)(b)	4,290,000
3,505,000	JP Morgan Chase Putters/Drivers Trust Houston Community College GO, Series 3356, 0.32%, 2/15/12(a)(b)	3,505,000
5,000,000	North Texas Tollway Authority Refunding Revenue, Series R-11392, 0.28%, 1/1/16, (Credit Support: BHAC)(b)	5,000,000
5,280,000	Splendora Higher Education Facilities Corp. Revenue, Series A, 0.37%, 12/1/26, (LOC: Wells Fargo Bank)(b)	5,280,000
10,000,000	State of Texas Cash Flow Management Revenue, 2.00%, 8/31/11	10,149,234

		61,094,234

Utah — 2.02%
5,000,000	County of Emery Refunding Revenue, 0.28%, 11/1/24, (LOC: Wells Fargo Bank)(b)	5,000,000
720,000	County of Sanpete Revenue, 0.37%, 8/1/28, (LOC: U.S. Bank NA)(b)	720,000
3,700,000	Duchesne County School District Revenue, 0.37%, 6/1/21, (LOC: U.S. Bank NA)(b)	3,700,000
4,744,000	Jordanelle Special Service District Refunding Revenue, 0.27%, 9/1/25, (LOC: Wells Fargo Bank)(b)	4,744,000
3,595,000	Ogden City Redevelopment Agency Tax Allocation Revenue, Series A, 0.37%, 4/1/25, (LOC: Wells Fargo Bank)(b)	3,595,000
7,220,000	Salt Lake County Granite School District GO, 3.00%, 6/1/11, (Credit Support: School Board GTY)	7,339,888
4,435,000	Salt Lake County Housing Authority Refunding Revenue, 0.30%, 2/15/31, (Credit Support: Fannie Mae)(b)	4,435,000

		29,533,888

Vermont — 0.66%
9,700,000	Vermont Educational & Health Buildings Financing Agency Norwich University Project Refunding Revenue, 0.26%, 9/1/38, (LOC: TD Bank NA)(b)	9,700,000

Virginia — 0.98%
7,485,000	JP Morgan Chase Putters/Drivers Trust Virginia Housing Development Authority Revenue, Series 3313Z, 0.32%, 1/1/31, Callable 7/01/11 @ 100(b)	7,485,000
6,755,000	Virginia Beach Development Authority Refunding Revenue, 0.32%, 7/1/33, (LOC: Bank of America NA)(b)	6,755,000

		14,240,000

Washington — 2.17%
10,000,000	City of Seattle Refunding Revenue, Series R-47, 0.27%, 3/2/21, (Credit Support: AGM)(b)	10,000,000

41

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Principal Amount		Value
$ 5,995,000	City of Seattle Refunding Revenue, Series R-48, 0.27%, 9/2/20, (Credit Support: AGM)(b)	$5,995,000
4,995,000	JP Morgan Chase Putters/Drivers Trust Snohomish County School District No. 15 GO, Series 3542Z, 0.32%, 12/1/14, (Credit Support: School Board GTY)(a)(b)	4,995,000
6,630,000	Washington Health Care Facilities Authority Revenue, 0.50%, 8/1/26, (LOC: Bank of America NA)(b)	6,630,000
130,000	Washington State Housing Finance Commission Refunding Revenue, Series B, 0.29%, 7/1/11, (LOC: U.S. Bank NA)(b)	130,000
3,000,000	Washington State Housing Finance Commission Revenue, 0.27%, 10/1/29, (LOC: Wells Fargo Bank)(b)	3,000,000
1,000,000	Washington State Housing Finance Commission Revenue, 0.29%, 7/1/22, (LOC: U.S. Bank NA)(b)	1,000,000

		31,750,000

Wisconsin — 6.66%
20,000,000	City of Milwaukee Cash Flow Management GO, Series R4, 1.50%, 12/15/10	20,046,168
4,000,000	Jefferson School District GO, 1.80%, 6/1/11	4,008,676
15,020,000	Marshfield Electric Revenue, Series C, 4.00%, 12/1/10	15,107,872
5,800,000	Menomonie Area School District Cash Flow Management Revenue, 1.25%, 8/26/11	5,839,068
7,300,000	Mequon & Thiensville School District Revenue, 1.50%, 9/2/11	7,366,783
2,635,000	Milwaukee Redevelopment Authority Revenue, 0.27%, 9/1/40, (LOC: U.S. Bank NA)(b)	2,635,000
7,250,000	New Richmond School District Revenue, Series B, 1.75%, 5/10/11	7,269,908
10,375,000	Wisconsin Health & Educational Facilities Authority Refunding Revenue, Series B, 0.33%, 12/1/26, (LOC: U.S. Bank NA)(b)	10,375,000
6,000,000	Wisconsin Health & Educational Facilities Authority Revenue, Series A, 0.33%, 8/1/30, (LOC: U.S. Bank NA)(b)	6,000,000
8,000,000	Wisconsin Health & Educational Facilities Authority Revenue, Series C, 0.31%, 4/1/28, (LOC: U.S. Bank NA)(b)	8,000,000
2,170,000	Wisconsin Municipalities Private School Finance Commission Revenue, 0.29%, 3/1/23, (LOC: U.S. Bank NA)(b)	2,170,000
8,440,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.37%, 6/1/28, (LOC: Wells Fargo Bank)(b)	8,440,000

		97,258,475

Total Municipal Bonds		1,432,290,944

(Cost $1,432,290,944)

42

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2010

Shares		Value
Investment Company — 1.03%
15,000,000	Goldman Sachs Financial Square Tax Free Money Market Fund	$15,000,000

Total Investment Company		15,000,000

(Cost $15,000,000)

Total Investments		1,447,290,944
(Cost $1,447,290,944)(d) — 99.12%

Other assets in excess of liabilities — 0.88%		12,876,777

NET ASSETS — 100.00%		$1,460,167,721

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2010. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AGM – Assured Guaranty Municipal

BHAC - Berkshire Hathaway Assurance Corp.

COP - Certificate of Participation

GO – General Obligation

GTY - Guaranty

LOC – Letter of Credit

Q-SBLF – Qualified School Board Loan Fund

TECP – Tax Exempt Commercial Paper

See notes to financial statements.

43

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2010

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (cost $15,970,428,836; $5,140,172,858; $1,447,290,944 respectively)	$15,970,428,836*	$5,140,172,858**	$1,447,290,944
Cash	18,888,966	5,345,319	16,619,226
Interest and dividends receivable	18,462,743	6,392,079	1,698,884
Prepaid expenses and other assets	345,310	135,405	82,298

Total Assets	16,008,125,855	5,152,045,661	1,465,691,352

Liabilities:
Distributions payable	172,009	20,320	—
Payable for investments purchased	390,894,362	213,206,914	5,083,815
Accrued expenses and other payables:
Investment advisory fees	1,187,872	428,408	122,538
Audit fees	41,285	37,778	36,550
Trustee fees	9,091	2,353	710
Distribution fees	2,080,612	561,551	207,972
Shareholder reports	787,161	223,100	36,342
Shareholder servicing fees	115,607	37,453	2,969
Transfer Agent fees	27,221	11,627	11,353
Other	180,394	66,298	21,382

Total Liabilities	395,495,614	214,595,802	5,523,631

Net Assets	$ 15,612,630,241	$ 4,937,449,859	$1,460,167,721

Net Assets Consist Of:
Capital	$ 15,617,345,089	$ 4,937,478,749	$1,460,095,922
Undistributed (distributions in excess of) net investment income	(1,031)	3,717	—
Accumulated net realized gains (losses) from investment transactions	(4,713,817)	(32,607)	71,799

Net Assets	$ 15,612,630,241	$ 4,937,449,859	$1,460,167,721

Net Assets:
RBC Institutional Class 1	$ 4,050,508,371	$ 661,776,031	$ 70,881,960
RBC Institutional Class 2	830,111,757	124,242,507	281,796,854
RBC Investor Class	3,994,833,266	1,260,482,802	209,568,478
RBC Reserve Class	5,165,084,275	1,751,640,699	612,235,506
RBC Select Class	1,572,092,572	1,139,307,820	285,684,923

Total	$ 15,612,630,241	$ 4,937,449,859	$1,460,167,721

44

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2010

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	4,050,486,157	661,762,224	70,892,385
RBC Institutional Class 2	830,106,206	124,241,211	281,852,178
RBC Investor Class	3,996,926,570	1,260,503,458	209,549,908
RBC Reserve Class	5,167,260,404	1,751,675,336	612,188,529
RBC Select Class	1,572,685,719	1,139,330,907	285,659,672

Total	15,617,465,056	4,937,513,136	1,460,142,672

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00	$1.00	$1.00

RBC Institutional Class 2	$1.00	$1.00	$1.00

RBC Investor Class	$1.00	$1.00	$1.00

RBC Reserve Class	$1.00	$1.00	$1.00

RBC Select Class	$1.00	$1.00	$1.00

*	$2,605,500,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$790,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See notes to financial statements.

45

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2010

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$61,925,576	$15,653,226	$5,719,722
Dividend income	418,100	10,560	46,682

Total Investment Income	62,343,676	15,663,786	5,766,404

Expenses:
Investment advisory fees	17,380,554	5,558,233	1,415,684
Distribution fees-RBC Institutional Class 2	1,132,034	85,802	375,153
Distribution fees-RBC Investor Class	42,431,776	13,600,745	2,237,236
Distribution fees-RBC Reserve Class	45,756,748	15,553,319	4,639,209
Distribution fees-RBC Select Class	12,514,320	9,449,161	2,320,843
Shareholder servicing fee-RBC Institutional Class 1	2,867,157	615,833	68,143
Accounting fees	869,028	277,912	70,784
Audit fees	61,071	33,077	32,186
Custodian fees	216,995	81,620	20,093
Insurance fees	160,585	57,472	11,767
Legal fees	382,093	134,322	27,626
Registration and filing fees	385,103	224,776	194,659
Shareholder reports	1,629,913	407,099	67,693
Transfer agent fees	215,868	66,053	43,101
Trustees’ fees	313,089	101,137	25,511
Other fees	362,362	161,969	34,159

Total expenses before fee reductions	126,678,696	46,408,530	11,583,847
Expenses reduced by:
Distributor - Class Specific	(76,652,847)	(32,490,723)	(6,455,116)

Net Expenses	50,025,849	13,917,807	5,128,731

Net Investment Income	12,317,827	1,745,979	637,673

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	27,903	(24,157)	82,268

Change in net assets resulting from operations	$12,345,730	$1,721,822	$719,941

See notes to financial statements.

46

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Prime Money Market Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$12,317,827	$50,859,576
Net realized gains from investment transactions	27,903	69,009
Net change in unrealized appreciation on investments	—	14,844,247

Change in net assets resulting from operations	12,345,730	65,772,832

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(10,667,327)	(30,891,053)
RBC Institutional Class 2 Shareholders	(560,839)	(23,212)
RBC Investor Class Shareholders	(424,583)	(6,340,573)
RBC Reserve Class Shareholders	(508,693)	(10,119,679)
RBC Select Class Shareholders	(156,498)	(3,485,059)

Change in net assets resulting from shareholder distributions	(12,317,940)	(50,859,576)

Capital Transactions:
Proceeds from shares issued	74,870,072,315	45,303,434,752
Distributions reinvested	6,702,565	48,514,598
Cost of shares redeemed	(74,621,293,370)	(40,600,609,712)

Change in net assets resulting from capital transactions	255,481,510	4,751,339,638

Net increase in net assets	255,509,300	4,766,252,894

Net Assets:
Beginning of year	15,357,120,941	10,590,868,047

End of year	$15,612,630,241	$15,357,120,941

Distributions in excess of net investment income	$(1,031)	$(918)

Share Transactions:
Issued	74,870,072,315	45,303,434,752
Reinvested	6,702,565	48,514,598
Redeemed	(74,621,293,370)	(40,600,609,712)

Change in shares resulting from capital transactions	255,481,510	4,751,339,638

See notes to financial statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:

Operations:
Net investment income	$1,745,979	$13,093,151
Net realized losses from investment transactions	(24,157)	(7,011)

Change in net assets resulting from operations	1,721,822	13,086,140

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(1,305,230)	(7,864,168)
RBC Institutional Class 2 Shareholders	(13,758)	(123,498)
RBC Investor Class Shareholders	(136,027)	(812,604)
RBC Reserve Class Shareholders	(172,829)	(2,280,321)
RBC Select Class Shareholders	(118,137)	(2,012,560)

Change in net assets resulting from shareholder distributions	(1,745,981)	(13,093,151)

Capital Transactions:
Proceeds from shares issued	16,226,059,737	13,869,654,342
Distributions reinvested	762,532	12,324,595
Cost of shares redeemed	(16,471,038,573)	(11,966,466,424)

Change in net assets resulting from capital transactions	(244,216,304)	1,915,512,513

Net increase (decrease) in net assets	(244,240,463)	1,915,505,502

Net Assets:
Beginning of year	5,181,690,322	3,266,184,820

End of year	$4,937,449,859	$5,181,690,322

Undistributed net investment income	$3,717	$3,719

Share Transactions:
Issued	16,226,059,737	13,869,654,342
Reinvested	762,532	12,324,595
Redeemed	(16,471,038,573)	(11,966,466,424)

Change in shares resulting from capital transactions	(244,216,304)	1,915,512,513

See notes to financial statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tax-Free Money Market Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$637,673	$3,318,466
Net realized gains from investment transactions	82,268	160,623

Change in net assets resulting from operations	719,941	3,479,089

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(302,641)	(2,817,040)
RBC Institutional Class 2 Shareholders	(232,358)	(41)
RBC Investor Class Shareholders	(22,371)	(97,915)
RBC Reserve Class Shareholders	(51,543)	(299,976)
RBC Select Class Shareholders	(29,008)	(269,813)

Change in net assets resulting from Distributions of Net Investment Income	(637,921)	(3,484,785)

Distributions from Net Realized Gains
RBC Institutional Class 1 Shareholders	(14,649)	—
RBC Institutional Class 2 Shareholders	(33,271)	—
RBC Investor Class Shareholders	(26,166)	—
RBC Reserve Class Shareholders	(52,895)	—
RBC Select Class Shareholders	(31,085)	—

Change in net assets resulting from Distributions of Net Realized Gains	(158,066)	—

Capital Transactions:
Proceeds from shares issued	2,744,497,706	2,278,391,724
Distributions reinvested	768,289	3,484,785
Cost of shares redeemed	(2,210,973,743)	(2,259,627,588)

Change in net assets resulting from capital transactions	534,292,252	22,248,921

Net increase in net assets	534,216,206	22,243,225

Net Assets:
Beginning of year	925,951,515	903,708,290

End of year	$1,460,167,721	$925,951,515

Undistributed net investment income	$—	$—

Share Transactions:
Issued	2,744,496,351	2,278,391,724
Reinvested	768,289	3,484,785
Redeemed	(2,210,973,743)	(2,259,627,588)

Change in shares resulting from capital transactions	534,290,897	22,248,921

See notes to financial statements.

49

FINANCIAL HIGHLIGHTS

Prime Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.19%	$4,051	0.17%	0.19%	(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	(0.01)	1.00	0.95%	4,426	0.55%(f)	1.03%	0.55%
Year Ended September 30, 2008	1.00	0.03(a)	(b)	0.03	(0.03)	(0.03)	1.00	3.02%	10,591	0.84%	2.94%	0.87%
Year Ended September 30, 2007	1.00	0.05	(b)	0.05	(0.05)	(0.05)	1.00	4.69%	9,662	0.80%	4.59%	0.89%
Year Ended September 30, 2006	1.00	0.04	(b)	0.04	(0.04)	(0.04)	1.00	3.99%	8,685	0.80%	3.93%	0.92%
RBC Institutional Class 2
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.09%	$830	0.27%	0.07%	0.27%(g)
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.62%(c)	19	0.31%(d)	0.45%(d)	0.32%(d)
RBC Investor Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$3,995	0.35%	0.01%	1.13%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.15%(c)	4,659	0.91%(d)	0.16%(d)	1.19%(d)
RBC Reserve Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$5,165	0.35%	0.01%	1.03%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.22%(c)	4,870	0.83%(d)	0.24%(d)	1.08%(d)
RBC Select Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,572	0.35%	0.01%	0.92%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.27%(c)	1,383	0.77%(d)	0.29%(d)	0.97%(d)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.

See notes to financial statements.

50

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.11%	$662	0.17%	0.11%	(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	(0.01)	1.00	0.73%	848	0.49%(f)	0.98%	(g)
Year Ended September 30, 2008	1.00	0.03(a)	(b)	0.03	(0.03)	(0.03)	1.00	2.70%	3,266	0.72%	2.51%	(g)
Year Ended September 30, 2007	1.00	0.04	(b)	0.04	(0.04)	(0.04)	1.00	4.56%	1,393	0.76%	4.47%	(g)
Year Ended September 30, 2006	1.00	0.04	(b)	0.04	(0.04)	(0.04)	1.00	3.90%	749	0.78%	3.82%	(g)
RBC Institutional Class 2
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$124	0.27%	0.02%	0.27%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.44%(c)	14	0.30%(d)	0.56%(d)	0.30%(d)
RBC Investor Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,260	0.27%	0.01%	1.13%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.11%(c)	1,372	0.65%(d)	0.07%(d)	1.17%(d)
RBC Reserve Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,752	0.27%	0.01%	1.03%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.14%(c)	1,714	0.65%(d)	0.15%(d)	1.06%(d)
RBC Select Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,139	0.27%	0.01%	0.93%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.17%(c)	1,233	0.63%(d)	0.18%(d)	0.95%(d)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.

See notes to financial statements.

51

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income(Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.25%	$71	0.18%	0.22%	(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	—	1.00	0.74%	51	0.71%(f)	1.49%	0.71%
Year Ended September 30, 2008	1.00	0.02(a)	(b)	0.02	(0.02)	—	1.00	1.95%	904	0.80%	1.90%	0.84%
Year Ended September 30, 2007	1.00	0.03	(b)	0.03	(0.03)	—	1.00	3.00%	841	0.70%	2.96%	0.84%
Year Ended September 30, 2006	1.00	0.02	—	0.02	(0.02)	—	1.00	2.52%	791	0.70%	2.49%	0.85%
RBC Institutional Class 2
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.15%	$282	0.28%	0.09%	0.28%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.41%(c)	(h)	0.34%(d)	0.45%(d)	0.34%(d)
RBC Investor Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$210	0.42%	0.01%	1.15%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.04%(c)	202	0.76%(d)	0.03%(d)	1.19%(d)
RBC Reserve Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$612	0.40%	0.01%	1.04%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.06%(c)	432	0.74%(d)	0.05%(d)	1.09%(d)
RBC Select Class
Year Ended September 30, 2010	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$286	0.40%	0.01%	0.94%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.11%(c)	242	0.68%(d)	0.10%(d)	0.99%(d)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.
(h)	Less than $1,000,000.

See notes to financial statements.

52

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

1. Organization

RBC Funds Trust (“the Trust”), is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following three investment portfolios (“Funds”):

- Prime Money Market Fund (“Prime Money Market Fund”)

- U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

- Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

The Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund offer five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc (“RBC GAM (US)”) acts as the investment adviser for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the co-administrator.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed their name to BNY Mellon Investment Servicing (US) Inc.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Trust’s Board of Trustees (the “Board”) to determine a security’s fair value. Investments in open-end companies are valued at net asset value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody’s Investors Service.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Generally, the types of securities included in Level 2 for the Funds are U.S. Treasury bills and certain money market

53

NOTES TO FINANCIAL STATEMENTS

instruments, including those valued at amortized cost under Rule 2a-7. Amortized cost approximates the current fair value of a security, but is not obtained from a quoted price in an active market.

•    Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2010 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Prime Money Market	$—	$15,970,428,836(b)	$—	$15,970,428,836
U.S. Government Money Market	—	5,140,172,858(b)(c)	—	5,140,172,858
Tax Free Money Market	15,000,000(a)	1,432,290,944(c)	—	1,447,290,944

(a)	Level 1 investments consist of Investment Companies.
(b)	The breakdown of the Fund’s investments by security type is disclosed in the Schedules of Portfolio Investments.

(c) The breakdown of the Fund’s investments by state classification is disclosed in the Schedules of Portfolio Investments.

During the year ended September 30, 2010, the Funds recognized no significant transfers to/from level 1 or 2. Additional disclosure surrounding the activity in level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact it will have on its financial statement disclosures.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

When Issued Transactions:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2010, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by U.S. Bank N.A., the Funds’ custodian bank, until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

54

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2010, reclassifications for permanent differences were as follows:

	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gains
Tax-Free Money Market Fund	$248	$(248)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contract RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate
Prime Money Market Fund	All Net Assets	0.10%
U.S. Government Money Market Fund	All Net Assets	0.10%
Tax Free Money Market Fund	All Net Assets	0.10%

RBC Institutional Class 1 of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund pays an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1. RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation

55

NOTES TO FINANCIAL STATEMENTS

Agreement in order to maintain the net annual fund operating expenses at 0.20% for RBC Institutional Class 1 of the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund. During the year ended September 30, 2010, there were no fees waived under this agreement.

RBC GAM (US) and BNY Mellon serve as co-administrators to the Funds. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Funds based on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 ($1,500 effective October 1, 2010) fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Security Transactions with Affiliated Funds

During the year ended September 30, 2010, the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund engaged in security purchase and sale transactions with other RBC Funds or investment advisory clients managed by RBC GAM (US). These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 (as amended) and amounted to $534,815,000 and $3,500,000 for Prime Money Market Fund, respectively, $25,000,000 and $7,000,000 for U.S. Government Money Market Fund, respectively, and $319,693,000 and $164,715,000 for Tax-Free Money Market Fund, respectively.

4. Fund Distribution

The Prime Money Market, U. S. Government Money Market and Tax-Free Money Market Funds have adopted a Master Distribution 12b-1 Plan (the “Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Tamarack Distributors Inc. (through February 15, 2010) acted, and Quasar Distributors LLC (effective February 16, 2010) (the “Distributor”) acts as the Funds’ distributor. Tamarack Distributors, Inc. was an affiliate of RBC GAM (US), Quasar Distributors LLC is unaffiliated. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

RBC Capital Markets, LLC, in its role as shareholder servicing agent to the Funds, has agreed to waive fees and/or reimburse expenses in order to maintain the net annual fund operating expenses for each class listed below for each Fund to the following amounts:

56

NOTES TO FINANCIAL STATEMENTS

Fund	Operating Expense Limit
Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.05%
RBC Reserve Class	0.90%
RBC Select Class	0.80%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.70%

This Expense Limitation Agreement is in place until January 31, 2012 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Distributor, any expenses in excess of the Expense Limitation and repay the Distributor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. At September 30, 2010, the amounts subject to possible recoupment under the expense limitation agreement are $11,932,797, $6,709,796 and $1,956,311 for the Prime Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund, respectively.

The Distributor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2010, the following distribution fees were waived:

Fund	Distribution Fees Waived
Prime Money Market Fund
RBC Investor Class	$33,147,953
RBC Reserve Class	34,514,968
RBC Select Class	8,989,926

U.S. Government Money Market Fund
RBC Institutional Class 2	$ 4,522
RBC Investor Class	11,717,620
RBC Reserve Class	13,055,829
RBC Select Class	7,712,752

Tax-Free Money Market Fund
RBC Institutional Class 2	$ 809
RBC Investor Class	1,635,058
RBC Reserve Class	3,278,782
RBC Select Class	1,540,467

57

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions for the period were as follows:

	Prime Money Market Fund		U.S. Government Money Market Fund

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*

CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$65,954,109,708	$28,816,601,968	$11,960,090,750	$4,009,468,601
Distributions reinvested	5,054,514	28,549,543	322,113	7,117,794
Cost of shares redeemed	(66,334,967,038)	(35,029,506,446)	(12,147,004,362)	(6,434,449,599)

Change in RBC Institutional Class 1	$(375,802,816)	$(6,184,354,935)	$(186,591,499)	$(2,417,863,204)

RBC Institutional Class 2
Proceeds from shares issued	$2,085,510,694	$142,095,726	$278,951,408	$238,100,001
Distributions reinvested	558,272	19,764	13,432	101,299
Cost of shares redeemed	(1,275,077,250)	(123,001,000)	(168,820,280)	(224,104,649)

Change in RBC Institutional Class 2	$810,991,716	$19,114,490	$110,144,560	$14,096,651

RBC Investor Class
Proceeds from shares issued	$1,846,640,460	$6,804,530,025	$1,071,449,784	$3,386,163,324
Distributions reinvested	424,582	6,340,574	136,023	812,612
Cost of shares redeemed	(2,510,904,014)	(2,150,105,057)	(1,182,760,630)	(2,015,297,655)

Change in RBC Investor Class	$(663,838,972)	$4,660,765,542	$(111,174,823)	$1,371,678,281

RBC Reserve Class
Proceeds from shares issued	$2,996,746,846	$6,965,218,353	$1,265,180,323	$2,901,934,135
Distributions reinvested	508,693	10,119,658	172,829	2,280,328
Cost of shares redeemed	(2,701,974,266)	(2,103,358,880)	(1,227,885,415)	(1,190,006,864)

Change in RBC Reserve Class	$295,281,273	$4,871,979,131	$37,467,737	$1,714,207,599

RBC Select Class
Proceeds from shares issued	$1,987,064,607	$2,574,988,680	$1,650,387,472	$3,333,988,281
Distributions reinvested	156,504	3,485,059	118,135	2,012,562
Cost of shares redeemed	(1,798,370,802)	(1,194,638,329)	(1,744,567,886)	(2,102,607,657)

Change in RBC Select Class	$188,850,309	$1,383,835,410	$(94,062,279)	$1,233,393,186

Change in net assets resulting from capital transactions	$255,481,510	$4,751,339,638	$(244,216,304)	$1,915,512,513

58

NOTES TO FINANCIAL STATEMENTS

	Tax-Free Money Market Fund
	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$573,353,917	$293,818,956
Distributions reinvested	289,586	2,817,032
Cost of shares redeemed	(553,447,767)	(1,149,542,084)

Change in RBC Institutional Class 1	$20,195,736	$(852,906,096)

RBC Institutional Class 2
Proceeds from shares issued	$605,851,460	$10,001
Distributions reinvested	265,629	41
Cost of shares redeemed	(324,274,695)	—

Change in RBC Institutional Class 2	$281,842,394	$10,042

RBC Investor Class
Proceeds from shares issued	$400,685,536	$430,651,538
Distributions reinvested	48,539	97,917
Cost of shares redeemed	(392,730,860)	(229,202,586)

Change in RBC Investor Class	$8,003,215	$201,546,869

RBC Reserve Class
Proceeds from shares issued	$637,444,166	$821,914,742
Distributions reinvested	104,440	299,980
Cost of shares redeemed	(457,063,262)	(390,510,981)

Change in RBC Reserve Class	$180,485,344	$431,703,741

RBC Select Class
Proceeds from shares issued	$527,162,627	$731,996,487
Distributions reinvested	60,095	269,815
Cost of shares redeemed	(483,457,159)	(490,371,937)

Change in RBC Select Class	$43,765,563	$241,894,365

Change in net assets resulting from capital transactions	$534,292,252**	$22,248,921

* For the year ended September 30, 2009 for the RBC Institutional Class 1 and from November 21, 2008 (commencement of operations) through September 30, 2009 for RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

** Includes a reimbursement from RBC GAM (US) in the amount of $1,355 for a commission/underwriter fee that was received by RBC Capital Markets. Without this reimbursement the change in shares resulting from capital transactions would be 534,290,897 which represents 20,195,627; 281,842,136; 8,003,039; 180,484,788 and 43,765,307 for the RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class, respectively.

6. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax

59

NOTES TO FINANCIAL STATEMENTS

returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The tax character of distributions during the fiscal year ended September 30, 2010 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$12,778,513	$ —	$ —	$12,778,513	$ —	$12,778,513
U.S. Government Money Market Fund	1,743,028	—	—	1,743,028	—	1,743,028
Tax-Free Money Market Fund	35,940	51,126	107,188	194,254	601,733	795,987

The tax character of distributions during the fiscal year ended September 30, 2009 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$50,227,912	$ —	$ —	$50,227,912	$ —	$50,227,912
U.S. Government Money Market Fund	13,072,069	—	3,719	13,075,788	—	13,075,788
Tax-Free Money Market Fund	60,960	582	165,737	227,279	3,257,506	3,484,785

*Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)
Prime Money Market Fund	$170,978	$—	$—	$(172,009)	$(4,713,817)	$—	$—	$(4,714,848)
U.S. Government Money Market Fund	24,037	—	—	(20,320)	(18,765)	(13,842)	—	(28,890)
Tax Free Money Market Fund	—	21,587	50,212	—	—	—	—	71,799

As of September 30, 2010, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Prime Money Market Fund	$ 15,490	2014
	52,797	2015
	38,902	2016
	4,606,628	2017
U.S. Government Money Market Fund	18,765	2018

Capital loss carryforwards utilized in the current year were $27,903 for the Prime Money Market Fund.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The

60

NOTES TO FINANCIAL STATEMENTS

following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2011 and as such are included in current year earnings.

Deferred Post-October Losses
U.S. Government Money Market Fund	$13,842

7. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Prime Money Market Fund, U.S Government Money Market Fund and Tax-Free Money Market Fund (collectively the “Funds”), three of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the RBC Funds Trust referred to above, as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 23, 2010

62

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2010, the Tax-Free Money Market Fund declared tax-exempt distributions of $601,733.

For the year ended September 30, 2010, the Tax-Free Money Market Fund had net long term capital gain distributions of $51,126.

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2010, as U.S. Government Income as follows:

Prime Money Market Fund	9.65%
U.S. Government Money Market Fund	34.22%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2010, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

Prime Money Market Fund	88.39%
U.S. Government Money Market Fund	100.00%
Tax-Free Money Market Fund	100.00%

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2010, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

Tax-Free Money Market Fund	100.00%

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

63

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (69)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Ronald James (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (61)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

64

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc., Concorde Colleges; American Retirement Corp.

William B. Taylor (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)

Erik R. Preus (45)(4)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since March 2006)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Executive Officers(1)(2)(3)

Erik R. Preus (45)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc (2003-2004)

James A. Gallo (46)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

65

MANAGEMENT (Unaudited)

Executive Officers(1)(2)(3)

Kathleen A. Hegna (43)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009-present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (46)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust(2006-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (39)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (42)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (44)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since October 2009; Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(3)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(4)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

66

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/10-9/30/10	Annualized Expense Ratio During Period 4/1/10-9/30/10
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.90	$0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.40	1.35	0.27%
RBC Investor Class	1,000.00	1,000.10	1.75	0.35%
RBC Reserve Class	1,000.00	1,000.10	1.75	0.35%
RBC Select Class	1,000.00	1,000.10	1.75	0.35%

U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.60	0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	1.35	0.27%
RBC Investor Class	1,000.00	1,000.10	1.45	0.29%
RBC Reserve Class	1,000.00	1,000.10	1.45	0.29%
RBC Select Class	1,000.00	1,000.10	1.45	0.29%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.90	0.90	0.18%
RBC Institutional Class 2	1,000.00	1,000.40	1.40	0.28%
RBC Investor Class	1,000.00	1,000.10	1.70	0.34%
RBC Reserve Class	1,000.00	1,000.10	1.70	0.34%
RBC Select Class	1,000.00	1,000.10	1.70	0.34%

  *     Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

67

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10-9/30/10	Annualized Expense Ratio During Period 4/1/10-9/30/10
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.22	$0.86	0.17%
RBC Institutional Class 2	1,000.00	1,023.71	1.37	0.27%
RBC Investor Class	1,000.00	1,023.31	1.78	0.35%
RBC Reserve Class	1,000.00	1,023.31	1.78	0.35%
RBC Select Class	1,000.00	1,023.31	1.78	0.35%

U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.22	0.86	0.17%
RBC Institutional Class 2	1,000.00	1,023.71	1.37	0.27%
RBC Investor Class	1,000.00	1,023.61	1.47	0.29%
RBC Reserve Class	1,000.00	1,023.61	1.47	0.29%
RBC Select Class	1,000.00	1,023.61	1.47	0.29%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.17	0.91	0.18%
RBC Institutional Class 2	1,000.00	1,023.66	1.42	0.28%
RBC Investor Class	1,000.00	1,023.36	1.72	0.34%
RBC Reserve Class	1,000.00	1,023.36	1.72	0.34%
RBC Select Class	1,000.00	1,023.36	1.72	0.34%

  *     Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

68

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September, 2010, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (formerly named Voyageur Asset Management Inc.) (the “Advisor”) and reviewing the performance, fees and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the Advisor’s personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by two separate independent third-party consultants as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds (for both institutional and cash sweep cash management solutions). The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds, including distribution and servicing fees paid to the Adviser’s broker-dealer affiliate in connection with cash sweep services provided to holders of selected classes of shares. The Advisor had proposed to continue for an additional year the existing contractual fee waiver and expense limitation arrangements in order to limit operating expenses. Also, as in the previous year, the Advisor’s affiliated broker-dealer had voluntarily waived receipt of some distribution and service fees payable for cash sweep services for certain retail share classes in order to maintain a positive yield in the dramatically low interest rate environment.

Because of the difficulty associated with evaluating investment performance when other money market funds have differing fee and expense structures, the Trustees reviewed performance data before and after fees and expenses and observed that performance was favorable relative to peer funds. In considering the quality of the services performed for each Fund by the Advisor, the Trustees recognized the research capabilities and fundamental analysis performed by the firm, the portfolio management experience of the Advisor’s staff, the compliance structure and systems and the financial strength of the Advisor and its parent organization. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Funds. The Trustees also recognized and appreciated the strategic commitment that the Advisor and its parent organization were making to cash management products and the Funds, and the financial strength of the organization.

69

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements, as well as the expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

70

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71

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72

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2010.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.), Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-10

	RBC Funds
About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the “Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays Capital U.S. Securitized Index and the Barclays Capital U.S. Aggregate Bond Index which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents	Letter from the CIO	1
	Portfolio Managers	4
	Performance Summary	5
	Management Discussion and Analysis	6
	Schedule of Portfolio Investments	9
	Financial Statements
	- Statement of Assets and Liabilities	32
	- Statement of Operations	34
	- Statements of Changes in Net Assets	35
	- Statement of Cash Flows	36
	Financial Highlights	38
	Notes to Financial Statements	40
	Report of Independent Registered Public Accounting Firm	52
	Other Federal Income Tax Information	53
	Management	54
	Share Class Information	58
	Supplemental Information	59
	Approval of Investment Advisory Agreement	60

LETTER FROM THE CIO

Dear Shareholder:

RBC Funds enjoyed another solid year of providing financial solutions for our shareholders. We understand the important role the Access Capital Community Investment Fund plays in helping our shareholders meet their financial and social goals. It was less than two years ago that investors experienced a market crisis the likes of which we haven’t seen since the Great Depression. Through the recent downturn, the RBC Funds have continued to provide the stability and strength shareholders have come to expect and deserve.

From a financial perspective, I am pleased to report that the Fund continued to perform as expected during the final six months of our fiscal year as well as for the entire annual period. The Access Capital Community Investment Fund continues to have a positive impact in underserved communities by filling capital gaps. The Fund is concluding its twelfth year of providing returns to shareholders that include both an economic and a social benefit. The Fund invests in debt securities that support community development activities serving low and moderate income individuals and neighborhoods in the United States. The Fund’s investments promote home ownership, affordable rental housing, education, community health centers and small businesses. As of September 30, 2010, Fund shareholders called for community investments in 46 states and U.S. territories. The Fund purchased 611 mortgages for low and moderate income individuals, 820 units of affordable rental housing and provided 11 loans for small business development during the current fiscal year.

The Fund has also provided solid financial performance for our shareholders as reflected in the highest overall Lipper Leader ranking we can achieve for principal preservation and consistent returns. The Access Capital Community Investment Fund was designated a Lipper Leader in the Preservation category among 4,241 U.S. Fixed Income funds for the Overall period ending 9/30/2010.*The overall calculation is based on an equal-weighted average of percentile ranks for the Preservation metrics over the three-, five-, and ten- year periods.

One clear result emanating from the market volatility earlier this summer is that any potential in tightening in Federal Reserve monetary policy has been put on hold well into 2011, as the Fed will do everything in its power to avoid derailing a still fragile U.S. economic recovery. Not only has the timing of a potential Fed tightening been delayed, the terminal Fed Funds level priced into the market has been substantially lowered as well. In our view, one of the dangers of prolonging excessive accommodative monetary policy is the possibility it could reignite many of the same excessive risk taking practices that instigated the 2008 financial crisis. With the increasing probability for a new round of quantitative easing before the end of 2011, the Fed has effectively put a cap on potential policy tightening in the short term. We doubt that further quantitative easing, as currently considered, will have a large or sustainable impact on economic growth. In fact, little historical precedent exists that would indicate quantitative easing will prove successful. The policies of today enforce market behaviors that create the potential bubbles of tomorrow.
1

LETTER FROM THE CIO

While economic activity has shown some important signs of sustainable improvement, the prospects for a future double dip recession have increased during the past six months. That is not our current forecast, however. We believe the half-speed recovery will continue for the foreseeable future and the economy will continue to slowly grind ahead. The damage to the housing and labor markets combined with the painful de-leveraging process that is just getting underway will not allow the economy to return to a normal trend rate of growth. A firming housing market and significant improvements in job creation are necessary precursors before the economic outlook materially improves. We remain wary to judge the health prospects for the U.S. economy given the large amounts of existing and potential new stimulus that is working its way through the system. The most likely scenario for inflation is that it will remain well under control and that deflationary risks are more prevalent in the eyes of policy makers at present. We remain in an environment of sluggish below trend growth, unfavorable pressure on pricing and widespread lack of confidence in the future.

That said, a modest yet improving economic backdrop combined with strengthening corporate profitability and healthy balance sheets continues to support a strong technical bid for non-Treasury assets. The Fed is largely getting what it wants in this regard, forcing investors to take more risk and flee the safety of higher quality investments. Unfortunately, current fiscal and monetary policies have been largely unsuccessful at getting banks to take more risk with their loan portfolios. New financial reform legislation (Dodd-Frank) and new regulatory guidelines (Basel III) have made it difficult for private lending to materially improve as the banking system continues to deal with its own de-leveraging needs. With more clarity around how much capital banks will need to hold in the future, banks should, at least theoretically, be willing to put more excess capital to work at some point in the year ahead.

Within the bond market, the Treasury yield curve remains solidly anchored in the short end and we have seen a large flattening occur during the past several quarters as longer rates have moved substantively lower. Volatility has declined following the flash crash as important volatility indices have successfully moved back below their 365 day moving averages. That said, the potential for further risk flares and volatility should remain high as the market looks for economic clarity and we move toward 2011. The market’s quick rebound is indicative of the “Risk On/Risk Off” trading environment that typically accompanies a market lacking fundamental confidence.

Despite the uncertainty in the markets, several areas of the market where the Access Capital Community Investment Fund regularly deploys capital exhibit attractive risk and reward trade-offs. Agency backed mortgages have cheapened substantially following the conclusion of the first round of quantitative easing and our Community Reinvestment Act (CRA) specified pools appear fundamentally attractive versus high quality “AAA” rated alternatives. Prepayment fears have not allowed the agency mortgage market to participate in the large rally that has pushed Treasury prices so high and absolute yield levels so low. We believe there is a likelihood that underperformance will reverse itself in the year ahead as wider spreads revert closer back to their historical mean. In addition, despite the fundamental credit concerns facing public entities, municipal and government loan valuations present some of the more compelling opportunities for strong absolute and excess relative returns in the current fixed income market. In the months ahead, we expect large supply levels should present the Fund with an

2

LETTER FROM THE CIO
opportunity to finance high impact municipal debt and government loans on an opportunistic basis.

As always, we will remain steadfast in our goal of preservation of our shareholders’ assets while striving to provide the necessary income and social impact they expect. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

John M. Huber, CFA
Chief Investment Officer, Fixed Income RBC Funds
Past performance is not a guarantee of future results.
Lipper Leader scores are subject to change every month and are calculated for the following time periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile rank for each category metric over three-, five-, and ten-year periods. The top 20% of funds in each classification are rated 5 and are named Lipper Leaders, the next 20% are rated 4, the middle 20% are rated 3, the next 20% are rated 2, and the lowest 20% are rated 1. For the three-year period, the Access Capital Community Investment Fund received a Lipper Leader rating of 5 among 4241 Fixed Income funds. For the five-year period, the Fund received a Lipper Leader rating of 5 among 3624 funds. For the ten-year period, the Fund received a rating of 4 among 2515 funds. All ratings are as of September 30, 2010.	John Huber Chief Investment Officer Fixed Income

*Lipper ratings for preservation reflect a fund’s historical loss avoidance relative to other funds within the same asset class, as of 9/30/2010. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.

Each Lipper peer group represents a universe of Funds with similar investment objectives.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Lipper Leader © 2010, Reuters, All Rights Reserved

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

John M. Huber, CFA

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs RBC GAM (US)’s fixed income group. John joined RBC GAM (US) in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Senior Portfolio Manager

Brian Svendahl is a senior portfolio manager leading RBC GAM (US)’s Risk Management Team which monitors various risks within our fixed income products. Brian also has specific research responsibilities for government and agency loans including small business administration and U.S.D.A. programs. Brian joined RBC GAM (US) in 2005 from Wells Fargo Brokerage Services, where he served as senior vice president and risk manager. Prior to that, Brian’s experiences include developing VAR analysis and off balance sheet hedging strategies for Wells Fargo’s Treasury group. Brian has worked in the investment industry since 1992. Brian received a BS in Economics from the University of Minnesota. He also received a BBA in Finance and an MBA from the University of Minnesota, Carlson School of Management. Brian is a CFA charterholder and member of the CFA Society of Minnesota.

Todd Brux, CFA

Todd Brux, CFA

Managing Director, Senior Portfolio Manager

Todd Brux co-leads the Rates Research Team in RBC GAM (US)’s fixed income group. Todd has extensive fixed income industry experience and is currently responsible for researching Agency and whole-loan residential mortgage-backed securities as well as commercial mortgage- and asset-backed securities. He also has portfolio management responsibilities for our community investing, mortgage, and opportunistic high income mandates. Before joining RBC GAM (US) in 2004, Todd held senior positions at GMAC-RFC, and was previously a senior investment analyst at Galliard Capital Management. He began his career in the investment industry in 1994. Todd earned a BA in Economics from the University of Wisconsin-Madison. He is a CFA charterholder and a member of the CFA Society of Minnesota.

4

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2010
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Expense Ratio*

Class A (a) - Including Maximum Sales Charge of 3.75%	1.10%	4.94%	4.44%	4.79%	4.76%
- At Net Asset Value	5.02%	6.29%	5.25%	5.19%	5.09%	1.04%
Class I (b) - At Net Asset Value	5.28%	6.43%	5.40%	5.39%	5.37%	0.79%

Barclays Capital U. S. Securitized Index (c)	7.06%	7.21%	6.21%	6.21%	6.08%
Barclays Capital U. S. Aggregate Bond Index (c)	8.16%	7.42%	6.20%	6.41%	6.11%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index.

* The Fund’s expenses reflect the most recent year end (September 30, 2010).

							5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting the affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance

For the twelve-month period ending September 30, 2010, the Fund had a total return of 5.28% (Class I). That compares to a total return of 7.06% for the Barclays Capital U.S. Securitized Index and 8.16% for the Barclays Capital U.S. Aggregate Bond Index.

Factors That Made Positive Contributions

•    The Fund’s investment in CRA eligible agency mortgage pass through securities contributed positively to fund performance as they outperformed similar maturity Treasury debentures during the past twelve-months.

• The Fund’s investment in U.S. Agency secured obligations aided relative performance as FNMA and FHLMC DUS pools and USDA obligations performed as we would have hoped and anticipated.
• Security selection was also a positive contributor to relative performance during the past-year.
Factors That Detracted from Relative Returns	• The Fund cannot invest in non-AAA rated Commercial Mortgage Backed Securities (CMBS), and when AAA rated, would need to meet the community goals for the Fund.

•    The CMBS market returned over 23% in the trailing twelve-month period. As this sector can represent large components of our stated benchmarks, lack of exposure will cause the Fund to lag its benchmark during those periods. The past twelve-months reflect one of those periods.

•    Municipal credits underperformed risk-free Treasuries for the trailing twelve-month period. The Fund’s allocation to high impact municipal bonds detracted from relative returns for the period in question.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Current income and capital appreciation				Investment Objective Benchmark
Barclays Capital U.S. Securitized Index
Barclays Capital U.S. Aggregate Bond Index
				Asset Allocation (as of 9/30/10) (% of fund’s investments)
Fannie Mae Series 2004-T7, Class A, 5.12%, 7/25/41	2.23%	Fannie Mae (TBA), 3.52%, 12/2/30	1.42%	Top Ten Holdings (as of 9/30/10) (% of fund’s net assets)
Fannie Mae Pool #463212, 4.68%, 8/1/19	2.07%	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%, 12/1/27	1.32%
Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35	1.99%	Community Reinvestment Revenue Notes, 3.98%, 8/1/35	1.31%
Fannie Mae Pool #387590, 4.90%, 9/1/15	1.90%	Ginnie Mae Pool #713519, 6.00%, 7/1/39	1.00%
Fannie Mae Pool #465537, 4.20%, 6/1/40	1.51%	Fannie Mae Pool #663159, 5.00%, 7/1/32	0.96%
*A listing of all portfolio holdings can be found beginning on page 9.

				7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index do not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2010

Principal Amount		Value

Municipal Bonds — 3.39%
Arizona — 0.09%
$ 482,629	Phoenix & Pima County Industrial Development Authority Revenue, Series 2A, 5.45%, 3/1/39, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 9/1/16 @ 103	$515,911

California — 0.46%
390,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	413,451

975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	1,002,563

385,000	Camarillo California Community Development, Community Tax Allocation (Housing Set-Aside), Series A-T, 5.26%, 9/1/16, (Credit Support: AMBAC)	390,013

740,000	Sacramento County Housing Authority Revenue, Series B-1, 5.00%, 1/20/48, (Credit Support: Ginnie Mae), Callable 7/20/17 @ 102	743,604

		2,549,631

Guam — 0.03%
140,000	Guam Power Authority Revenue OID, Series A, 5.00%, 10/1/24, (Credit Support: AMBAC)	137,103

Massachusetts — 1.32%
6,790,000	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%, 12/1/27, (Credit Support: NATL-RE,IBC), Callable 6/1/17 @ 100	7,218,992

Mississippi — 0.02%
100,000	Mississippi Home Corp. Multi Family Revenue OID, 5.35%, 8/20/48, (Credit Support: Ginnie Mae, Fannie Mae), Callable 9/1/18 @ 105	104,091

New York — 0.75%
665,000	New York City Housing Development Corp. Revenue, Series A, 4.15%, 7/15/15, (Credit Support: Fannie Mae)	686,081

700,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	695,835

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	$1,004,550

1,620,000	Suffolk County Industrial Development Agency Revenue, 5.70%, 12/1/26, (LOC: Bank of New York), Callable 12/1/11 @ 102	1,712,923

		4,099,389

Ohio — 0.10%
560,000	Ohio Housing Finance Agency Refunding Revenue, 5.32%, 9/1/38, (Credit Support: Ginnie Mae, Fannie Mae), Callable 8/1/16 @ 100	570,410

Texas — 0.20%
1,085,000	Texas Department of Housing & Community Affairs Revenue, 5.13%, 12/1/38, (Credit Support: Fannie Mae)(a)	1,117,724

Utah — 0.42%
417,000	Utah Housing Corp. Multi Family Mortgage Revenue, 7.25%, 1/20/26, (Credit Support: Ginnie Mae), Callable 7/20/11 @ 102	430,778

105,000	Utah Housing Corp. Single Family Mortgage Revenue, Series B-2, Class 1, 4.33%, 1/1/18, Callable 1/1/17 @ 100	104,621

1,725,000	Utah Housing Corp. Single Family Mortgage Revenue, Series C-2, Class 1, 4.85%, 1/1/18, Callable 1/1/17 @ 100	1,761,673

		2,297,072

Total Municipal Bonds		18,610,323

(Cost $17,725,787)
Corporate Bonds — 0.53%
Diversified Financials — 0.53%
575,000	Atlantic Marine Corps Communities LLC 5.34%, 12/1/50 (Credit Support: MBIA)(b)	510,629
1,395,000	Fort Knox Military Housing Privatization Project 0.60%, 2/15/52 (Credit Support: AMBAC)(a)(b)(c)	965,249
2,000,000	Pacific Beacon LLC 0.93%, 7/15/51 (Credit Support: MBIA)(a)(b)(c)	1,421,469

Total Corporate Bonds		2,897,347

(Cost $3,863,373)
U.S. Government Agency Backed Mortgages — 104.09%
Fannie Mae — 77.15%
7,600,000	(TBA), 3.52%, 12/2/30	7,772,170

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$4,200,000	(TBA), 4.00%, 10/1/40	$4,316,811
2,780,000	(TBA), 4.00%, 9/24/40	2,857,317
26,016	Pool #253174, 7.25%, 12/1/29	29,541
135,658	Pool #253212, 7.50%, 1/1/30	154,796
39,906	Pool #253214, 7.00%, 1/1/15	42,748
112,460	Pool #257611, 5.50%, 5/1/38	121,332
52,352	Pool #257612, 5.00%, 5/1/38	56,397
391,160	Pool #257613, 5.50%, 6/1/38	420,070
288,748	Pool #257631, 6.00%, 7/1/38	316,780
453,874	Pool #257632, 5.50%, 7/1/38	485,150
295,065	Pool #257649, 5.50%, 7/1/38	317,976
92,329	Pool #257656, 6.00%, 8/1/38	102,503
459,848	Pool #257663, 5.50%, 8/1/38	495,796
641,746	Pool #257857, 6.00%, 12/1/37	695,341
189,548	Pool #257868, 6.50%, 11/1/37	208,478
188,598	Pool #257869, 5.50%, 12/1/37	204,419
474,313	Pool #257890, 5.50%, 2/1/38	511,142
2,197,661	Pool #257892, 5.50%, 2/1/38	2,349,101
599,055	Pool #257893, 6.00%, 2/1/38	646,837
137,896	Pool #257897, 5.50%, 2/1/38	150,593
230,270	Pool #257898, 6.00%, 2/1/38	251,342
100,300	Pool #257899, 5.00%, 2/1/38	106,576
107,605	Pool #257900, 5.00%, 1/1/38	115,508
123,860	Pool #257901, 5.50%, 2/1/38	133,391
55,343	Pool #257902, 6.00%, 2/1/38	61,434
293,551	Pool #257903, 5.50%, 2/1/38	315,063
204,797	Pool #257904, 6.00%, 2/1/38	223,504
88,830	Pool #257913, 5.50%, 1/1/38	95,222
129,607	Pool #257914, 6.00%, 1/1/38	141,326
114,772	Pool #257919, 6.00%, 2/1/38	125,371
217,606	Pool #257926, 5.50%, 3/1/38	234,497
162,838	Pool #257928, 6.00%, 3/1/38	176,830
303,873	Pool #257942, 5.50%, 4/1/38	327,468
105,498	Pool #257943, 6.00%, 4/1/38	115,725
99,712	Pool #257973, 5.00%, 5/1/38	105,946
591,435	Pool #257974, 5.50%, 4/1/38	632,190
85,283	Pool #257995, 6.00%, 7/1/38	93,554
73,552	Pool #258022, 5.50%, 5/1/34	79,976
99,443	Pool #258027, 5.00%, 5/1/34	105,495
27,119	Pool #258028, 5.00%, 5/1/34	29,163
116,755	Pool #258030, 5.00%, 5/1/34	123,620
75,321	Pool #258031, 5.00%, 5/1/34	80,558
48,498	Pool #258051, 5.00%, 5/1/34	51,870
378,401	Pool #258070, 5.00%, 6/1/34	400,950
165,450	Pool #258090, 5.00%, 6/1/34	174,884
171,604	Pool #258093, 5.50%, 6/1/34	184,369
50,249	Pool #258121, 5.50%, 6/1/34	54,657
255,199	Pool #258152, 5.50%, 8/1/34	277,900

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 459,827	Pool #258157, 5.00%, 8/1/34	$487,228
192,721	Pool #258163, 5.50%, 8/1/34	206,987
137,929	Pool #258166, 5.50%, 9/1/34	147,937
223,127	Pool #258171, 5.50%, 10/1/34	239,317
434,770	Pool #258173, 5.50%, 10/1/34	466,317
300,178	Pool #258180, 5.00%, 10/1/34	318,066
85,127	Pool #258185, 5.50%, 10/1/34	92,590
167,552	Pool #258186, 5.50%, 11/1/34	182,332
146,100	Pool #258187, 5.50%, 11/1/34	159,069
760,056	Pool #258188, 5.50%, 11/1/34	815,205
233,325	Pool #258198, 5.50%, 10/1/34	250,255
94,324	Pool #258199, 5.50%, 9/1/34	101,348
233,498	Pool #258203, 5.50%, 10/1/34	250,441
154,481	Pool #258210, 5.50%, 11/1/34	165,690
110,102	Pool #258221, 5.50%, 11/1/34	118,222
48,084	Pool #258222, 5.00%, 11/1/34	51,413
135,380	Pool #258224, 5.50%, 12/1/34	145,203
143,051	Pool #258225, 5.50%, 11/1/34	153,431
283,583	Pool #258236, 5.00%, 12/1/34	300,482
174,489	Pool #258237, 5.50%, 1/1/35	186,605
1,017,798	Pool #258238, 5.00%, 1/1/35	1,078,449
44,876	Pool #258245, 5.50%, 12/1/34	48,893
114,143	Pool #258249, 5.00%, 12/1/34	121,276
97,501	Pool #258250, 5.50%, 11/1/34	105,065
152,592	Pool #258251, 5.50%, 1/1/35	164,299
80,572	Pool #258252, 5.50%, 12/1/34	87,796
230,355	Pool #258254, 5.50%, 12/1/34	247,069
137,829	Pool #258258, 5.00%, 1/1/35	145,698
138,150	Pool #258301, 5.50%, 2/1/35	148,528
192,998	Pool #258302, 5.00%, 3/1/35	204,016
193,570	Pool #258303, 5.00%, 2/1/35	206,045
406,665	Pool #258305, 5.00%, 3/1/35	429,882
82,259	Pool #258312, 5.50%, 2/1/35	89,629
318,533	Pool #258324, 5.50%, 4/1/35	340,651
388,046	Pool #258333, 5.00%, 4/1/35	410,200
342,548	Pool #258336, 5.00%, 4/1/35	362,104
256,798	Pool #258339, 5.00%, 4/1/35	271,459
75,371	Pool #258340, 5.00%, 3/1/35	80,812
100,537	Pool #258342, 5.00%, 4/1/35	106,220
232,933	Pool #258346, 5.00%, 3/1/35	246,232
1,078,086	Pool #258347, 5.00%, 4/1/35	1,139,634
245,180	Pool #258388, 5.50%, 6/1/35	263,515
489,072	Pool #258392, 5.00%, 6/1/35	516,993
541,774	Pool #258393, 5.00%, 5/1/35	572,546
274,512	Pool #258394, 5.00%, 5/1/35	290,184
395,969	Pool #258395, 5.50%, 6/1/35	423,462
271,195	Pool #258402, 5.00%, 6/1/35	288,074
73,762	Pool #258403, 5.00%, 6/1/35	78,969

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 99,297	Pool #258404, 5.00%, 6/1/35	$104,814
85,608	Pool #258406, 5.50%, 5/1/35	93,148
49,565	Pool #258408, 5.00%, 5/1/34	52,773
200,972	Pool #258409, 5.00%, 5/1/35	213,616
57,380	Pool #258410, 5.00%, 4/1/35	61,429
118,776	Pool #258411, 5.50%, 5/1/35	129,091
157,245	Pool #258422, 5.00%, 6/1/35	166,222
164,109	Pool #258428, 5.00%, 7/1/35	173,478
90,752	Pool #258439, 5.50%, 6/1/35	98,588
401,305	Pool #258448, 5.00%, 8/1/35	424,215
403,482	Pool #258450, 5.50%, 8/1/35	431,498
55,575	Pool #258451, 5.50%, 7/1/35	60,509
160,808	Pool #258454, 5.50%, 7/1/35	171,973
336,900	Pool #258456, 5.00%, 8/1/35	356,133
560,483	Pool #258460, 5.00%, 8/1/35	592,481
162,769	Pool #258470, 5.00%, 7/1/35	172,062
97,333	Pool #258479, 5.50%, 7/1/35	104,941
339,897	Pool #258552, 5.00%, 11/1/35	359,302
59,470	Pool #258555, 5.00%, 10/1/35	63,641
112,283	Pool #258556, 5.50%, 11/1/35	120,686
123,580	Pool #258562, 5.50%, 11/1/35	134,704
113,339	Pool #258569, 5.00%, 10/1/35	120,316
996,024	Pool #258571, 5.50%, 11/1/35	1,065,182
160,262	Pool #258595, 5.50%, 12/1/35	171,426
116,492	Pool #258598, 5.00%, 12/1/35	124,009
100,699	Pool #258599, 5.50%, 1/1/36	108,638
262,513	Pool #258600, 6.00%, 1/1/36	285,178
111,248	Pool #258610, 5.50%, 8/1/35	120,270
788,744	Pool #258627, 5.50%, 2/1/36	847,454
146,924	Pool #258633, 5.50%, 12/1/35	159,734
389,019	Pool #258634, 5.50%, 2/1/36	421,836
536,351	Pool #258644, 5.50%, 2/1/36	574,430
96,632	Pool #258650, 5.50%, 1/1/36	105,355
671,281	Pool #258658, 5.50%, 3/1/36	718,940
196,602	Pool #258721, 5.50%, 4/1/36	213,392
147,394	Pool #258736, 5.00%, 3/1/36	156,465
138,218	Pool #258737, 5.50%, 12/1/35	150,282
89,021	Pool #258763, 6.00%, 5/1/36	96,813
228,744	Pool #258767, 6.00%, 6/1/36	248,212
221,638	Pool #258779, 6.00%, 5/1/36	240,563
53,526	Pool #259004, 8.00%, 2/1/30	62,031
37,067	Pool #259011, 8.00%, 3/1/30	42,957
63,419	Pool #259030, 8.00%, 4/1/30	73,496
4,979	Pool #259178, 6.50%, 3/1/31	5,565
215,514	Pool #259181, 6.50%, 3/1/31	240,876
113,362	Pool #259187, 6.50%, 4/1/31	126,703
90,706	Pool #259190, 6.50%, 4/1/31	101,380
165,499	Pool #259191, 6.50%, 4/1/31	184,975

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$143,075	Pool #259201, 6.50%, 4/1/31	$159,912
36,443	Pool #259213, 6.50%, 5/1/31	40,754
39,342	Pool #259284, 6.50%, 8/1/31	43,972
44,657	Pool #259306, 6.50%, 9/1/31	49,912
86,767	Pool #259309, 6.50%, 10/1/31	96,978
218,601	Pool #259316, 6.50%, 11/1/31	244,327
174,532	Pool #259327, 6.00%, 11/1/31	192,161
119,906	Pool #259369, 6.00%, 1/1/32	132,018
79,463	Pool #259372, 6.00%, 1/1/32	87,489
77,404	Pool #259376, 6.00%, 1/1/32	85,077
39,830	Pool #259378, 6.00%, 12/1/31	43,854
88,088	Pool #259391, 6.00%, 1/1/32	96,986
97,127	Pool #259392, 6.50%, 1/1/32	108,375
111,912	Pool #259393, 6.00%, 1/1/32	123,006
144,115	Pool #259397, 6.00%, 2/1/32	158,402
52,954	Pool #259398, 6.50%, 2/1/32	59,086
84,571	Pool #259440, 6.50%, 4/1/32	94,365
97,900	Pool #259560, 6.00%, 9/1/32	107,606
131,533	Pool #259590, 5.50%, 11/1/32	141,406
44,621	Pool #259599, 6.00%, 10/1/32	49,045
101,492	Pool #259607, 5.50%, 11/1/32	109,110
65,539	Pool #259610, 5.50%, 11/1/32	70,458
281,523	Pool #259611, 5.50%, 11/1/32	302,653
80,137	Pool #259612, 5.50%, 11/1/32	86,152
223,284	Pool #259614, 6.00%, 11/1/32	245,420
113,109	Pool #259623, 5.50%, 12/1/32	121,599
100,135	Pool #259634, 5.50%, 12/1/32	107,651
74,741	Pool #259655, 5.50%, 2/1/33	80,304
377,118	Pool #259659, 5.50%, 2/1/33	405,189
168,818	Pool #259667, 5.50%, 2/1/33	181,384
41,432	Pool #259671, 5.50%, 2/1/33	44,516
174,298	Pool #259686, 5.50%, 3/1/33	187,272
50,773	Pool #259722, 5.00%, 5/1/33	53,910
152,322	Pool #259723, 5.00%, 5/1/33	161,732
61,998	Pool #259724, 5.00%, 5/1/33	65,800
360,897	Pool #259725, 5.00%, 5/1/33	383,192
77,972	Pool #259726, 5.00%, 5/1/33	82,789
216,374	Pool #259728, 5.00%, 6/1/33	229,742
133,462	Pool #259729, 5.00%, 6/1/33	141,707
170,763	Pool #259731, 5.00%, 6/1/33	181,313
140,655	Pool #259733, 5.50%, 6/1/33	151,124
81,551	Pool #259734, 5.50%, 5/1/33	87,621
374,922	Pool #259748, 5.00%, 6/1/33	398,084
210,436	Pool #259753, 5.00%, 7/1/33	223,436
80,358	Pool #259757, 5.00%, 6/1/33	85,322
557,130	Pool #259761, 5.00%, 6/1/33	591,548
290,438	Pool #259764, 5.00%, 7/1/33	308,381
127,640	Pool #259765, 5.00%, 7/1/33	135,525

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 193,302	Pool #259776, 5.00%, 6/1/33	$205,244
153,063	Pool #259777, 5.00%, 7/1/33	162,519
170,863	Pool #259779, 5.00%, 7/1/33	181,419
113,253	Pool #259780, 5.00%, 7/1/33	120,250
103,263	Pool #259781, 5.00%, 7/1/33	109,642
111,299	Pool #259782, 5.00%, 7/1/33	118,175
63,154	Pool #259789, 5.00%, 7/1/33	67,056
116,148	Pool #259807, 5.00%, 8/1/33	123,324
151,095	Pool #259809, 5.00%, 8/1/33	160,429
669,329	Pool #259816, 5.00%, 8/1/33	710,679
35,066	Pool #259819, 5.00%, 8/1/33	37,232
91,149	Pool #259820, 5.00%, 8/1/33	96,780
252,815	Pool #259821, 5.00%, 7/1/33	268,433
459,006	Pool #259830, 5.00%, 8/1/33	487,363
509,135	Pool #259848, 5.00%, 9/1/33	540,589
135,739	Pool #259862, 5.50%, 9/1/33	145,842
89,716	Pool #259867, 5.50%, 10/1/33	96,394
284,295	Pool #259869, 5.50%, 10/1/33	305,456
100,932	Pool #259872, 5.50%, 11/1/33	108,445
117,548	Pool #259873, 5.50%, 10/1/33	126,298
146,603	Pool #259875, 5.50%, 10/1/33	157,515
87,129	Pool #259876, 5.50%, 10/1/33	93,615
219,909	Pool #259879, 5.50%, 10/1/33	236,278
130,141	Pool #259884, 5.50%, 11/1/33	139,828
40,849	Pool #259904, 5.50%, 11/1/33	43,889
316,247	Pool #259906, 5.50%, 11/1/33	339,787
122,978	Pool #259908, 5.50%, 11/1/33	132,131
143,936	Pool #259926, 5.50%, 12/1/33	154,717
63,189	Pool #259928, 5.50%, 12/1/33	68,727
308,801	Pool #259930, 5.00%, 11/1/33	327,878
96,388	Pool #259936, 5.50%, 11/1/33	103,563
226,250	Pool #259938, 5.50%, 12/1/33	243,091
20,512	Pool #259939, 5.50%, 11/1/33	22,039
130,186	Pool #259944, 5.50%, 1/1/34	139,633
107,556	Pool #259946, 5.50%, 12/1/33	115,606
190,852	Pool #259961, 5.50%, 3/1/34	204,700
220,989	Pool #259976, 5.00%, 3/1/34	233,905
143,579	Pool #259977, 5.00%, 3/1/34	152,135
47,977	Pool #259998, 5.00%, 3/1/34	51,342
736,295	Pool #380307, 6.53%, 6/1/16	803,145
624,597	Pool #381985, 7.97%, 9/1/17	724,070
560,390	Pool #382373, 7.58%, 5/1/18	653,870
606,355	Pool #383765, 6.70%, 6/1/19	691,877
1,097,485	Pool #383783, 6.38%, 5/1/11	1,106,687
2,378,137	Pool #386602, 4.66%, 10/1/13	2,564,496
4,627,716	Pool #386608, 5.37%, 11/1/21	5,106,903
2,688,214	Pool #386641, 5.80%, 12/1/33	2,995,458
708,859	Pool #386674, 5.51%, 11/1/21	783,921

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 3,620,241	Pool #387374, 5.60%, 5/1/23	$4,050,240
895,065	Pool #387446, 5.22%, 6/1/20	1,001,858
923,926	Pool #387472, 4.89%, 6/1/15	1,027,494
9,328,850	Pool #387590, 4.90%, 9/1/15	10,404,748
642,114	Pool #462834, 4.70%, 2/1/17(c)	712,567
10,371,258	Pool #463212, 4.68%, 8/1/19(c)	11,376,415
7,706,102	Pool #465537, 4.20%, 7/1/20	8,270,014
760,000	Pool #465946, 3.61%, 9/1/20	780,921
261,712	Pool #557295, 7.00%, 12/1/29	296,669
35,307	Pool #575886, 7.50%, 1/1/31	40,312
98,249	Pool #576445, 6.00%, 1/1/31	108,173
42,804	Pool #576520, 5.50%, 3/1/16	46,096
55,149	Pool #577906, 6.50%, 4/1/31	61,639
236,497	Pool #579402, 6.50%, 4/1/31	264,476
288,800	Pool #583728, 6.50%, 6/1/31	322,787
231,099	Pool #585148, 6.50%, 7/1/31	258,296
72,474	Pool #590931, 6.50%, 7/1/31	81,048
82,018	Pool #590932, 6.50%, 7/1/31	91,670
60,771	Pool #591063, 6.50%, 7/1/31	67,923
299,273	Pool #601865, 6.50%, 4/1/31	335,241
160,459	Pool #601868, 6.00%, 7/1/29	177,068
270,582	Pool #607611, 6.50%, 11/1/31	302,425
131,793	Pool #613125, 6.50%, 10/1/31	147,303
92,379	Pool #624103, 6.00%, 2/1/32	101,711
500,670	Pool #634271, 6.50%, 5/1/32	558,651
229,638	Pool #640146, 5.00%, 12/1/17	245,080
156,228	Pool #644232, 6.50%, 6/1/32	174,614
122,094	Pool #644432, 6.50%, 7/1/32	136,234
53,204	Pool #644437, 6.50%, 6/1/32	59,365
229,011	Pool #647461, 6.00%, 6/1/32	251,715
121,163	Pool #657250, 6.00%, 10/1/32	133,175
4,942,430	Pool #663159, 5.00%, 7/1/32	5,240,659
106,129	Pool #666206, 5.50%, 9/1/32	114,095
199,191	Pool #670278, 5.50%, 11/1/32	214,142
251,317	Pool #676702, 5.50%, 11/1/32	270,181
64,996	Pool #677591, 5.50%, 12/1/32	69,875
304,741	Pool #681819, 5.50%, 1/1/33	327,424
910,632	Pool #681883, 6.00%, 3/1/33	998,633
358,966	Pool #683087, 5.00%, 1/1/18	383,104
332,830	Pool #684570, 5.00%, 12/1/32	352,913
248,728	Pool #684644, 4.50%, 6/1/18	264,190
446,884	Pool #686542, 5.50%, 3/1/33	480,427
132,845	Pool #686544, 5.50%, 2/1/33	142,817
389,703	Pool #686565, 5.50%, 4/1/33	418,711
385,457	Pool #689034, 5.00%, 5/1/33	409,270
246,356	Pool #689667, 5.50%, 4/1/33	264,847
323,688	Pool #695960, 5.00%, 1/1/33	343,219
753,096	Pool #695961, 5.50%, 1/1/33	809,623

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 232,196	Pool #695962, 6.00%, 11/1/32	$255,216
726,554	Pool #696407, 5.50%, 4/1/33	780,635
2,173,134	Pool #702478, 5.50%, 6/1/33	2,334,889
750,722	Pool #702479, 5.00%, 6/1/33	797,101
470,237	Pool #703210, 5.50%, 9/1/32	505,533
221,564	Pool #705576, 5.50%, 5/1/33	238,056
1,193,916	Pool #720025, 5.00%, 8/1/33	1,267,674
1,293,849	Pool #723066, 5.00%, 4/1/33	1,373,780
564,512	Pool #723067, 5.50%, 5/1/33	606,531
787,928	Pool #723068, 4.50%, 5/1/33	825,363
632,532	Pool #723070, 4.50%, 5/1/33	666,142
834,943	Pool #723328, 5.00%, 9/1/33	886,525
767,093	Pool #727311, 4.50%, 9/1/33	807,853
2,877,449	Pool #727312, 5.00%, 9/1/33	3,055,212
514,805	Pool #727315, 6.00%, 10/1/33	564,555
1,258,988	Pool #738589, 5.00%, 9/1/33	1,336,766
436,227	Pool #738683, 5.00%, 9/1/33	463,176
1,012,037	Pool #739269, 5.00%, 9/1/33	1,074,558
441,983	Pool #743595, 5.50%, 10/1/33	474,882
306,033	Pool #748041, 4.50%, 10/1/33	322,294
967,438	Pool #749891, 5.00%, 9/1/33	1,027,205
684,331	Pool #749897, 4.50%, 9/1/33	720,693
408,240	Pool #750984, 5.00%, 12/1/18	435,691
393,873	Pool #751008, 5.00%, 12/1/18	420,359
640,770	Pool #753533, 5.00%, 11/1/33	680,355
201,283	Pool #755679, 6.00%, 1/1/34	220,544
269,592	Pool #755745, 5.00%, 1/1/34	285,665
332,781	Pool #755746, 5.50%, 12/1/33	357,552
441,972	Pool #763551, 5.50%, 3/1/34	474,041
1,205,897	Pool #763820, 5.50%, 1/1/34	1,293,396
574,129	Pool #763824, 5.00%, 3/1/34	609,261
496,513	Pool #765216, 5.00%, 1/1/19	530,210
629,360	Pool #765217, 4.50%, 1/1/19	668,485
462,887	Pool #765306, 5.00%, 2/1/19	494,303
127,624	Pool #770099, 5.50%, 2/1/34	136,885
215,486	Pool #773084, 4.50%, 3/1/19	228,882
394,149	Pool #773091, 4.00%, 3/1/19	417,446
243,107	Pool #773096, 4.50%, 3/1/19	258,219
638,751	Pool #773175, 5.00%, 5/1/34	676,815
579,754	Pool #773476, 5.50%, 7/1/19	626,878
629,295	Pool #773547, 5.00%, 5/1/34	666,795
677,313	Pool #773553, 5.00%, 4/1/34	717,675
1,098,914	Pool #773568, 5.50%, 5/1/34	1,178,650
473,431	Pool #773575, 6.00%, 7/1/34	516,815
490,225	Pool #776849, 5.00%, 11/1/34	519,438
864,780	Pool #776850, 5.50%, 11/1/34	927,528
387,793	Pool #776851, 6.00%, 10/1/34	423,329
854,364	Pool #777444, 5.50%, 5/1/34	916,356

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$2,830,808	Pool #777621, 5.00%, 2/1/34	$3,005,690
465,168	Pool #781437, 6.00%, 8/1/34	507,795
534,368	Pool #781741, 6.00%, 9/1/34	583,337
516,786	Pool #781907, 5.00%, 2/1/21	551,850
917,313	Pool #781954, 5.00%, 6/1/34	971,976
793,735	Pool #781959, 5.50%, 6/1/34	851,328
664,614	Pool #781960, 5.50%, 6/1/34	712,838
736,059	Pool #783893, 5.50%, 12/1/34	789,467
649,187	Pool #783929, 5.50%, 10/1/34	696,292
201,766	Pool #788329, 6.50%, 8/1/34	225,144
180,043	Pool #790282, 6.00%, 7/1/34	196,541
390,713	Pool #797623, 5.00%, 7/1/35	413,019
171,469	Pool #797626, 5.50%, 7/1/35	183,375
203,147	Pool #797627, 5.00%, 7/1/35	214,745
139,581	Pool #797674, 5.50%, 9/1/35	149,812
829,907	Pool #798725, 5.50%, 11/1/34	890,125
459,160	Pool #799547, 5.50%, 9/1/34	493,640
214,652	Pool #799548, 6.00%, 9/1/34	235,201
3,326,843	Pool #806754, 4.50%, 9/1/34	3,499,459
856,614	Pool #806757, 6.00%, 9/1/34	935,112
4,435,702	Pool #806761, 5.50%, 9/1/34	4,757,553
494,333	Pool #808185, 5.50%, 3/1/35	528,657
893,086	Pool #808205, 5.00%, 1/1/35	944,073
86,962	Pool #813941, 4.50%, 11/1/20	92,177
104,166	Pool #813942, 5.00%, 11/1/20	111,105
1,756,823	Pool #815009, 5.00%, 4/1/35	1,857,121
1,175,647	Pool #817641, 5.00%, 11/1/35	1,244,659
1,078,355	Pool #820334, 5.00%, 9/1/35	1,139,919
871,366	Pool #820335, 5.00%, 9/1/35	921,113
711,900	Pool #820336, 5.00%, 9/1/35	753,841
603,008	Pool #822008, 5.00%, 5/1/35	637,434
1,750,014	Pool #829005, 5.00%, 8/1/35	1,849,923
220,651	Pool #829006, 5.50%, 9/1/35	235,971
324,624	Pool #829007, 4.50%, 8/1/35	340,960
184,693	Pool #829117, 5.50%, 9/1/35	201,295
88,298	Pool #829118, 5.50%, 9/1/35	96,137
824,836	Pool #829274, 5.00%, 8/1/35	871,926
1,306,373	Pool #829275, 5.00%, 8/1/35	1,380,954
1,292,478	Pool #829276, 5.00%, 8/1/35	1,366,267
772,125	Pool #829277, 5.00%, 8/1/35	816,206
211,338	Pool #829356, 5.00%, 9/1/35	224,364
1,561,826	Pool #829649, 5.50%, 3/1/35	1,675,151
1,123,783	Pool #835287, 5.00%, 8/1/35	1,187,941
258,607	Pool #843586, 5.50%, 11/1/35	276,563
270,690	Pool #843587, 6.00%, 12/1/35	294,057
3,639,003	Pool #844361, 5.50%, 11/1/35	3,891,674
971,943	Pool #845245, 5.50%, 11/1/35	1,039,429
1,666,117	Pool #866969, 6.00%, 2/1/36	1,799,532

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 357,393	Pool #867569, 6.00%, 2/1/36	$386,012
358,868	Pool #867574, 5.50%, 2/1/36	384,543
647,951	Pool #868788, 6.00%, 3/1/36	699,835
417,559	Pool #868849, 6.00%, 4/1/36	450,995
584,150	Pool #870599, 6.00%, 6/1/36	634,244
475,925	Pool #870684, 6.00%, 7/1/36	514,035
754,328	Pool #871072, 5.50%, 2/1/37	806,309
761,919	Pool #873819, 6.39%, 8/1/24	873,938
3,243,245	Pool #874900, 5.45%, 10/1/17	3,685,344
449,445	Pool #881425, 6.00%, 7/1/36	485,434
853,456	Pool #882044, 6.00%, 5/1/36	927,131
536,246	Pool #883589, 6.00%, 4/1/36	579,187
730,538	Pool #884693, 5.50%, 4/1/36	778,751
2,810,951	Pool #885724, 5.50%, 6/1/36	2,996,465
529,639	Pool #899800, 6.00%, 8/1/37	569,898
298,988	Pool #901412, 6.00%, 8/1/36	322,930
576,340	Pool #905438, 6.00%, 11/1/36	622,490
683,711	Pool #907646, 6.00%, 1/1/37	741,878
573,307	Pool #908671, 6.00%, 1/1/37	619,215
1,280,209	Pool #908672, 5.50%, 1/1/37	1,364,699
1,007,864	Pool #911730, 5.50%, 12/1/21	1,085,849
752,002	Pool #919368, 5.50%, 4/1/37	807,532
1,204,737	Pool #922582, 6.00%, 12/1/36	1,301,207
2,822,213	Pool #934941, 5.00%, 8/1/39	2,986,862
1,133,965	Pool #934942, 5.00%, 9/1/39	1,194,451
1,367,258	Pool #941204, 5.50%, 6/1/37	1,469,441
1,026,985	Pool #941205, 5.00%, 5/1/37	1,088,826
776,690	Pool #941206, 5.50%, 5/1/37	830,211
431,387	Pool #941487, 6.00%, 8/1/37	469,708
692,025	Pool #943394, 5.50%, 6/1/37	742,719
1,485,011	Pool #944502, 6.00%, 6/1/37	1,603,924
290,739	Pool #945853, 6.00%, 7/1/37	316,194
731,512	Pool #948600, 6.00%, 8/1/37	790,774
925,499	Pool #948672, 5.50%, 8/1/37	984,647
1,622,206	Pool #952598, 6.00%, 7/1/37	1,767,851
841,103	Pool #952623, 6.00%, 8/1/37	905,038
1,915,962	Pool #952632, 6.00%, 7/1/37	2,071,180
440,673	Pool #952649, 6.00%, 7/1/37	478,164
1,310,110	Pool #952659, 6.00%, 8/1/37	1,415,017
807,818	Pool #952665, 6.00%, 8/1/37	874,262
721,830	Pool #952678, 6.50%, 8/1/37	788,506
294,039	Pool #952693, 6.50%, 8/1/37	321,200
775,146	Pool #956050, 6.00%, 12/1/37	834,068
2,625,473	Pool #957324, 5.43%, 5/1/18(c)	2,984,199
393,640	Pool #958502, 5.07%, 1/1/39(c)	446,408
701,360	Pool #959093, 5.50%, 11/1/37	753,197
679,500	Pool #960919, 5.00%, 2/1/38	719,211
524,126	Pool #965239, 5.84%, 9/1/38	563,998

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 193,465	Pool #972648, 5.50%, 2/1/38	$206,797
1,119,668	Pool #975137, 5.00%, 5/1/38	1,179,504
805,870	Pool #975769, 5.50%, 3/1/38	857,373
927,215	Pool #982656, 5.50%, 6/1/38	991,109
944,355	Pool #982898, 5.00%, 5/1/38	994,822
973,389	Pool #983033, 5.00%, 5/1/38	1,030,274
1,146,477	Pool #984842, 5.50%, 6/1/38	1,219,748
826,703	Pool #986230, 5.00%, 7/1/38	876,483
637,456	Pool #986233, 5.00%, 6/1/38	674,709
551,269	Pool #986239, 6.00%, 7/1/38	600,049
1,213,334	Pool #986957, 5.50%, 7/1/38	1,290,877
994,519	Pool #986958, 5.50%, 7/1/38	1,062,423
381,539	Pool #986985, 5.00%, 7/1/23	405,316
1,452,053	Pool #990510, 5.50%, 8/1/38	1,544,853
1,037,518	Pool #990511, 6.00%, 8/1/38	1,115,085
858,497	Pool #990617, 5.50%, 9/1/38	913,363
318,446	Pool #AA0525, 5.50%, 12/1/38	341,982
2,226,712	Pool #AA0526, 5.00%, 12/1/38	2,362,409
4,620,934	Pool #AA0527, 5.50%, 12/1/38	4,950,911
1,000,238	Pool #AA0643, 4.00%, 3/1/39	1,029,474
1,187,947	Pool #AA0644, 4.50%, 3/1/39	1,239,191
1,204,654	Pool #AA0645, 4.50%, 3/1/39	1,262,801
1,357,252	Pool #AA0814, 5.50%, 12/1/38	1,454,173
1,029,793	Pool #AA2243, 4.50%, 5/1/39	1,082,142
1,943,252	Pool #AA3142, 4.50%, 3/1/39	2,040,740
1,084,315	Pool #AA3143, 4.00%, 3/1/39	1,115,840
1,311,496	Pool #AA3206, 4.00%, 4/1/39	1,356,183
1,175,098	Pool #AA3207, 4.50%, 3/1/39	1,231,111
1,012,889	Pool #AA4468, 4.00%, 4/1/39	1,047,401
1,052,382	Pool #AA7042, 4.50%, 6/1/39	1,102,546
985,994	Pool #AA7658, 4.00%, 6/1/39	1,020,973
1,585,195	Pool #AA7659, 4.50%, 6/1/39	1,669,700
982,422	Pool #AA7741, 4.50%, 6/1/24	1,034,131
940,934	Pool #AA8455, 4.50%, 6/1/39	991,065
2,330,030	Pool #AC1463, 5.00%, 8/1/39	2,454,315
1,083,629	Pool #AC1464, 5.00%, 8/1/39	1,146,849
2,227,107	Pool #AC2109, 4.50%, 7/1/39	2,323,175
1,019,513	Pool #AC4394, 5.00%, 9/1/39	1,073,894
1,323,884	Pool #AC4395, 5.00%, 9/1/39	1,394,501
1,033,574	Pool #AC5328, 5.00%, 11/1/39	1,088,706
1,756,146	Pool #AC5329, 5.00%, 11/1/39	1,858,601
1,598,465	Pool #AC6304, 5.00%, 12/1/39	1,691,721
1,088,664	Pool #AC6305, 5.00%, 11/1/39	1,150,775
2,260,414	Pool #AC6307, 5.00%, 12/1/39	2,392,288
1,175,616	Pool #AC6790, 5.00%, 12/1/39	1,238,325
4,837,033	Pool #AC7199, 5.00%, 12/1/39	5,119,228
3,008,159	Pool #AD1470, 5.00%, 2/1/39	3,183,658
2,923,593	Pool #AD1471, 4.50%, 2/1/39	3,062,496

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$3,392,585	Pool #AD1560, 5.00%, 3/1/40	$3,590,512
4,038,558	Pool #AD1585, 4.50%, 2/1/40	4,230,434
1,497,253	Pool #AD1586, 5.00%, 2/1/40	1,584,604
1,039,273	Pool #AD1638, 4.50%, 2/1/40	1,083,453
1,830,688	Pool #AD1640, 4.50%, 3/1/40	1,917,665
3,430,195	Pool #AD1942, 4.50%, 1/1/40	3,593,166
1,282,740	Pool #AD1943, 5.00%, 1/1/40	1,357,576
4,910,409	Pool #AD1988, 4.50%, 2/1/40	5,143,708
1,205,017	Pool #AD2896, 5.00%, 3/1/40	1,269,294
3,467,360	Pool #AD4456, 4.50%, 4/16/40	3,632,098
1,132,943	Pool #AD4457, 4.50%, 4/1/40	1,186,770
2,829,354	Pool #AD4458, 4.50%, 4/1/40	2,949,633
1,192,841	Pool #AD4940, 4.50%, 6/15/39	1,243,550
1,143,816	Pool #AD4946, 4.50%, 6/1/40	1,192,441
1,453,522	Pool #AD5728, 5.00%, 4/1/40	1,540,932
1,709,787	Pool #AD7239, 4.50%, 7/1/40	1,791,020
1,562,481	Pool #AD7242, 4.50%, 7/1/40	1,636,716
1,359,079	Pool #AD7256, 4.50%, 6/1/40	1,416,854
3,752,860	Pool #AD7271, 4.50%, 7/1/40	3,931,162
1,622,559	Pool #AD7272, 4.50%, 7/1/40	1,691,535
1,554,904	Pool #AD8960, 5.00%, 6/1/40	1,637,845
2,653,873	Pool #AD9613, 4.50%, 7/2/40	2,779,961
2,748,583	Pool #AD9614, 4.50%, 7/1/40	2,865,428
1,411,320	Pool #AE2011, 4.00%, 8/1/40	1,459,408
3,712,378	Pool #AE2012, 4.00%, 8/1/40	3,820,309
1,845,738	Pool #AE2023, 4.00%, 8/1/40	1,899,400
1,083,252	Pool #AE5806, 4.50%, 9/1/40	1,129,302
779,863	Pool #MC0007, 5.50%, 12/1/38	833,603
128,882	Pool #MC0013, 5.50%, 12/1/38	140,690
130,975	Pool #MC0014, 5.50%, 12/1/38	141,134
69,727	Pool #MC0015, 6.00%, 11/1/38	77,032
84,499	Pool #MC0016, 5.50%, 11/1/38	91,475
572,361	Pool #MC0038, 4.50%, 3/1/39	599,555
149,096	Pool #MC0046, 4.00%, 4/1/39	154,575
300,602	Pool #MC0047, 4.50%, 4/1/39	314,931
59,006	Pool #MC0059, 4.00%, 4/1/39	61,378
411,945	Pool #MC0081, 4.00%, 5/1/39	425,981
526,580	Pool #MC0082, 4.50%, 5/1/39	551,598
520,088	Pool #MC0111, 4.00%, 6/1/39	537,809
333,097	Pool #MC0112, 4.50%, 6/1/39	351,091
405,724	Pool #MC0127, 4.50%, 7/1/39	425,001
80,046	Pool #MC0135, 4.50%, 7/1/39	83,849
1,418,912	Pool #MC0137, 4.50%, 7/1/39	1,486,326
2,036,313	Pool #MC0154, 4.50%, 8/1/39	2,133,060
106,409	Pool #MC0155, 5.00%, 8/1/39	112,617
664,919	Pool #MC0160, 4.50%, 8/1/39	696,510
1,910,470	Pool #MC0171, 4.50%, 9/1/39	2,001,238
626,488	Pool #MC0177, 4.50%, 9/1/39	657,819

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 673,346	Pool #MC0270, 4.50%, 4/1/40	$705,337
992,032	Pool #MC0325, 4.50%, 7/1/40	1,039,165
250,157	Pool #MC3344, 5.00%, 12/1/38	264,776
10,787,105	Series 2004-T7, Class A, 5.12%, 7/25/41	12,251,319

		423,055,077

Freddie Mac — 19.02%
252,508	Pool #A10124, 5.00%, 6/1/33	267,555
351,519	Pool #A10548, 5.00%, 6/1/33	372,467
1,347,066	Pool #A12237, 5.00%, 8/1/33	1,427,338
453,055	Pool #A12969, 4.50%, 8/1/33	476,633
213,915	Pool #A12985, 5.00%, 8/1/33	226,662
548,933	Pool #A12986, 5.00%, 8/1/33	581,644
690,058	Pool #A14028, 4.50%, 9/1/33	725,970
1,167,807	Pool #A14325, 5.00%, 9/1/33	1,237,397
176,916	Pool #A15268, 6.00%, 10/1/33	193,875
1,078,892	Pool #A15579, 5.50%, 11/1/33	1,157,867
578,490	Pool #A17393, 5.50%, 12/1/33	620,835
570,998	Pool #A17397, 5.50%, 1/1/34	611,546
492,369	Pool #A18617, 5.50%, 1/1/34	527,334
542,557	Pool #A19019, 5.50%, 2/1/34	581,085
256,216	Pool #A19362, 5.50%, 2/1/34	274,410
483,718	Pool #A20069, 5.00%, 3/1/34	512,747
1,082,436	Pool #A20070, 5.50%, 3/1/34	1,159,303
1,304,555	Pool #A20540, 5.50%, 4/1/34	1,397,195
237,119	Pool #A20541, 5.50%, 4/1/34	253,958
640,524	Pool #A21679, 5.50%, 4/1/34	686,009
877,583	Pool #A21681, 5.00%, 4/1/34	928,508
616,873	Pool #A23192, 5.00%, 5/1/34	652,669
1,984,993	Pool #A25310, 5.00%, 6/1/34	2,100,178
423,572	Pool #A25311, 5.00%, 6/1/34	448,151
581,243	Pool #A25600, 5.50%, 8/1/34	622,519
88,004	Pool #A26270, 6.00%, 8/1/34	96,209
52,441	Pool #A26386, 6.00%, 9/1/34	58,003
634,577	Pool #A26395, 6.00%, 9/1/34	691,836
533,697	Pool #A26396, 5.50%, 9/1/34	571,597
1,435,760	Pool #A28241, 5.50%, 10/1/34	1,537,717
647,904	Pool #A30055, 5.00%, 11/1/34	685,501
647,148	Pool #A30591, 6.00%, 12/1/34	705,541
636,738	Pool #A31135, 5.50%, 12/1/34	681,955
352,568	Pool #A32976, 5.50%, 8/1/35	376,393
963,316	Pool #A33167, 5.00%, 1/1/35	1,019,216
1,834,737	Pool #A34999, 5.50%, 4/1/35	1,958,721
607,172	Pool #A35628, 5.50%, 6/1/35	648,202
1,261,993	Pool #A37185, 5.00%, 9/1/35	1,333,647
1,637,870	Pool #A38830, 5.00%, 5/1/35	1,730,866
448,853	Pool #A39561, 5.50%, 11/1/35	479,184
1,614,273	Pool #A40538, 5.00%, 12/1/35	1,705,928

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 249,338	Pool #A41442, 5.50%, 12/1/35	$266,187
957,282	Pool #A42095, 5.50%, 1/1/36	1,021,971
1,344,403	Pool #A42097, 5.00%, 1/1/36	1,420,735
439,925	Pool #A42098, 5.50%, 1/1/36	469,653
295,726	Pool #A42099, 6.00%, 1/1/36	319,082
551,829	Pool #A42802, 5.00%, 2/1/36	583,160
1,396,591	Pool #A42803, 5.50%, 2/1/36	1,490,966
746,670	Pool #A42804, 6.00%, 2/1/36	805,643
738,074	Pool #A42805, 6.00%, 2/1/36	796,369
98,493	Pool #A44637, 5.50%, 4/1/36	105,154
617,693	Pool #A44638, 6.00%, 4/1/36	670,851
759,870	Pool #A44639, 5.50%, 3/1/36	812,169
912,044	Pool #A45396, 5.00%, 6/1/35	964,968
816,620	Pool #A46321, 5.50%, 7/1/35	871,803
1,477,675	Pool #A46735, 5.00%, 8/1/35	1,561,575
939,228	Pool #A46746, 5.50%, 8/1/35	1,002,697
443,118	Pool #A46747, 5.50%, 8/1/35	473,062
725,529	Pool #A46748, 5.50%, 8/1/35	774,557
260,384	Pool #A46996, 5.50%, 9/1/35	277,980
804,398	Pool #A46997, 5.50%, 9/1/35	861,521
1,091,359	Pool #A47552, 5.00%, 11/1/35	1,153,324
674,189	Pool #A47553, 5.00%, 11/1/35	712,468
695,214	Pool #A47554, 5.50%, 11/1/35	742,193
678,050	Pool #A48788, 5.50%, 5/1/36	724,717
954,319	Pool #A48789, 6.00%, 5/1/36	1,028,201
698,032	Pool #A49013, 6.00%, 5/1/36	752,073
425,942	Pool #A49526, 6.00%, 5/1/36	458,918
455,605	Pool #A49843, 6.00%, 6/1/36	493,772
778,263	Pool #A49844, 6.00%, 6/1/36	839,732
135,153	Pool #A49845, 6.50%, 6/1/36	152,858
917,125	Pool #A50128, 6.00%, 6/1/36	988,128
1,253,540	Pool #A59530, 5.50%, 4/1/37	1,330,539
609,589	Pool #A59964, 5.50%, 4/1/37	648,134
1,270,483	Pool #A61754, 5.50%, 5/1/37	1,348,523
344,747	Pool #A61779, 5.50%, 5/1/37	367,471
889,647	Pool #A61915, 5.50%, 6/1/37	944,294
2,979,974	Pool #A61916, 6.00%, 6/1/37	3,200,437
2,758,606	Pool #A63456, 5.50%, 6/1/37	2,948,744
979,760	Pool #A64012, 5.50%, 7/1/37	1,039,942
529,804	Pool #A64015, 6.00%, 7/1/37	569,000
665,242	Pool #A64016, 6.50%, 7/1/37	725,444
938,672	Pool #A64447, 6.00%, 8/1/37	1,012,809
896,172	Pool #A64450, 6.00%, 8/1/37	969,194
97,209	Pool #A65713, 6.00%, 9/1/37	106,434
740,612	Pool #A65837, 6.00%, 9/1/37	795,403
772,698	Pool #A66043, 5.50%, 7/1/37	825,879
2,237,534	Pool #A66061, 5.50%, 8/1/37	2,374,975
1,319,450	Pool #A66116, 6.00%, 9/1/37	1,417,065

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 810,938	Pool #A66122, 6.00%, 8/1/37	$871,262
696,789	Pool #A66133, 6.00%, 6/1/37	748,339
1,746,955	Pool #A66156, 6.50%, 9/1/37	1,905,046
1,200,201	Pool #A67630, 6.00%, 11/1/37	1,294,995
1,242,360	Pool #A68766, 6.00%, 10/1/37	1,340,484
449,750	Pool #A70292, 5.50%, 7/1/37	479,675
235,132	Pool #A73816, 6.00%, 3/1/38	254,354
987,171	Pool #A75113, 5.00%, 3/1/38	1,042,703
811,326	Pool #A76187, 5.00%, 4/1/38	852,909
693,897	Pool #A78354, 5.50%, 11/1/37	738,185
932,980	Pool #A79561, 5.50%, 7/1/38	990,289
1,309,483	Pool #A92388, 4.50%, 5/1/40	1,369,806
1,044,457	Pool #A93962, 4.50%, 8/1/40	1,087,389
89,919	Pool #B31082, 6.00%, 3/1/31	98,819
113,943	Pool #B31128, 6.00%, 9/1/31	125,221
90,227	Pool #B31139, 6.50%, 10/1/31	100,182
250,952	Pool #B31140, 6.50%, 10/1/31	278,642
59,947	Pool #B31146, 6.50%, 10/1/31	66,561
77,567	Pool #B31150, 6.50%, 11/1/31	86,126
196,387	Pool #B31188, 6.00%, 1/1/32	215,580
28,692	Pool #B31206, 6.00%, 3/1/32	31,532
113,437	Pool #B31292, 6.00%, 9/1/32	124,666
82,440	Pool #B31493, 5.00%, 2/1/34	87,223
507,325	Pool #B31516, 5.00%, 4/1/34	536,764
331,263	Pool #B31517, 5.00%, 4/1/34	350,486
248,880	Pool #B31532, 5.00%, 5/1/34	263,322
336,739	Pool #B31545, 5.00%, 5/1/34	356,279
236,305	Pool #B31546, 5.50%, 5/1/34	253,086
305,561	Pool #B31547, 5.50%, 5/1/34	327,260
370,500	Pool #B31550, 5.00%, 6/1/34	392,000
199,212	Pool #B31551, 5.50%, 6/1/34	213,919
327,402	Pool #B31587, 5.00%, 11/1/34	346,401
242,860	Pool #B31588, 5.50%, 11/1/34	260,107
316,254	Pool #B31642, 5.50%, 5/1/35	337,625
138,628	Pool #B50443, 5.00%, 11/1/18	147,960
200,362	Pool #B50450, 4.50%, 1/1/19	212,881
103,560	Pool #B50451, 5.00%, 1/1/19	110,596
57,444	Pool #B50458, 4.50%, 3/1/19	61,033
47,232	Pool #B50470, 4.50%, 4/1/19	50,182
194,709	Pool #B50496, 5.50%, 9/1/19	210,399
443,568	Pool #B50499, 5.00%, 11/1/19	473,707
58,309	Pool #B50500, 5.50%, 10/1/19	63,008
189,342	Pool #B50501, 4.50%, 11/1/19	201,172
222,035	Pool #B50504, 5.50%, 11/1/19	239,927
424,599	Pool #B50506, 5.00%, 11/1/19	453,449
95,195	Pool #C35457, 7.50%, 1/1/30	108,475
53,419	Pool #C37233, 7.50%, 2/1/30	60,871
89,383	Pool #C48137, 7.00%, 1/1/31	101,413

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 37,918	Pool #C48138, 7.00%, 2/1/31	$43,021
58,501	Pool #C50288, 6.50%, 4/1/31	64,956
386,340	Pool #C51686, 6.50%, 5/1/31	428,969
193,347	Pool #C53210, 6.50%, 6/1/31	214,680
65,350	Pool #C53914, 6.50%, 6/1/31	72,561
153,498	Pool #C60020, 6.50%, 11/1/31	170,435
133,938	Pool #C60804, 6.00%, 11/1/31	147,196
29,629	Pool #C62574, 6.50%, 12/1/31	32,898
79,675	Pool #C65200, 6.50%, 3/1/32	88,467
133,351	Pool #C65616, 6.50%, 3/1/32	148,065
61,982	Pool #C68324, 6.50%, 6/1/32	68,821
667,279	Pool #C73273, 6.00%, 11/1/32	732,493
445,722	Pool #C73525, 6.00%, 11/1/32	489,284
501,862	Pool #C74672, 5.50%, 11/1/32	538,912
815,037	Pool #C77844, 5.50%, 3/1/33	874,698
166,383	Pool #C77845, 5.50%, 3/1/33	178,562
516,839	Pool #C78252, 5.50%, 3/1/33	554,672
145,254	Pool #C78380, 5.50%, 3/1/33	155,887
221,492	Pool #C79178, 5.50%, 4/1/33	237,705
696,753	Pool #J00980, 5.00%, 1/1/21	743,006
479,228	Pool #J05466, 5.50%, 6/1/22	518,192
862,576	Pool #N31468, 6.00%, 11/1/37	920,460

		104,291,395

Ginnie Mae — 7.92%
1,400,000	(TBA), 3.50%, 10/1/40	1,412,907
696,363	Pool #409117, 5.50%, 6/20/38	748,791
755,676	Pool #487643, 5.00%, 2/15/39	805,862
1,355,862	Pool #514702, 8.25%, 12/15/32	1,451,811
480,232	Pool #588448, 6.25%, 9/15/32	504,469
1,613,292	Pool #616936, 5.50%, 1/15/36	1,746,412
599,609	Pool #617904, 5.75%, 9/15/23	616,855
573,051	Pool #624106, 5.13%, 3/15/34	590,301
457,208	Pool #664269, 5.85%, 6/15/38	490,470
1,415,391	Pool #675509, 5.50%, 6/15/38	1,537,026
864,515	Pool #685140, 5.90%, 4/15/38	925,000
1,133,147	Pool #697672, 5.50%, 12/15/38	1,230,512
989,672	Pool #697814, 5.00%, 2/15/39	1,060,346
953,531	Pool #697885, 4.50%, 3/15/39	1,005,050
1,562,196	Pool #698112, 4.50%, 5/15/39	1,659,369
2,581,360	Pool #698113, 4.50%, 5/15/39	2,729,001
1,006,184	Pool #699294, 5.63%, 9/20/38	1,090,559
4,999,880	Pool #713519, 6.00%, 7/1/39	5,500,115
997,172	Pool #714561, 4.50%, 6/15/39	1,054,205
1,372,856	Pool #716822, 4.50%, 4/15/39	1,453,896
1,210,341	Pool #716823, 4.50%, 4/15/39	1,279,585
1,276,781	Pool #717132, 4.50%, 5/15/39	1,356,229
1,476,042	Pool #717133, 4.50%, 5/15/39	1,555,792

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 1,386,966	Pool #720080, 4.50%, 6/15/39	$1,473,659
1,146,243	Pool #720521, 5.00%, 8/15/39	1,228,098
3,014,664	Pool #726550, 5.00%, 10/1/39	3,229,948
2,036,567	Pool #729018, 4.50%, 2/15/40	2,156,785
1,191,628	Pool #729019, 5.00%, 2/15/40	1,276,725
1,085,050	Pool #747241, 5.00%, 8/1/40	1,159,139
1,034,599	Pool #748846, 4.50%, 9/1/40	1,096,965

		43,425,882

Total U.S. Government Agency Backed Mortgages		570,772,354

(Cost $538,919,066)
U.S. Government Agency Obligations — 9.58%
Community Reinvestment Revenue Notes — 1.32%
47,684	3.39%, 8/1/35(b)(c)	46,970
7,250,000	3.98%, 8/1/35(b)(c)	7,162,558

		7,209,528

Freddie Mac — 0.36%
2,000,000	0.42%, 5/2/11(d)	1,997,752

Small Business Administration — 5.59%
266,269	0.55%, 4/25/28(a)	264,757
656,592	0.55%, 3/25/29(a)	652,837
1,943,265	0.55%, 9/25/30(a)	1,932,052
436,885	0.60%, 11/25/29(a)	435,168
279,173	0.60%, 3/25/28(a)	278,047
275,990	0.63%, 6/25/18(a)	274,597
1,124,860	0.63%, 4/15/32(c)	1,130,234
529,784	0.65%, 3/25/14(a)	527,072
205,275	0.66%, 4/15/26(c)	206,228
977,152	0.66%, 11/15/26(c)	981,727
439,276	0.66%, 7/15/32(c)	441,632
612,057	0.75%, 11/29/32(c)	616,049
174,352	0.80%, 9/15/32(c)	175,630
251,242	0.80%, 2/21/33(c)	253,110
1,332,503	0.80%, 4/15/33(c)	1,342,452
321,825	0.85%, 9/14/29(c)	324,039
1,472,505	0.87%, 4/21/34(c)	1,486,978
49,309	0.88%, 6/4/14(c)	49,423
199,313	0.88%, 12/1/19(c)	201,022
1,386,816	0.88%, 9/15/32(c)	1,398,420
781,743	0.88%, 2/15/32(c)	788,153
1,183,801	0.90%, 3/14/18(c)	1,192,318
180,299	1.00%, 5/15/20(c)	181,928
1,068,975	1.12%, 11/4/34(c)	1,089,737
114,377	1.13%, 7/30/17(a)	115,207
21,567,102	1.26%, 7/18/30*(c)	420,249
848,428	2.00%, 7/15/14(c)	854,935

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$ 280,084	2.75%, 7/15/20(c)	$292,564
91,131	2.75%, 3/15/20(c)	95,221
218,593	2.75%, 3/15/20(c)	228,504
289,121	2.75%, 9/15/19(c)	303,138
628,066	3.13%, 10/25/15(a)	644,159
1,040,463	3.38%, 10/25/15(a)	1,073,391
353,431	3.38%, 5/25/16(a)	362,290
531,225	3.58%, 12/25/15(a)	549,084
649,605	4.33%, 11/17/19(c)	655,175
93,632	5.70%, 8/15/17(c)	95,949
383,092	5.85%, 12/15/27(c)	399,659
252,300	5.85%, 9/27/13(c)	256,640
112,046	5.86%, 11/15/22(c)	116,806
326,068	5.98%, 6/9/26(c)	340,527
191,001	6.00%, 4/15/22(c)	198,862
537,203	6.03%, 10/31/32(c)	561,307
416,955	6.10%, 9/21/27(c)	436,115
1,333,466	6.13%, 4/15/31(c)	1,395,844
251,581	6.15%, 1/10/32(c)	263,390
169,984	6.25%, 9/15/27(c)	178,008
915,002	6.28%, 8/15/17(c)	940,428
163,542	6.30%, 4/15/18(c)	166,720
592,737	6.35%, 8/13/26(c)	620,782
1,005,259	6.45%, 2/19/32(c)	1,056,746
258,695	6.50%, 3/30/32(c)	272,114
51,311	6.51%, 7/6/27(c)	53,830
88,298	6.53%, 1/2/27(c)	92,601
61,004	6.69%, 5/28/24(c)	63,881
64,514	7.08%, 9/1/13(c)	65,943
148,412	7.08%, 1/19/14(c)	151,844
227,825	7.33%, 7/1/16(c)	234,851
168,200	7.33%, 2/23/16(c)	173,239
106,464	7.33%, 7/1/16(c)	109,747
157,479	7.38%, 4/1/15(c)	161,836
53,814	7.38%, 1/1/15(c)	55,259
71,887	7.58%, 8/1/16(c)	74,225
223,232	7.83%, 10/3/16(c)	230,896
10,866	8.08%, 2/15/14(c)	11,171
48,029	8.08%, 10/1/16(c)	49,733
3,161	9.58%, 2/15/12(c)	3,254
4,866	9.58%, 2/15/12(c)	5,009
9,046	9.83%, 12/15/11(c)	9,318

		30,664,061

United States Department of Agriculture — 2.31%
417,410	1.13%, 5/31/14(c)	425,508
193,248	5.09%, 3/1/20(c)	198,782
339,941	5.25%, 10/26/22(c)	352,458

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value

$353,696	5.55%, 10/20/32(c)	$367,013
330,799	5.55%, 10/20/32(c)	343,254
171,076	5.59%, 1/20/38(c)	175,413
525,157	5.60%, 11/29/30(c)	545,869
217,678	5.63%, 6/1/20(c)	224,897
66,266	5.64%, 1/20/38(c)	68,027
261,884	5.64%, 1/20/33(c)	272,088
625,382	5.64%, 1/20/38(c)	641,992
105,503	5.66%, 1/20/38(c)	108,354
104,287	5.66%, 10/20/32(c)	108,401
280,213	5.70%, 1/20/38(c)	288,054
471,398	5.73%, 2/1/30(c)	490,893
221,475	5.73%, 4/20/37(c)	227,831
766,064	5.75%, 1/20/33(c)	797,279
96,025	5.83%, 11/1/20(c)	99,460
139,955	5.91%, 12/4/37(c)	144,539
87,127	5.92%, 10/20/37(c)	90,054
123,287	5.98%, 12/20/37(c)	127,555
203,710	5.99%, 11/1/32(c)	212,726
130,073	6.01%, 11/8/32(c)	135,868
221,233	6.01%, 1/20/38(c)	228,974
52,390	6.01%, 7/20/36(c)	54,317
181,019	6.05%, 1/5/26(c)	189,131
409,042	6.05%, 1/1/37(c)	424,978
512,554	6.07%, 4/20/37(c)	532,208
144,370	6.08%, 7/1/32(c)	150,976
99,258	6.09%, 5/17/22(c)	103,462
72,866	6.10%, 1/1/13(c)	74,112
200,135	6.10%, 8/25/37(c)	207,700
298,401	6.12%, 1/26/37(c)	310,365
215,287	6.12%, 4/20/37(c)	223,857
516,001	6.13%, 5/15/14(c)	526,016
98,156	6.13%, 7/20/22(c)	102,361
87,959	6.13%, 8/1/19(c)	90,890
97,619	6.18%, 1/20/38(c)	101,391
222,803	6.20%, 1/20/37(c)	232,239
395,119	6.23%, 3/14/32(c)	414,080
603,461	6.25%, 1/1/37(c)	628,543
82,553	6.28%, 3/1/14(c)	84,181
209,275	6.38%, 1/31/37(c)	218,748
234,751	6.38%, 2/16/37(c)	245,311
816,637	6.63%, 12/15/23(c)	854,618
197,606	6.64%, 4/20/37(c)	207,488

		12,652,261

Total U.S. Government Agency Obligations		52,523,602

(Cost $52,467,491)

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

Principal Amount		Value
Promissory Notes — 1.99%
$9,375,000	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35(b)(c)	$10,910,752

Total Promissory Notes		10,910,752

(Cost $9,375,000)

Shares
Investment Company — 5.24%
28,716,453	JPMorgan Prime Money Market Fund	28,716,453

Total Investment Company		28,716,453

(Cost $28,716,453)

Total Investments		$684,430,831
(Cost 651,067,170)(e) — 124.82%

Liabilities in excess of other assets — (24.82)%		(136,091,706)

NET ASSETS — 100.00%		$548,339,125

TBA Sale Commitments

Principal Amount		Proceeds	Value

$18,000,000	Fannie Mae 5.50%, 30 Year	$(19,130,625)	$(19,133,442)
$30,000,000	Fannie Mae 5.00%, 30 Year	$(31,579,688)	$(31,575,000)

*	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	Floating rate note. Rate shown is as of report date.

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2010

(b)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933). The total investment in restricted and illiquid securities representing $21,017,627 or 3.83% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2010 Carrying Value Per Unit
$575,000	Atlantic Marine Corps Communities LLC	7/31/2007	$ 509,772	$0.89
$2,000,000	Pacific Beacon LLC Community Reinvestment	12/18/2006	$2,000,000	$0.71
$47,684	Revenue Note Community Reinvestment	3/24/2008	$ 47,388	$0.98
$7,250,000	Revenue Note Fort Knox Military Housing	3/24/2008	$7,157,925	$0.99
$1,395,000	Privatization Project Massachusetts Housing	1/29/2007	$1,328,900	$0.69
$9,375,000	Investment Corp.	3/29/2005	$9,375,000	$1.16

(c)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	The rate represents the annualized yield at time of purchase.
(e)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

IBC - Insured by International Bancshares Corp.

LOC - Letter of Credit

MBIA – Insured by MBIA

NATL-RE - National Reinsurance Corp.

OID - Original Issue Discount

See notes to financial statements.

30

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31

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments in securities, at value (cost $651,067,170)	$684,430,831
Segregated cash collateral for reverse repurchase agreements	7,870,000
Interest and dividends receivable	3,354,559
Margin variation receivable	40,625
Receivable for open maturities	184,117
Receivable for TBA sales commitment	50,793,313
Receivable for Fund shares sold	15,014,471
Receivable for investments sold	2,932,955
Deposits at broker for futures contracts	714,814
Prepaid expenses and other assets	28,463

Total Assets	765,364,148

Liabilities:
Distributions payable	1,325,932
Payable for capital shares redeemed	4,350
Payable for investments purchased	16,356,696
Reverse repurchase agreements (including interest of $55,995)	148,161,701
TBA sales commitment, at value (proceeds $50,710,313)	50,708,442
Accrued expenses and other payables:
Investment advisory fees	277,078
Accounting fees	4,215
Distribution fees	8,748
Trustee fees	402
Audit fees	51,365
Transfer Agent fees	15,035
Other	111,059

Total Liabilities	217,025,023

Net Assets	$548,339,125

Net Assets Consist Of:
Capital	$549,122,019
Distributions in excess of net investment income	(1,325,553)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(32,428,732)
Net unrealized appreciation on investments, futures contracts, and sale commitments	32,971,391

Net Assets	$548,339,125

32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$12,141,295
Class I	536,197,830

Total	$548,339,125

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	1,237,153
Class I	54,693,744

Total	55,930,897

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.81
Class I	$9.80
Maximum Offering Price Per Share:
Class A	$10.19
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

33

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2010

Investment Income:
Interest income	$31,945,122
Dividend income	11,210

Total Investment Income	31,956,332

Expenses:
Management fees	3,458,710
Interest expense	393,620
Distribution fees - Class A	26,371
Accounting services	52,914
Audit fees	42,114
Legal fees	84,595
Custodian fees	62,793
Insurance fees	8,229
Trustees’ fees and expenses	10,143
Transfer agent fees	84,456
Printing and shareholder reports	17,925
Registration fees	54,002
Other fees and expenses	128,032

Net expenses	4,423,904

Net Investment Income	27,532,428

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized gains from investment transactions	3,905,584
Net realized losses from sale commitments	(930,996)
Net realized losses from futures contracts	(6,705,515)
Net change in unrealized appreciation/depreciation on investments	4,952,498
Net change in unrealized appreciation/depreciation on sale commitments	4,543
Net change in unrealized appreciation/depreciation on futures contracts	396,484

Net realized/unrealized losses from investments, sales commitments and futures contracts	1,622,598

Change in net assets resulting from operations	$29,155,026

See notes to financial statements.

34

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

From Investment Activities:
Operations:
Net investment income	$ 27,532,428	$ 28,079,284
Net realized losses from investments, sale commitments and futures contracts	(3,730,927)	(8,591,215)
Net change in unrealized appreciation/depreciation on investments, sale commitments and futures contracts	5,353,525	30,085,498

Change in net assets resulting from operations	29,155,026	49,573,567

Distributions to Class A Shareholders:
From net investment income	(506,316)	(157,849)

Distributions to Class I Shareholders:
From net investment income	(27,631,062)	(28,179,606)

Change in net assets resulting from shareholder distributions	(28,137,378)	(28,337,455)

Capital Transactions:
Proceeds from shares issued	66,848,481	36,928,806
Distributions reinvested	10,529,652	9,642,647
Cost of shares redeemed	(99,866,348)	(41,401,532)

Change in net assets resulting from capital transactions	(22,488,215)	5,169,921

Net increase (decrease) in net assets	(21,470,567)	26,406,033

Net Assets:
Beginning of year	569,809,692	543,403,659

End of year	$548,339,125	$569,809,692

Distributions in excess of net investment income	$ (1,325,553)	$ (1,325,287)

Share Transactions:
Issued	6,806,808	3,816,303
Reinvested	1,071,977	1,008,944
Redeemed	(10,176,964)	(4,345,147)

Change in shares resulting from capital transactions	(2,298,179)	480,100

See notes to financial statements.

35

FINANCIAL STATEMENTS

Statement of Cash Flows

For the Year Ended September 30, 2010

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$29,155,026
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest and dividend receivable	354,439
Decrease in variation margin receivable	31,250
Decrease in deposits at broker for futures contracts	1,082,194
Decrease in prepaid expenses and other assets	2,197
Increase in segregated cash collateral for reverse repurchase agreements	(5,526,513)
Decrease in receivables for open maturities	11,041
Decrease in interest due on reverse repurchase agreements	(24,642)
Decrease in payable to investment adviser	(7,491)
Increase in accrued expenses and other liabilities	112,683
Proceeds from sales and paydowns of long-term securities	163,087,161
Proceeds from TBA sales commitments	538,607,975
Purchases of short-term securities	(2,214,007,057)
Purchases of long-term securities	(116,873,095)
Proceeds from sales of short-term securities	2,193,345,679
Closing of TBA sales commitments	(539,609,621)
Amortization of premium and discount – net	44,038
Net realized gains from investment transactions	(3,905,584)
Net realized losses from sales commitments	930,996
Net change in unrealized (appreciation)/depreciation on investment securities and sale commitments	(4,957,041)

Net Cash Provided by Operating Activities	41,853,635

Cash Provided by Financing Activities:
Proceeds from issuance of shares	64,834,010
Cash payments on shares redeemed	(99,865,497)
Cash receipts from reverse repurchase agreements	1,046,442,352
Cash payments on reverse repurchase agreements	(1,035,777,890)
Distributions paid to shareholders	(17,823,890)

Net Cash Used in Financing Activities	(42,190,915)

Cash:
Net decrease in cash	(337,280)
Cash at beginning of year	337,280

Cash at end of year	$—

Cash Flow Information:
Cash paid for interest	418,262

Noncash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	10,529,652

See notes to financial statements.

36

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37

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

	Year Ended September 30,	Year Ended September 30,
	2010

	Class A	Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.80	$9.79

Net investment income(d)	0.46	0.49
Realized and unrealized gain (loss)	0.02	0.02

Total from investment operations	0.48	0.51

Less dividends from net investment income	(0.47)	(0.50)

Net asset value, end of period	$9.81	$9.80

Total Investment Return:(e)
Based on net asset value per share	5.02%	5.28%
Ratios to Average Net Assets:(f)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	0.97%	0.72%
Total expenses, excluding interest expense(h)	0.97%	0.72%
Net expenses	1.04%	0.79%
Net Investment Income	4.67%	4.94%
Ratios to Average Net Assets, Plus Average Borrowings:(f)(i)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	0.78%	0.58%
Total expenses, excluding interest expense	0.78%	0.58%
Net expenses	0.84%	0.64%
Net Investment Income	3.76%	3.98%

Net assets, end of period (in thousands)	$12,141	$536,198
Portfolio turnover	9%	9%

(a)	Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.
(b)	For the period January 29, 2009 (commencement of operations) to September 30, 2009.
(c)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.
(d)	Based on average shares outstanding.
(e)	Total investment returns exclude the effect of sales charge.
(f)	Annualized for those periods that are less than one year.
(g)	To the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) were less then 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.
(h)	Total expenses of the Fund for the period ended September 30, 2009 is 1.36% and 1.09% for the Class A and Class I shares, respectively. Total expenses for the year ended September 30, 2010 would be the same as shown in the financial highlights because there were no fee waivers during the year.
(i)	These ratios are calculated based upon the average net assets plus average borrowings.

38

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

Period Ended September 30,	For the Year Ended September 30,	Period June 1, 2008 to September 30,	For the Year Ended May 31,
2009		2008(a)	2008	2007	2006
Class A(b)	Class I(c)	Class I(c)	Class I(c)	Class I(c)	Class I(c)
$9.47	$9.41	$9.48	$9.46	$9.29	$9.82

0.31	0.50	0.16	0.46	0.44	0.45
0.34	0.38	(0.07)	0.02	0.17	(0.53)

0.65	0.88	0.09	0.48	0.61	(0.08)

(0.32)	(0.50)	(0.16)	(0.46)	(0.44)	(0.45)

$9.80	$9.79	$9.41	$9.48	$9.46	$9.29

7.11%	9.59%	1.02%	5.19%	6.65%	(0.83)%
1.00%	0.74%	0.86%	0.93%	0.79%	0.74%
1.25%	0.74%	0.86%	0.93%	0.83%	0.73%
1.11%	1.06%	1.61%	1.99%	1.48%	1.32%
4.77%	5.16%	5.17%	4.83%	4.55%	4.72%
0.81%	0.59%	0.67%	0.75%	0.70%	0.65%
1.02%	0.59%	0.67%	0.75%	0.74%	0.64%
0.90%	0.85%	1.25%	1.60%	1.31%	1.16%
3.89%	4.12%	4.00%	3.88%	4.03%	4.13%
$8,662	$561,148	$543,404	$513,723	$474,720	$449,324
10%	10%	1%	19%	23%	21%

See notes to financial statements.

39

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

1. Organization

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This annual report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc., the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) acts as the investment advisor for the Trust. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Valuations of certain mortgage backed securities that qualify under the Community Reinvestment Act (“CRA”) may also include adjustments to reflect the CRA premium indicated by the independent pricing agent to reflect the higher valuations accorded these securities in the market for their geographically or other targeted nature. Swaptions are fair valued using methodologies approved by the Trust’s Board. These valuation techniques take into account mutiple factors, including fundamental security analytical data, information from broker-dealers, market spreads and interest rates.Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. In such cases where a security price is unavailable, or where Fund

40

NOTES TO FINANCIAL STATEMENTS

Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

Financial Instruments:

Reverse Repurchase Agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party brokers-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited. For the year ended September 30, 2010, the average amount borrowed was approximately $133,360,930 and the daily weighted average interest rate was 0.30%.

Details of open reverse repurchase agreements at September 30, 2010 were as follows:

		Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Goldman Sachs		0.29%	7/01/10	10/01/10	$(35,565,338)	$(35,539,000)
Goldman Sachs		0.28%	8/10/10	10/07/10	(28,587,672)	(28,574,782)
Mizuho Securities		0.30%	8/17/10	10/14/10	(21,489,381)	(21,479,000)
Mizuho Securities		0.27%	9/07/10	10/21/10	(31,675,449)	(31,665,000)
Goldman Sachs		0.27%	9/14/10	10/28/10	(30,858,103)	(30,847,923)

Details of underlying collateral pledged for open reverse repurchase agreements in addition to the segregated cash collateral shown on the Statement of Assets and Liabilities at September 30, 2010 were as follows:

	Description		Rate	Maturity Date	Par	Value
Goldman Sachs 7/01/10 to 10/01/10
	Fannie Mae Pool #806754		4.50%	9/01/34	$3,326,843	$3,499,459
	Fannie Mae Pool #727312		5.00%	9/01/33	2,877,449	3,055,212
	Fannie Mae Pool #663159		5.00%	7/01/32	4,942,430	5,240,659
	Fannie Mae Pool #885724		5.50%	6/01/36	2,810,951	2,996,465
	Fannie Mae Pool #844361		5.50%	11/01/35	3,639,003	3,891,674
	Fannie Mae Pool #829649		5.50%	3/01/35	1,561,826	1,675,151
	Fannie Mae Pool #806761		5.50%	9/01/34	4,435,702	4,757,553
	Fannie Mae Pool #257892		5.50%	2/01/38	2,197,661	2,349,101
	Freddie Mac Pool #A25310		5.00%	6/01/34	1,984,993	2,100,178
	Freddie Mac Pool #A28241		5.50%	10/01/34	1,435,760	1,537,717

41

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Value
	Freddie Mac Pool #A61916	6.00%	6/01/37	$2,979,974	$ 3,200,437
	Freddie Mac Pool #A66156	6.50%	9/01/37	1,746,955	1,905,046

					$36,208,652

Goldman Sachs 8/10/10 to 10/07/10
	Fannie Mae Pool #AC2109	4.50%	7/01/39	$2,197,112	$ 2,291,886
	Fannie Mae Pool #AC6307	5.00%	12/01/39	2,247,846	2,378,987
	Fannie Mae Pool #990510	5.50%	8/01/38	1,280,019	1,361,824
	Fannie Mae Pool #986957	5.50%	7/01/38	1,213,334	1,290,877
	Fannie Mae Pool #702478	5.50%	6/01/33	2,173,134	2,334,889
	Fannie Mae Pool #952632	6.00%	7/01/37	1,915,962	2,071,180
	Fannie Mae Pool #952598	6.00%	7/01/37	1,622,206	1,767,851
	Fannie Mae Pool #944502	6.00%	6/01/37	1,485,011	1,603,924
	Freddie Mac Pool #A46735	5.00%	8/01/35	1,477,675	1,561,575
	Freddie Mac Pool #A40538	5.00%	12/01/35	1,614,273	1,705,928
	Freddie Mac Pool #A37185	5.00%	9/01/35	1,261,993	1,333,647
	Freddie Mac Pool #A14325	5.00%	9/01/33	1,167,807	1,237,397
	Freddie Mac Pool #A63456	5.50%	6/01/37	2,758,606	2,948,744
	Freddie Mac Pool #A59530	5.50%	4/01/37	1,253,540	1,330,539
	Freddie Mac Pool #A42803	5.50%	2/01/36	1,396,591	1,490,966
	Freddie Mac Pool #A67630	6.00%	11/01/37	1,200,201	1,294,995
	Freddie Mac Pool #A66116	6.00%	9/01/37	1,319,450	1,417,065

					$29,422,274

Mizuho Securities 8/17/10 to 10/14/10
	Fannie Mae Pool #AD1942	4.50%	1/01/40	$3,430,195	$ 3,593,166
	Fannie Mae Pool #387590	4.90%	9/01/15	9,328,850	10,404,748
	Fannie Mae Pool #777621	5.00%	2/01/34	2,830,808	3,005,690
	Fannie Mae Pool #386608	5.37%	11/01/21	4,627,716	5,106,903

					$22,110,507

Mizuho Securities 9/07/10 to 10/21/10
	Fannie Mae Pool #AD1585	4.50%	2/01/40	$4,027,887	$ 4,219,258
	Fannie Mae Pool #AD1988	4.50%	2/01/40	4,891,638	5,124,045
	Fannie Mae Pool #AD4456	4.50%	4/16/40	3,467,360	3,632,098
	Fannie Mae Pool #AC7199	5.00%	12/01/39	4,812,756	5,093,534
	Fannie Mae Pool #AD1560	5.00%	3/01/40	3,388,616	3,586,311
	Fannie Mae Pool #908672	5.50%	1/01/37	1,280,209	1,364,699
	Fannie Mae Pool #AA0527	5.50%	12/01/38	3,084,240	3,304,483

42

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Value
	Ginnie Mae Pool #713519	6.00%	7/01/39	$4,725,203	$ 5,197,956

					$31,522,384

Goldman Sachs 9/14/10 to 10/28/10
	Fannie Mae Pool #AD1471	4.50%	2/01/39	$2,916,020	$ 3,054,563
	Fannie Mae Pool #AD4458	4.50%	4/01/40	2,829,354	2,949,633
	Fannie Mae Pool #MC0171	4.50%	9/01/39	1,871,284	1,960,190
	Fannie Mae Pool #934941	5.00%	8/01/39	2,797,050	2,960,232
	Fannie Mae Pool #AA0526	5.00%	12/01/38	1,883,422	1,998,199
	Fannie Mae Pool #AC1463	5.00%	8/01/39	2,294,157	2,416,529
	Fannie Mae Pool #AD1470	5.00%	2/01/39	3,001,329	3,176,430
	Freddie Mac Pool #A38830	5.00%	5/01/35	1,637,870	1,730,866
	Freddie Mac Pool #A34999	5.50%	4/01/35	1,834,737	1,958,721
	Freddie Mac Pool #A66061	5.50%	8/01/37	2,237,534	2,374,975
	Ginnie Mae Pool #698113	4.50%	5/15/39	2,407,481	2,545,178
	Ginnie Mae Pool #729018	4.50%	2/15/40	2,029,166	2,148,948
	Ginnie Mae Pool #726550	5.00%	10/01/39	2,985,806	3,199,028

					$32,473,492

Derivatives

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Losses may arise if the price of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Fund from their counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in value of the options should the counterparty not perform under the contracts. Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

43

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Instruments as of September 30, 2010*:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
	Asset Derivatives
Interest Rate Contracts	Assets - Margin Variation Receivable	$40,625

* For open derivative instruments as of September 30, 2010, see the following section for financial futures contracts.

The effect of Derivative Instruments on the Statement of Operations during the year ended September 30, 2010 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Purchased Swaptions	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Contracts	$(1,438,750)	$(6,705,515)	$396,484

For the year ended September 30, 2010, the average volume of derivative activities are as follows:

Purchased Swaptions (Cost)	Futures Short Positions (Contracts)
$4,127,813	596

Financial Futures Contracts

The Fund entered into futures contracts in an effort to manage the duration of the portfolio or to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Financial futures contracts involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

44

NOTES TO FINANCIAL STATEMENTS

The Fund had the following open futures contracts at September 30, 2010:

	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)	Notional Value	Counterparty

90 Day Euro
Dollar	25	March, 2011	$1,562	$6,225,938	Barclays Capital
	25	March, 2012	(312)	6,197,500	Barclays Capital
	25	March, 2013	(3,125)	6,154,688	Barclays Capital
	25	June, 2011	1,562	6,221,250	Barclays Capital
	25	June, 2012	(1,562)	6,186,875	Barclays Capital
	25	June, 2013	(3,437)	6,142,500	Barclays Capital
	25	September, 2011	1,562	6,215,313	Barclays Capital
	25	September, 2012	(2,500)	6,176,563	Barclays Capital
	25	September, 2013	(3,750)	6,130,313	Barclays Capital
	25	December, 2010	2,187	6,229,688	Barclays Capital
	25	December, 2011	937	6,207,188	Barclays Capital
	25	December, 2012	(3,437)	6,164,688	Barclays Capital
Ten Year
U.S. Treasury Notes	400	December, 2010	(173,828)	50,244,922	Barclays Capital
Thirty Year
U.S. Treasury Bonds	160	December, 2010	(210,000)	21,185,000	Barclays Capital

Details of underlying collateral pledged for open futures contracts in addition to the deposit at brokers shown on the Statement of Assets and Liabilities at September 30, 2010 were as follows:

Description	Yield	Maturity Date	Par	Market Value
Freddie Mac Discount Note	0.42%	05/02/11	$2,000,000	$1,997,752

Options

The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund does not have any outstanding options as of September 30, 2010.

Swaptions

The Fund may purchase or write swaptions in an attempt to gain additional protection against the effects of interest rate fluctuations. Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Fund bears the risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. The Fund executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).The Fund does not have any outstanding call swaptions as of September 30, 2010.

45

NOTES TO FINANCIAL STATEMENTS

TBA Commitments

The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Mortgage Backed Securities

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage backed securities that qualify under the CRA in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Credit Enhancement

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

—     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—    Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

—    Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

46

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$28,716,453	$—	$—	$28,716,453
Municipal Bonds	—	18,610,323	—	18,610,323
Corporate Bonds	—	2,897,347	—	2,897,347
U.S. Government Agency Backed Mortgages	—	570,772,354	—	570,772,354
U.S. Government Agency Obligations	—	52,523,602	—	52,523,602
Promissory Notes	—	10,910,752	—	10,910,752

	$28,716,453	$655,714,378	$—	$684,430,831

Other Financial Instruments(*)
Interest Rate Contracts	$7,810	$—	$—	$7,810

Total Assets	$28,724,263	$655,714,378	$—	$684,438,641

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(401,951)	$—	$—	$(401,951)

* Other financial instruments are instruments not reflected in the Schedule of Portfolio Investments, such as futures contracts which are shown at the unrealized appreciation/(depreciation) on the investment.

During the year ended September 30, 2010, the Fund recognized no significant transfers to/from level 1 or 2. Additional disclosure surrounding the activity in level 3 fair value measurement will be effective for the fiscal years beginning after December 15, 2010. Management is currently evaluating the impact it will have on the financial statement disclosure.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to

47

NOTES TO FINANCIAL STATEMENTS

be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2010, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Decrease Accumulated Realized Loss
$604,684	$(604,684)

3. Agreements and Other Transactions with Affiliates

RBC GAM (US) serves as investment advisor to the Fund. The Advisor has agreed to waive or limit fees through January 31, 2011, to maintain expenses (excluding interest expense, management fees and distribution fees) at 0.20% of the Fund’s average monthly gross assets less liabilities, other than indebtness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. During the year ended September 30, 2010, no reimbursements were made to the Advisor.

Under the terms of the Fund’s management agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average daily total assets less liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage so as to increase the amount of assets upon which it may charge a fee. As of September 30, 2010, the impact of leverage raised the management fee to approximately 62 basis points (0.62%) of the Fund’s average net assets.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 ($1,500 effective October 1, 2010) fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors, Inc. (through February 15, 2010), and Quasar Distributors LLC (effective February 16, 2010) (the “Distributor”) acts as the Fund’s distributor. Tamarack Distributors Inc. was an affiliate of RBC GAM (US) and Quasar Distributors LLC is not affiliated. The Plan permits the Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

48

NOTES TO FINANCIAL STATEMENTS

Class A
12b-1 Plan Fee	0.25%

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2010, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2010 were as follows:

Purchases(Excl. U.S. Gov’t.)	Sales(Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$ 128,968,968	$60,940,413	$—	$—

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 4,694,851	$ 8,519,665
Distributions reinvested	124,567	65,802
Cost of shares redeemed	(1,346,445)	(76,189)

Change in Class A	$ 3,472,973	$ 8,509,278

Class I
Proceeds from shares issued	$ 62,153,630	$ 28,409,141
Distributions reinvested	10,405,085	9,576,845
Cost of shares redeemed	(98,519,903)	(41,325,343)

Change in Class I	$(25,961,188)	$ (3,339,357)

Change in net assets resulting from capital transactions	$(22,488,215)	$ 5,169,921

49

NOTES TO FINANCIAL STATEMENTS

	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009*
SHARE TRANSACTIONS:
Class A
Issued	477,077	885,359
Reinvested	12,657	6,815
Redeemed	(136,866)	(7,889)

Change in Class A	352,868	884,285

Class I
Issued	6,329,731	2,930,944
Reinvested	1,059,320	1,002,129
Redeemed	(10,040,098)	(4,337,258)

Change in Class I	(2,651,047)	(404,185)

Change in shares resulting from capital transactions	(2,298,179)	480,100

* January 29, 2009 (commencement of operations) through September 30, 2009 for Class A and year ended September 30, 2009 for Class I.

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2010 the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 651,067,170	$35,132,713	$(1,769,052)	$33,363,661

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2010	$28,353,542	$28,353,542
For the year ended September 30, 2009	28,373,918	28,373,918

50

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2010, the components of accumulated earnings/(losses) and tax character of distritutions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Post October Losses	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Losses
$379	$379	$(1,325,932)	$(4,199,223)	$(28,623,650)	$33,365,532	$(782,894)

As of September 30, 2010, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$ 1,911,397	2011
3,756,334	2012
659,184	2013
27,743	2014
2,484,167	2015
8,197,543	2016
11,587,282	2018

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (for the tax years ended September 30 of the years 2008, 2009, 2010 and the tax years ended May 31 of the years 2007 and 2008.), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Access Capital Community Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Community Investment Fund as of September 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 23, 2010

52

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2010, as qualified interest income as defined in the Internal Revenue Code as 99.99%.

The designation is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

53

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (69)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

Ronald James (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (61)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: None

54

MANAGEMENT (Unaudited)

Independent Trustees(1)

James R. Seward (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senior Living Inc., LabOne Inc.; Concorde Colleges; American Retirement Corp.

William B. Taylor (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)

Erik R. Preus (45)(4)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since March 2006)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Executive Officers(1)(2)(3)

Erik R. Preus (45)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009-present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc.(2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

James A. Gallo (46)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

55

MANAGEMENT (Unaudited)

Executive Officers(1)(2)(3)

Kathleen A. Hegna (43)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009-present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (46)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006-present; Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (39)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (42)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (44)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity products since October 2009, Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U. S., RBC Global Asset Management (U.S.) Inc. (June 2009 to Present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008), Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

56

MANAGEMENT (Unaudited)

Executive Officers(1)(2)(3)

Access Capital Community Investment Fund Officers(1)(2)(3)

Ronald A. Homer (63)

Position Term of Office and Length of Time Served with the Trust: President since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management

(U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008-present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman: Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address for each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(3)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(4)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

57

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

58

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/10	9/30/10	4/1/10-9/30/10	4/1/10-9/30/10
Class A	$1,000.00	$1,029.50	$5.39	1.06%
Class I	$1,000.00	$1,030.80	$4.12	0.81%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/10	9/30/10	4/1/10-9/30/10	10/1/09-3/31/10
Class A	$1,000.00	$1,019.75	$5.37	1.06%
Class I	$1,000.00	$1,021.01	$4.10	0.81%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half-year period).

59

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September, 2010, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (formerly named Voyageur Asset Management Inc.) (the “Advisor”) and reviewing the performance, fees and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature and quality of the services provided to the Fund by the Advisor, including information prepared by an independent third-party consultant as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees also requested information regarding other funds that focus particularly on investments eligible for regulatory credit under the Community Reinvestment Act of 1977. The Trustees reviewed performance data both before and after fees and expenses. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds prepared by the consultant. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advised in a similar strategy. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Fund.

With regard to Fund performance, the Trustees recognized that the Fund’s total return was near the peer group median, and that the Fund’s investment operations were consistent with its stated mandate. The Fund’s advisory fees and overall expense levels were higher than its peers, but the Trustees recognized that the Fund’s use of leverage contributed to its higher relative expenses.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the Advisor’s specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 and the continued focus on the Fund’s related core mandate by the Advisor’s leadership team. The Trustees also considered the Advisor’s research, credit and fundamental analysis capabilities, and the portfolio management experience of the Advisor’s staff, as well as its operational and compliance structure and systems and financial strength. The Trustees also considered steps that had been taken by the Advisor to expand upon existing research capabilities and compliance processes and its implementation of strategic initiatives geared toward the success of the Fund.

60

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement for the Fund. In arriving at their decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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64

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2010.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management U.S., Inc. serves as investment adviser to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR09-10

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $283,350 for 2010 and $305,300 for 2009.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $75,000 for 2009.

Audit-related fees for 2009 relate to the mid-year review of the semi-annual report.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $38,330 for 2010 and $49,500 for 2009.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)	Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) RBC Funds Trust

By (Signature and Title)*	/s/ ERIK R. PREUS
Erik R. Preus, President and Chief Executive Officer
(principal executive officer)

Date 11/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ERIK R. PREUS
Erik R. Preus, President and Chief Executive Officer
(principal executive officer)

Date 11/23/10

By (Signature and Title)*	/s/ KATHLEEN A. HEGNA
Kathleen A. Hegna, Chief Financial Officer
(principal financial officer)

Date 11/23/10

*	Print the name and title of each signing officer under his or her signature.